As filed with the Securities and Exchange Commission on September 21, 2017.

1933 Act Registration No. 333-68105
1940 Act Registration No. 811-09121

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No. [ ]		[ ]

Post-Effective Amendment No. 52		[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No. 54		[X]

JNL VARIABLE FUND LLC
(Exact Name of Registrant as Specified in Charter)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (312) 338-5801

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing Address)

with a copy to:

	Susan S. Rhee, Esq.	Ropes & Gray LLP
	JNL Variable Fund LLC	32nd Floor
	Vice President, Counsel & Secretary	191 North Wacker Drive
	1 Corporate Way	Chicago, Illinois 60606
	Lansing, Michigan 48951	Attn: Paulita A. Pike, Esq.

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)

[X]	on September 25, 2017 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on _________________pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C.
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

PROSPECTUS

September 25, 2017

JNL® VARIABLE FUND LLC
Business Address:  1 Corporate Way • Lansing, Michigan 48951
Mailing Address:  225 W. Wacker Drive • Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund LLC (“JNL Variable Fund” or the “Company”).  JNL Variable Fund offers interests in separate funds (collectively, “Funds”), which are comprised of two groups for U.S. federal income tax purposes – a Partnership Fund and Regulated Investment Company Funds.

The interests of JNL Variable Fund are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and to regulated investment companies.  JNL Variable Fund currently offers interests in the following separate Funds, each with its own investment objective.

Partnership Fund
JNL/Mellon Capital DowSM Index Fund	Class A and Class I

Regulated Investment Company Funds
JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund)	Class A and Class I
JNL/Mellon Capital Nasdaq® 100 Index Fund (formerly, JNL/Mellon Capital Nasdaq® 100 Fund)	Class A and Class I
JNL/Mellon Capital S&P® SMid 60 Fund	Class A and Class I
JNL/Mellon Capital JNL 5 Fund	Class A and Class I
JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund)	Class A and Class I
JNL/Mellon Capital Consumer Discretionary Sector Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund)	Class A and Class I
JNL/Mellon Capital Financial Sector Fund	Class A and Class I
JNL/Mellon Capital Healthcare Sector Fund	Class A and Class I
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	Class A and Class I
JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund)	Class A and Class I

The JNL/Mellon Capital Consumer Discretionary Sector Fund, the JNL/Mellon Capital Energy Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Information Technology Sector Fund, and JNL/Mellon Capital Telecommunications Sector Fund are also referred to in this Prospectus collectively as the JNL/MC Sector Funds.

For a description of certain differences between the Partnership Fund and the Regulated Investment Company Funds, refer to the section entitled “Tax Status.”

Each Fund offers two classes of shares, Class A and Class I.  Class A and I shares are described in this Prospectus. Please note that effective September 25, 2017, all Class B shares are now referred to as Class I shares.

For more detailed information about JNL Variable Fund and the separate Funds, see JNL Variable Fund’s Statement of Additional Information (“SAI”) dated September 25, 2017, which is incorporated by reference into (which means it legally is a part of) this Prospectus.

The Securities and Exchange Commission and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

“JNL®,” “Jackson National®,” “Jackson National Life®,” “JacksonSM,” and “Jackson NYSM” are trademarks or service marks of Jackson National Life Insurance Company.

______________________________________________

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TABLE OF CONTENTS

I.	Summary Overview of Each Fund	1

Investment Objective, Expenses, Portfolio Turnover, Principal Investment Strategies, Principal Risks of Investing in the Fund, Performance, Portfolio Management, Purchase and Redemption of Fund Shares, Tax Information, and Payments to Broker-Dealers and Financial Intermediaries

	JNL/Mellon Capital DowSM Index Fund	1
	JNL/Mellon Capital MSCI World Index Fund	5
	JNL/Mellon Capital Nasdaq® 100 Index Fund	9
	JNL/Mellon Capital S&P® SMid 60 Fund	13
	JNL/Mellon Capital JNL 5 Fund	17
	JNL/Mellon Capital Telecommunications Sector Fund	21
	JNL/Mellon Capital Consumer Discretionary Sector Fund	25
	JNL/Mellon Capital Financial Sector Fund	29
	JNL/Mellon Capital Healthcare Sector Fund	33
	JNL/Mellon Capital Energy Sector Fund	37
	JNL/Mellon Capital Information Technology Sector Fund	41

II.	Additional Information About Each Fund	45

Investment Objectives, Principal Investment Strategies, Principal Risks of Investing in the Fund, and Additional Information About the Other Investment Strategies, Other Investments and Risk of the Fund

	JNL/Mellon Capital DowSM Index Fund	45
	JNL/Mellon Capital MSCI World Index Fund	47
	JNL/Mellon Capital Nasdaq® 100 Index Fund	49
	JNL/Mellon Capital S&P® SMid 60 Fund	51
	JNL/Mellon Capital JNL 5 Fund	54
	JNL/Mellon Capital Telecommunications Sector Fund	58
	JNL/Mellon Capital Consumer Discretionary Sector Fund	60
	JNL/Mellon Capital Financial Sector Fund	62
	JNL/Mellon Capital Healthcare Sector Fund	64
	JNL/Mellon Capital Energy Sector Fund	66
	JNL/Mellon Capital Information Technology Sector Fund	68

III.	More About the Funds	70

IV.	Glossary of Risks	75

V.	Management of the JNL Variable Fund	84

Investment Adviser, Advisory Fee, Investment Sub-Adviser, Portfolio Managers, Administrator, Distributor, Classes of Shares. Rule 12b-1 Plan, Investment in Fund Shares, Market Timing Policy, Disclosure of Portfolio Securities, Redemption of Fund Shares, and Tax Status

VI.	Financial Highlights	93

	The Financial Highlights Tables Will Help You Understand A Fund’s Financial Performance For The Past Five Years, Or For The Shorter Life Of The Fund.

VII.	Appendix A	A-1

VIII.	Appendix B	B-1

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Summary O verview of Each Fund

JNL/Mellon Capital DowSM Index Fund
Class A
Class I

Investment Objective.  The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses [3]	0.66%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.36%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	0.31%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2  JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$67	$211	$368	$822

Class I
1 year	3 years	5 years	10 years
$32	$111	$197	$451

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	6%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the thirty securities which comprise the Dow Jones Industrial Average (“DJIA”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA.    The thirty securities are adjusted from time to time to conform to periodic changes to the identity and/or relative weightings in the DJIA.

Certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities beyond a certain percentage limitations. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining DJIA portfolio securities.

The Fund may invest in financial futures, a type of derivative, that may be used to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

The Fund may invest in securities issued by companies in the financial services sector.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may be subject to counterparty risk.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s/Underlying Fund’s shares, changes in the composition of the index, and the Fund’s/Underlying Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

•
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Information for Class I shares is not shown because Class I shares were not offered until September 25, 2017.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 19.61%; Worst Quarter (ended 12/31/2008): -28.70%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital DowSM Index Fund (Class A)	15.82%	12.91%	5.48%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	16.50%	12.92%	7.52%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts, of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S.

federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital MSCI World Index Fund
(formerly, JNL/Mellon Capital Global 30 Fund)
Class A
Class I

Investment Objective.  The investment objective of the Fund is to match the performance of the MSCI World Index.  The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses [3]	0.66%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.36%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	0.31%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2 Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$67	$211	$368	$822

Class I
1 year	3 years	5 years	10 years
$32	$111	$197	$451

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	5%

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI World Index or derivative securities economically related to the MSCI World Index.  The Fund seeks to match the performance and characteristics of the MSCI World Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in financial futures, a type of derivative, to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.  In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain the approximate currency exposure of the MSCI World Index.

The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing may offer a cost-effective approach to gaining diversified market exposure over the long term.

The Fund may obtain exposure to non-U.S. companies through investment in depositary receipts such as American, Global, and European Depositary Receipts (ADRs, GDRs, and EDRs).

The Fund may invest in securities issued by companies in the financial services sector.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

•
Depositary receipts risk – Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depositary receipts involve many of the same risks as direct investments in foreign securities.  These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may be subject to counterparty risk.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities.  In addition, Europe includes both developed and emerging markets and investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU.

•
Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•
Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

•
License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies.  The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor.  Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  Performance information prior to September 25, 2017 shown reflects the Fund’s results when managed by the sub-adviser utilizing a different investment strategy. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Information for Class I shares is not shown because Class I shares were not offered until September 25, 2017.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 29.32%; Worst Quarter (ended 12/31/2008): -26.34%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital MSCI World Index Fund (Class A)	6.95%	8.66	1.80
MSCI World IndexSM (Net) (reflects no deduction for fees, expenses or taxes)	7.51%	10.41	3.83

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital Nasdaq® 100 Index Fund
(formerly, JNL/Mellon Capital Nasdaq® 100 Fund)
Class A
Class I

Investment Objective.  The investment objective of the Fund is total return.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses [3]	0.68%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses	0.38%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement [3]	0.33%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2 Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$69	$218	$379	$847

Class I
1 year	3 years	5 years	10 years
$34	$117	$208	$476

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	148%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the securities which comprise the NASDAQ 100 Index® (“Index”).  The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the NASDAQ 100 Index in proportion to their market capitalization weighting in the NASDAQ 100 Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.  The Fund attempts to replicate the NASDAQ 100 Index by investing all or substantially all of its assets in the securities that make up the NASDAQ 100 Index. The Index includes 100 of the largest non-financial domestic and international securities listed on the Nasdaq Stock Market.  The Index reflects companies across high-growth industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

The securities are adjusted from time to time by Mellon Capital Management Corporation (“Sub-Adviser”) to conform to periodic changes in the identity and/or relative weights of the securities in the Index.

Certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may invest in financial futures, a type of derivative, that may be used to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

The Fund may invest in the securities of non-U.S. issuers.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may be subject to counterparty risk.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’ shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

•
Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The performance information shown reflects the Fund’s results when utilizing a different investment strategy. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2012): 16.02%; Worst Quarter (ended 12/31/2008): -26.02%

Class I

Best Quarter (ended 3/31/2012): 16.05%; Worst Quarter (ended 12/31/2008): -26.01%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Nasdaq® 100 Index Fund (Class A)	7.94%	16.97%	9.36%
Nasdaq 100 Index (reflects no deduction for fees, expenses or taxes)	7.28%	17.90%	11.82%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	Life of Class (December 3, 2007)
JNL/Mellon Capital Nasdaq® 100 Index Fund (Class I)	8.18%	17.19%	9.07%
Nasdaq 100 Index (reflects no deduction for fees, expenses or taxes)	7.28%	17.90%	11.03%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital S&P® SMid 60 Fund
Class A
Class I

Investment Objective.  The investment objective of the Fund is to provide capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses [3]	0.66%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.36%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement [3]	0.31%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”)
2 Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$67	$211	$368	$822

Class I
1 year	3 years	5 years	10 years
$32	$111	$197	$451

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	56%

Principal Investment Strategies. The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  Mellon Capital Management Corporation (“Sub-Adviser”) attempts to select small and mid-capitalization companies that are likely to be in an earlier stage of their economic life cycle than mature large-capitalization companies.

The Fund invests in 30 of the securities that comprise the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) and 30 of the securities that comprise the Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600”) (each an “Index”, collectively the “Indexes”).  The 60 securities are selected on each Security Selection Date.  The Security Selection Date will be on or about January 1 of each year.  The Sub-Adviser selects the 60 securities according to a screening process that considers average daily dollar trading volume, price to book ratio, 3-month price appreciation, and ratio of cash flow per share to stock price. The Sub-Adviser will choose only one share class of a security to be represented in the Fund if the security selection model selects multiple shares classes of the same security. The 30 securities selected from the S&P MidCap 400 are given twice the weight of the 30 securities selected from the S&P SmallCap 600.

The Sub-Adviser generally uses a buy and hold strategy, trading only around each Security Selection Date, when cash  flow activity occurs in the Fund and for dividend reinvestment.  The Sub-Adviser may also trade for mergers or acquisitions if the original stock is not the surviving company.

Certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated to a security due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may invest in securities issued by companies in the financial services sector.

The Fund may invest in the securities of non-U.S. issuers.

The Fund may lend its securities to increase its income.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•	Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Securities lending risk – Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices which have investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 43.87%; Worst Quarter (ended 9/30/2011): -26.40%

Class I

Best Quarter (ended 6/30/2009): 43.91%; Worst Quarter (ended 9/30/2011): -26.28%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	Life of Fund (April 30, 2007)
JNL/Mellon Capital S&P® SMid 60 Fund (Class A)	34.40%	15.53%	9.04%
S&P® Midcap 400 Index (reflects no deduction for fees, expenses or taxes)	20.74%	15.33%	8.51%
S&P® Smallcap 600 Index (reflects no deduction for fees, expenses or taxes)	26.56%	16.62%	8.75%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	Life of Class (April 30, 2007)
JNL/Mellon Capital S&P® SMid 60 Fund (Class I)	34.42%	15.73%	9.23%
S&P® Midcap 400 Index (reflects no deduction for fees, expenses or taxes)	20.74%	15.33%	8.51%
S&P® Smallcap 600 Index (reflects no deduction for fees, expenses or taxes)	26.56%	16.62%	8.75%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital JNL 5 Fund
Class A
Class I

Investment Objective.  The investment objective of the Fund is total return through capital appreciation and dividend income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.17%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses [2]	0.64%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.17%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses [2]	0.34%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$65	$205	$357	$798

Class I
1 year	3 years	5 years	10 years
$35	$109	$191	$431

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	74%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the securities that are identified by a model based on 5 different specialized strategies:

•	20% in the DowSM 10 Strategy, a dividend yielding strategy;
•	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
•	20% in the Global 15 Strategy, a dividend yielding strategy;
•	20% in the 25 Strategy, a dividend yielding strategy; and
•	20% in the Select Small-Cap Strategy, a small capitalization strategy.

Each of these strategies above is the same as the principal investment strategy of the similarly named fund or strategy described in the statutory prospectus.  The DowSM 10 Strategy invests in the ten securities included in the Dow Jones Industrial Average which have the highest indicated annual dividend yields.  The S&P® 10 Strategy invests in the ten securities selected from a pre-screened subset of the securities listed in the S&P 500® Index.  The Global 15 Strategy invests in the securities of certain dividend-paying companies which are components of the Dow Jones Industrial Average, the Financial Times Ordinary Index and the Hang Seng Index.  The 25 Strategy invests in the securities of 25 dividend-paying companies selected from a subset of the securities listed on the New York Stock Exchange.  The Select Small-Cap Strategy invests in a portfolio of securities of 100 small capitalization companies selected from a pre-screened subset of the securities listed on the New York Stock Exchange or The Nasdaq Stock Market. Mellon Capital Management Corporation (“Sub-Adviser”) will choose only one share class of a security to be represented in each of the 5 listed strategies of the Fund if the specific stock selection model selects multiple shares classes of the same security.

The securities for each strategy are selected only once annually on each Security Selection Date. The Security Selection Date will be on or about January 1 of each year.

The Sub-Adviser generally uses a buy and hold strategy, trading only around each Security Selection Date, when cash flow activity occurs, and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original security is not from the surviving company.

The Fund is “non-diversified” under the 1940 Act, as defined in the Investment Company Act of 1940, as amended (the “1940 Act’), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding or other taxes on income payable on the securities.  Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Effective April 24, 2017, the Fund was combined with JNL/Mellon Capital S&P® 24 Fund (“Acquired Fund”) with the Fund as the surviving Fund. The performance shown is the Fund’s historic performance and does not reflect the performance of the Acquired Fund.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 20.27%; Worst Quarter (ended 12/31/2008): -26.89%

Class I

Best Quarter (ended 6/30/2009): 20.61%; Worst Quarter (ended 12/31/2008): -26.97%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital JNL 5 Fund (Class A)	12.18%	13.49%	4.56%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital JNL 5 Fund (Class I)	12.40%	13.71%	4.77%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital Telecommunications Sector Fund
(formerly, JNL/Mellon Capital Communications Sector Fund)
Class A
Class I

Investment Objective.  The objective of the Fund is total return through capital appreciation and dividend income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.21%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses [3]	0.68%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.21%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.38%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement [3]	0.33%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2 Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$69	$218	$379	$847

Class I
1 year	3 years	5 years	10 years
$34	$117	$208	$476

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	24%

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Telecommunication Services 25/50 Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.   Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $216.78 million to $261 . 17  billion .

The Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.

Certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

The Fund may lend its securities to increase its income.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Concentration risk –  The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

•
Securities lending risk – Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

•	Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices which have investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2010):19.85%; Worst Quarter (ended 3/31/2008): -18.69%

Class I

Best Quarter (ended 9/30/2010): 20.38%; Worst Quarter (ended 3/31/2008): -18.55%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Telecommunications Sector Fund (Class A)	23.55%	14.30%	6.23%
MSCI USA IMI Telecom Services 25/50 Index (Gross) (reflects no deduction for fees, expenses or taxes)	23.39%	15.02%	7.32%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Telecommunications Sector Fund (Class I)	23.69%	14.56%	6.41%
MSCI USA IMI Telecom Services 25/50 Index (Gross) (reflects no deduction for fees, expenses or taxes)	23.39%	15.02%	7.32%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital Consumer Discretionary Sector Fund
(formerly, JNL/Mellon Capital Consumer Brands Sector Fund)
Class A
Class I

Investment Objective.  The objective of the Fund is total return through capital appreciation and dividend income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses [3]	0.65%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.35%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement [3]	0.30%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2 Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$66	$208	$362	$810

Class I
1 year	3 years	5 years	10 years
$31	$107	$191	$438

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	13%

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its (net assets plus the amount of any borrowings made for investment purposes) assets in the stocks in the MSCI USA IMI Consumer Discretionary Index (“Index”) in proportion to their market capitalization weighting in the Index.  Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.   The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index.  Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $194.44 million to $356 . 31  billion .

The Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.

Certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated to a security due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Concentration risk –  The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities such the sector.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices which have investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 17.87%; Worst Quarter (ended 12/31/2008): -20.50%

Class I

Best Quarter (ended 9/30/2009): 17.89%; Worst Quarter (ended 12/31/2008): -20.39%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Consumer Discretionary Sector Fund (Class A)	6.16%	16.76%	9.11%
MSCI USA IMI Consumer Discretionary Index (Gross) (reflects no deduction for fees, expenses or taxes)	6.75%	17.46%	9.35%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Consumer Discretionary Sector Fund (Class I)	6.34%	16.99%	9.32%
MSCI USA IMI Consumer Discretionary Index (Gross) (reflects no deduction for fees, expenses or taxes)	6.75%	17.46%	9.35%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital Financial Sector Fund
Class A
Class I

Investment Objective.  The objective of the Fund is total return through capital appreciation and dividend income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses [3]	0.65%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.35%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement [3]	0.30%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2 Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$66	$208	$362	$810

Class I
1 year	3 years	5 years	10 years
$31	$107	$191	$438

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	37%

Principal Investment Strategies.  The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the MSCI USA IMI Financials Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index.  Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $140.38 million to $308 . 7 7 billion .

The Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), the Bank Holding Company Act of 1953, as amended, and the Internal Revenue Code of 1896, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Concentration risk –  The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.
•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices which have investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 29.17%; Worst Quarter (ended 12/31/2008): -33.22%

Class I

Best Quarter (ended 6/30/2009): 29.24%; Worst Quarter (ended 12/31/2008): -33.15%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Financial Sector Fund (Class A)	24.10%	18.47%	1.10%
MSCI USA IMI Financials Index (Gross) (reflects no deduction for fees, expenses or taxes)	24.93%	19.01%	1.16%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Financial Sector Fund (Class I)	24.32%	18.73%	1.31%
MSCI USA IMI Financials Index (Gross) (reflects no deduction for fees, expenses or taxes)	24.93%	19.01%	1.16%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital Healthcare Sector Fund
Class A
Class I

Investment Objective.  The objective of the Fund is total return through capital appreciation and dividend income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.17%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses [3]	0.64%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.17%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.34%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement [3]	0.29%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2 Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$65	$205	$357	$798

Class I
1 year	3 years	5 years	10 years
$30	$104	$186	$426

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	7%

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the MSCI USA IMI Health Care Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index.  Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.   Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $54.48 million to $313 . 43  billion .

The Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.

Certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated to a security due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Concentration risk –  The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices which have investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2013): 15.81%; Worst Quarter (ended 12/31/2008): -13.55%

Class I

Best Quarter (ended 3/31/2013): 15.80%; Worst Quarter (ended 12/31/2008): -13.49%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Healthcare Sector Fund (Class A)	-3.82%	16.46%	9.45%
MSCI USA IMI Health Care Index (Gross) (reflects no deduction for fees, expenses or taxes)	-3.28%	17.27%	10.18%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Healthcare Sector Fund (Class I)	-3.67%	16.69%	9.67%
MSCI USA IMI Health Care Index (Gross) (reflects no deduction for fees, expenses or taxes)	-3.28%	17.27%	10.18%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital Energy Sector Fund
(formerly, JNL/Mellon Capital Oil & Gas Sector Fund)
Class A
Class I

Investment Objective.  The objective of the Fund is total return through capital appreciation and dividend income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses [3]	0.64%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.34%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement [3]	0.29%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2 Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$65	$205	$357	$798

Class I
1 year	3 years	5 years	10 years
$30	$104	$186	$426

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	7%

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Energy Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $230.25 million to $374 . 28  billion .

The Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.

Certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated to a security due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Concentration risk –  The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices which have investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 12/31/2010): 20.87%; Worst Quarter (ended 9/30/2008): -25.64%

Class I

Best Quarter (ended 12/31/2010): 20.91%; Worst Quarter (ended 9/30/2008): -25.60%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Energy Sector Fund (Class A)	27.21%	2.74%	3.58%
MSCI USA IMI Energy Index (Gross) (reflects no deduction for fees, expenses or taxes)	27.47%	2.90%	3.88%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Energy Sector Fund (Class I)	27.47%	2.94%	3.79%
MSCI USA IMI Energy Index (Gross) (reflects no deduction for fees, expenses or taxes)	27.47%	2.90%	3.88%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Mellon Capital Information Technology Sector Fund
(formerly, JNL/Mellon Capital Technology Sector Fund)
Class A
Class I

Investment Objective.  The objective of the Fund is total return through capital appreciation and dividend income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses [3]	0.64%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.34%
Less Waiver/Reimbursement[2]	0.05%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement [3]	0.29%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
2 Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .
3 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$65	$205	$357	$798

Class I
1 year	3 years	5 years	10 years
$30	$104	$186	$426

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	13%

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Information Technology Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $202.87 million to $617 . 58 9 billion .

The Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”) and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated to a security due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Concentration risk –  The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices which have investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2012): 21.91%; Worst Quarter (ended 12/31/2008): -25.72%

Class I

Best Quarter (ended 3/31/2012): 22.11%; Worst Quarter (ended 12/31/2008): -25.63%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Information Technology Sector Fund (Class A)	13.30%	14.90%	9.04%
MSCI USA IMI Information Technology Index (Gross) (reflects no deduction for fees, expenses or taxes)	13.90%	16.21%	9.90%

Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL/Mellon Capital Information Technology Sector Fund (Class I)	13.44%	15.16%	9.26%
MSCI USA IMI Information Technology Index (Gross) (reflects no deduction for fees, expenses or taxes)	13.90%	16.21%	9.90%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Managing Director, Mellon Capital
Richard A. Brown	2004	Managing Director, Mellon Capital
Thomas Durante	2010	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company ), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

Additional Information About Each Fund

JNL/Mellon Capital DowSM Index Fund
Class A
Class I

Investment Objective.  The investment objective of the JNL/Mellon Capital DowSM Index Fund (“Dow Index Fund”) is total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies.  The Dow Index Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the thirty securities which comprise the Dow Jones Industrial Average (“DJIA”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA.  The thirty securities are adjusted from time to time to conform to periodic changes to the identity and/or relative weightings in the DJIA.

Certain provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (“Code” or “Internal Revenue Code”) may limit the ability of the Fund to invest in certain securities beyond certain percentage limitations. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining DJIA portfolio securities.

The Fund may invest in financial futures, a type of derivative, that may be used to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

The Fund may invest in securities issued by companies in the financial services sector.

The Fund is “non-diversified,” as defined in the 1940 Act, and may invest more of its assets in securities of fewer issuers than would a “diversified” mutual fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Derivatives risk
•	Equity securities risk
•	Financial services risk
•	Foreign regulatory risk
•	Index investing risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the Dow Index Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Dow Index Fund may also invest in money market instruments.

The performance of the Dow Index Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Concentration risk
•	Cybersecurity risk
•	Expense risk
•	Investment strategy risk
•	License termination risk
•	Liquidity risk
•	Redemption risk
•	Regulatory investment limits risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI and the paragraph entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks)” in the “More About the Funds” section of this Prospectus have more information about the Dow Index Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital MSCI World Index Fund
(formerly, JNL/Mellon Capital Global 30 Fund)
Class A
Class I

Investment Objective.  The investment objective of the Fund is to match the performance of the MSCI World Index.  The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

Principal Investment Strategies.
The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI World Index through statistical procedures.  The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing may offer a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI World Index or derivative securities economically related to the MSCI World Index.  To the extent that the Fund seeks to replicate the MSCI World Index using sampling techniques, a close correlation between the Fund’s performance and the performance of the MSCI World Index may be anticipated in both rising and falling markets.

To implement this strategy, the Fund may invest up to 50% of its net asset value in financial futures, a type of derivative, to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.  The Fund may hold up to 25% of its value in baskets of local futures contracts (DAX, Cac 40, Euro Stoxx, Topix, FTSE, etc.) and/or MSCI World Index futures contracts. In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain the approximate currency exposure of the MSCI World Index.

The Fund may obtain exposure to non-U.S. companies through investment in depositary receipts such as ADRs, GDRs, and EDRs.

The Fund may invest in securities issued by companies in the financial services sector.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Depositary receipts risk
•	Derivatives risk
•	Equity securities risk
•	European investment risk
•	Financial services risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Forward and futures contract risk
•	Index investing risk
•	License termination risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).
In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Concentration risk
•	Currency risk
•	Cybersecurity risk
•	Expense risk
•	Investment strategy risk
•	Liquidity risk
•	Redemption risk
•	Regulatory investment limits risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI and the paragraph entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks)” in the “More About the Funds” section of this Prospectus have more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital Nasdaq® 100 Index Fund
(formerly, JNL/Mellon Capital Nasdaq® 100 Fund)
Class A
Class I

Investment Objective.  The investment objective of the JNL/Mellon Capital Nasdaq® 100 Index Fund (“Nasdaq 100 Index Fund”) is total return.

Principal Investment Strategies.  The Nasdaq 100 Index Fund seeks to achieve its objective by investing in the 100 securities which comprise the NASDAQ-100 Index® (“Index”) that are expected to have a potential for capital appreciation.  The Fund selects a portfolio of securities selected from securities included in the Index.  The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the NASDAQ 100 Index in proportion to their market capitalization weighting in the NASDAQ 100 Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.  The Fund attempts to replicate the NASDAQ 100 Index by investing all or substantially all of its assets in the securities that make up the NASDAQ 100 Index. The Index includes 100 of the largest non-financial domestic and international securities listed on the Nasdaq Stock Market.  The Index reflects securities across high-growth industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

The securities are adjusted from time to time by Mellon Capital Management Corporation (“Mellon Capital” or “Sub-Adviser”) to conform to periodic changes in the identity and/or relative weights of the securities in the Index.

Certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. For example, because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. Accordingly, the Fund may invest in ETFs in excess of the 1940 Act limits on investment in other investment companies in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may invest in financial futures, a type of derivative, that may be used to obtain exposure, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

The Fund may invest in the securities of non-U.S. issuers.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Derivatives risk
•	Equity securities risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Index investing risk
•	Large-capitalization investing risk
•	Market risk
•	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the Nasdaq 100 Index Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Nasdaq 100 Index Fund may also invest in money market instruments.

The performance of the Nasdaq 100 Index Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Concentration risk
•	Cybersecurity risk
•	Expense risk
•	Financial services risk
•	Investment strategy risk
•	Investment style risk
•	License termination risk
•	Limited management, trading cost and rebalance risk
•	Liquidity risk
•	Redemption risk
•	Regulatory investment limits risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI and the paragraph entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks)” in the “More About the Funds” section of this Prospectus have more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital S&P® SMid 60 Fund
Class A
Class I

Investment Objective.  The investment objective of the JNL/Mellon Capital S&P® SMid 60 Fund (“SMid 60 Fund”) is to provide capital appreciation.

Principal Investment Strategies.  The SMid 60 Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Sub-Adviser attempts to select small and mid-capitalization companies that are likely to be in an earlier stage of their economic life cycle than mature large-capitalization companies.

In addition, the ability to take advantage of share price discrepancies is likely to be greater with smaller stocks than with more widely followed large-capitalization stocks. The SMid 60 Fund invests in 30 of the securities that comprise the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) and 30 of the securities that comprise the Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600”) (each an “Index”, collectively the “Indexes”).  The 60 securities are selected on each Security Selection Date.  The Security Selection Date will be on or about January 1st of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Security Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers or acquisitions if the original security is not from the surviving company.

Securities which, as of the Security Selection Date, Standard & Poor’s has announced will be removed from the S&P MidCap 400 and the S&P SmallCap 600 will be removed from the universe of securities from which SMid 60 Fund securities are selected.

The 60 securities are chosen on each Security Selection Date as follows:

•	The Sub-Adviser begins with the securities that comprise the S&P MidCap 400 and the S&P SmallCap 600 as of the Security Selection Date;
•	Securities are ranked by average daily dollar trading volume. The bottom 5% of the S&P MidCap 400 and the bottom 15% of the S&P SmallCap 600 are eliminated;
•
The Sub-Adviser ranks the remaining securities in each Index by the price to book ratio. The lowest quartile from each Index is selected – 100 securities from the S&P MidCap 400 and 150 securities from the S&P SmallCap 600.  Securities with the lowest, but positive, price to book ratios are ranked highest;

•	The Sub-Adviser then ranks the 100 securities from the S&P MidCap 400 Index by 3-month price appreciation. The 65 securities with highest 3-month price appreciation are selected;
•	Next, the Sub-Adviser calculates the ratio of cash flow per share to the security price for the 65 stocks. The 30 securities with the highest ratio of cash flow per share to stock price are selected;
•	The Sub-Adviser then ranks the 150 securities from the S&P SmallCap 600 Index by 3-month price appreciation. The 90 securities with highest 3-month price appreciation are selected;
•	Next, the Sub-Adviser calculates the ratio of cash flow per share to stock price for the 90 securities. The 30 securities with the highest ratio of cash flow per share to stock price are selected;
•
The securities selected from the S&P MidCap 400 are given twice the weight of the securities selected from the S&P SmallCap 600.  The manager will choose only one share class of a security to be represented in the Fund if the security selection model selects multiple share classes of the same security; and

•
The Sub-Adviser reviews the liquidity profiles of the securities selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked securities with better liquidity in each index.

Between Security Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of the 60 selected securities in approximately the same proportion that such securities are then held in the SMid 60 Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the SMid 60 Fund to invest more than 5% of the SMid 60 Fund’s total assets in a security that derives more than 15% of its gross revenues from securities related activities (“Securities Related Company”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the SMid 60 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the SMid 60 Fund to invest in certain securities in excess of certain percentage limitations. For example, because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. Accordingly, the Fund may invest in ETFs in excess of the 1940 Act limits on investment in other investment companies in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met. Any amount that cannot be allocated to a security due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may invest in securities issued by companies in the financial services sector.

The Fund may invest in the securities of non-U.S. issuers.

The Fund may lend its securities to increase its income.

The Fund is “non-diversified” under the 1940 Act, and may invest more of its assets in securities of fewer issuers than would a “diversified” mutual fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Equity securities risk
•	Financial services risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Mid-capitalization investing risk
•	Non-diversification risk
•	Securities lending risk
•	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the SMid 60 Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The SMid 60 Fund may also invest in money market instruments.

The performance of the SMid 60 Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Concentration risk
•	Cybersecurity risk
•	Expense risk
•	Investment strategy risk
•	License termination risk
•	Liquidity risk
•	Redemption risk
•	Regulatory investment limits risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this

Prospectus, for a description of these risks.

The SAI and the paragraph entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks)” in the “More About the Funds” section of this Prospectus have more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital JNL 5 Fund
Class A
Class I

Investment Objective.  The investment objective of the JNL/Mellon Capital JNL 5 Fund (“JNL 5 Fund”) is total return through capital appreciation and dividend income.

Principal Investment Strategies.  The JNL 5 Fund seeks to achieve its objective by investing in the securities that are identified by a model based on 5 different specialized strategies:

•	20% in the DowSM 10 Strategy, a dividend yielding strategy;
•	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
•	20% in the Global 15 Strategy, a dividend yielding strategy;
•	20% in the 25 Strategy, a dividend yielding strategy; and
•	20% in the Select Small-Cap Strategy, a small capitalization strategy.

The principal investment strategies for each of the above strategies are described below. There are no corresponding Funds using these strategies.

The securities for each strategy are selected only once annually on each Security Selection Date.  The Security Selection Date will be on or about January 1 of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Security Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original security is not from the surviving company.  The JNL 5 Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation

Between the January 1st Security Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of securities of the five specialized strategies in approximately the same proportion that such securities are then held in the JNL 5 Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the JNL 5 Fund to invest more than 5% of the JNL 5 Fund’s total assets in securities that derive more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the JNL 5 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated to a security due to these limitations will instead be allocated among the remaining portfolio securities.

The DowSM 10 Strategy

Principal Investment Strategies.  The Dow 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the ten securities that comprise the Dow Jones Industrial Average (“DJIA”) which have the highest indicated annual dividend yields.  The ten securities are selected only once annually on each Security Selection Date.  The Security Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Security Selection Date, when cash flow activity occurs in the Strategy and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original security is not from the surviving company.

The ten securities are chosen on each Security Selection Date as follows:

•	The Sub-Adviser determines the dividend yield on each security in the DJIA on the Security Selection Date; and
•	The Sub-Adviser allocates approximately equal amounts of the Dow 10 Strategy to the ten securities in the DJIA that have the highest dividend yield; and
•
The Sub-Adviser reviews the liquidity profiles of the securities selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked securities with better liquidity.

Securities which, as of the Security Selection Date, Dow Jones has announced will be removed from the DJIA will be removed from the universe of securities from which the Dow 10 Strategy securities are selected.

The Global 15 Strategy

Principal Investment Strategies.  The Global 15 Strategy seeks to achieve its objective by investing in the securities of certain dividend-paying companies which are components of the Dow Jones Industrial Average (“DJIA”), the Financial Times Ordinary Index (“FT30 Index”) and the Hang Seng Index.  The Global 15 Strategy consists of the five securities with the lowest per share stock price of the ten securities in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest dividend yields in their respective index.  The fifteen securities are selected only once annually on each Security Selection Date. The Security Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Security Selection Date, when cash flow activity occurs in the Strategy and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original security is not from the surviving company.  The fifteen securities are chosen on each Security Selection Date as follows:

•	The Sub-Adviser determines the dividend yield on each security in the DJIA, the FT30 Index and the Hang Seng Index;
•	The Sub-Adviser determines the ten securities that comprise each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest dividend yield in the respective index;
•	Out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the 5 securities in each index with the lowest price per share; and
•
The Sub-Adviser reviews the liquidity profiles of the securities selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked securities with better liquidity in each index.

Securities which, as of the Security Selection Date, will be removed from the DJIA, the FT 30 Index and the Hang Seng Index will be removed from the universe of securities from which the Global 15 Strategy securities are selected.

The 25 Strategy

Principal Investment Strategies.  The 25 Strategy seeks to achieve its objective by investing in the securities of 25 dividend-paying companies selected from a pre-screened subset of the securities listed on the New York Stock Exchange (“NYSE”). The 25 securities are selected only once annually on each Security Selection Date.  The Security Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Security Selection Date, when cash flow activity occurs in the Strategy and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original security is not from the surviving company.

Securities which, as of the Security Selection Date, will be removed from the NYSE will be removed from the universe of securities from which the 25 Strategy securities are selected.

The 25 securities are selected through the following five-step process on each Security Selection Date:

•
The Sub-Adviser selects all the dividend-paying securities listed on the NYSE (excluding financial, real estate investment trusts, transportation and utility stocks, American Depositary Receipts, limited partnerships, limited liability companies, other companies that share similar tax structures and treatments, or any security included in the Dow Jones Industrial Average);

•	Those securities are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization securities;
•	Those 400 securities are then ranked, in terms of dividend yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding securities;
•	From the remaining 75 securities, the Sub-Adviser eliminates the 50 highest dividend-yielding securities and selects the remaining 25 securities;
•	The Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 securities selected for the portfolio; and
•
The Sub-Adviser reviews the liquidity profiles of the securities selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked securities with better liquidity.

Between Security Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of the 25 selected securities in approximately the same proportion that such securities are then held in the 25 Strategy (determined based on market value).

The S&P® 10 Strategy

Principal Investment Strategies.  The S&P 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the ten securities selected from a pre-screened subset of the securities listed in the Standard & Poor’s 500 Composite Stock Price

Index (“S&P 500® Index”).

The S&P 10 Strategy is determined as follows:

•	The Sub-Adviser ranks the securities in the S&P 500® Index by market capitalization;
•	The Sub-Adviser selects half of the securities in the S&P 500® Index with the largest market capitalization;
•	From the selected securities, the Sub-Adviser selects the half with the lowest price to sales ratio;
•	From the selected securities, the Sub-Adviser selects the ten securities with the greatest one-year price appreciation;
•	The Sub-Adviser allocates approximately equal amounts of the S&P 10 Strategy to the selected ten securities; and
•
The Sub-Adviser reviews the liquidity profiles of the securities selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked securities with better liquidity.

Securities which, as of the Security Selection Date, S&P has announced will be removed from the S&P 500® Index will be removed from the universe of securities from which the S&P 10 Fund stocks are selected.

The Select Small-Cap Strategy

Principal Investment Strategies.  Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a portfolio of common stocks of 100 small capitalization (“small cap”) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (“NYSE”) or The Nasdaq Stock Market (“Nasdaq”) on each Stock Selection Date.  The population of securities from which the Strategy’s stocks are selected is limited to stocks within a specific market capitalization range.  The Sub-Adviser will adjust these requirements on each Security Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

Companies which, as of the Security Selection Date, will be removed from the NYSE and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select-Small-Cap Strategy securities are selected.

The Select Small-Cap Strategy consists of a portfolio of 100 securities selected through the following process on each Security Selection Date:

•
The Sub-Adviser selects all U.S. traded securities which trade on the NYSE or Nasdaq (excluding American Depository Receipts, mineral and oil royalty trusts, limited partnerships, limited liability companies, or other securities that share similar tax structures and treatments);

•	From those securities, the Sub-Adviser then selects only those securities which have a market capitalization within the applicable range;
•	From the remaining securities, the Sub-Adviser selects only the securities with positive three-year sales growth;
•	Next, from the remaining securities, the Sub-Adviser selects only the securities whose most recent annual earnings are positive;
•	The Sub-Adviser then eliminates any security the price of which has appreciated by more than 75% in the last 12 months;
•	From the remaining list, the Sub-Adviser selects the 100 securities with the greatest price appreciation in the last 12 months (highest to lowest);
•	The Select Small-Cap Fund purchases the selected 100 securities, allocating its assets among them in proportion to the relative market capitalization of each security; and
•
The Sub-Adviser reviews the liquidity profiles of the securities selected, and, when deemed appropriate, will removed the illiquid securities that may cause undue market impact and replace them with the next highest ranked securities with better liquidity.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

The Sub-Adviser will choose only one share class of a security to be represented in each of the 5 listed strategies of the Fund if the specific security selection model selects multiple share classes of the same security.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in securities of fewer issuers than would a “diversified” mutual fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Equity securities risk
•	Financial services risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk
•	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the JNL 5 Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The JNL 5 Fund may also invest in money market instruments.

The performance of the JNL 5 Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Concentration risk
•	Currency risk
•	Cybersecurity risk
•	Expense risk
•	Investment strategy risk
•	License termination risk
•	Liquidity risk
•	Redemption risk
•	Regulatory investment limits risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI and the paragraph entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks)” in the “More About the Funds” section of this Prospectus have more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital Telecommunications Sector Fund
(formerly, JNL/Mellon Capital Communications Sector Fund)
Class A
Class I

Investment Objective.  The objective of the JNL/Mellon Capital Telecommunications Sector Fund (“Telecommunications Sector Fund”) is total return through capital appreciation and dividend income.

Principal Investment Strategies.  The Telecommunications Sector Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the MSCI USA IMI Telecommunication Services 25/50 Index (“Index”).  The Telecommunications Sector Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.  Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. The Telecommunications Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index.  When replicating a capitalization-weighted index such as the Index, portfolio turnover is reduced to what the index adds and deletes, rebalancing, contract owner contributions and withdrawals, and reinvestment of income.  The Telecommunications Sector Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.  Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $218.78 million to $261 .17 billion .

The Telecommunications Sector Fund will utilize the replication investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the Index will violate the diversification requirements of the Internal Revenue Code.  In such cases, the excess weight of any security that will cause the Telecommunications Sector Fund to be in violation of the diversification requirements will be allocated to the other securities in the Telecommunications Sector Fund.

The Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Telecommunications sector by the Global Industry Classification Standard (GICS®).  It is MSCI’s aim to comply with the 25/50 constraints such that no single security within the Index will exceed 25% of the total index weight, and the sum of all security weights that are greater than 5% each will not exceed 50% of the total index weight, through the quarterly index reviews at the end of February, May, August, and November.

The Telecommunications Sector Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. For example, because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. Accordingly, the Fund may invest in ETFs in excess of the 1940 Act limits on investment in other investment companies in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund may lend its securities to increase its income.

The Telecommunications Sector Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Concentration risk

•	Equity securities risk
•	Foreign regulatory risk
•	Index investing risk
•	Market risk
•	Mid-capitalization investing risk
•	Non-diversification risk
•	Sector risk
•	Securities lending risk
•	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The market for communications products and services is characterized by rapidly changing technology, rapid product obsolescence or loss of patent protection, cyclical market patterns, evolving industry standards and frequent new product introductions.  Certain communications/bandwidth companies are subject to substantial governmental regulation that, among other things, regulates permitted rates of return and the kinds of services that a company may offer.  The communications industry has experienced substantial deregulation in recent years.  Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies.  Competitive pressures are intense and communications company stocks can experience rapid volatility.

To effectively manage cash inflows and outflows, the Telecommunications Sector Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Telecommunications Sector Fund may also invest in money market instruments.

The SAI has more information about the Telecommunications Sector Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Cybersecurity risk
•	Expense risk
•	License termination risk
•	Limited management, trading cost and rebalance risk
•	Redemption risk
•	Regulatory investment limits risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI has more information about the Telecommunications Sector Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital Consumer Discretionary Sector Fund
(formerly, JNL/Mellon Capital Consumer Brands Sector Fund)
Class A
Class I

Investment Objective.  The objective of the JNL/Mellon Capital Consumer Discretionary Sector Fund (“Consumer Discretionary Sector Fund”) is total return through capital appreciation and dividend income.

Principal Investment Strategies.  The Consumer Discretionary Sector Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the MSCI USA IMI Consumer Discretionary Index (“Index”).  The Consumer Discretionary Sector Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.   The Consumer Discretionary Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index.  When replicating a capitalization-weighted index such as the Index, portfolio turnover is reduced to what the index adds and deletes, rebalancing, contract owner contributions and withdrawals, and reinvestment of income.  The Consumer Discretionary Sector Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.  Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $194.44 million to $356 . 31  billion .

The Consumer Discretionary Sector Fund will utilize the replication investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the Index will violate the diversification requirements of the Internal Revenue Code .  In such cases, the excess weight of any security that will cause the Consumer Discretionary Sector Fund to be in violation of the diversification requirements will be allocated to the other securities in the Consumer Discretionary Sector Fund.

The MSCI USA IMI Consumer Discretionary Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Consumer Discretionary sector by the Global Industry Classification Standard (GICS®).

The Consumer Discretionary Sector Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. For example, because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. Accordingly, the Fund may invest in ETFs in excess of the 1940 Act limits on investment in other investment companies in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Consumer Discretionary Sector Fund is “non-diversified” under the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Concentration risk
•	Equity securities risk
•	Foreign regulatory risk
•	Index investing risk

•	Market risk
•	Mid-capitalization investing risk
•	Non-diversification risk
•	Sector risk
•	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  General risks of consumer goods companies include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased governmental regulation.  Generally, spending on consumer goods is affected by the economic health of consumers.  A weak economy and its effect on consumer spending would adversely affect consumer goods companies.

To effectively manage cash inflows and outflows, the Consumer Discretionary Sector Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Consumer Discretionary Sector Fund may also invest in money market instruments.

The performance of the Consumer Discretionary Sector Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of this Fund.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Cybersecurity risk
•	Expense risk
•	License termination risk
•	Limited management, trading cost and rebalance risk
•	Redemption risk
•	Regulatory investment limits risk
•	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI has more information about the Consumer Discretionary Sector Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital Financial Sector Fund
Class A
Class I

Investment Objective.  The objective of the JNL/Mellon Capital Financial Sector Fund (“Financial Sector Fund”) is total return through capital appreciation and dividend income.

Principal Investment Strategies.  The Financial Sector Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the MSCI USA IMI Financials Index (“Index”).  The Financial Sector Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. The Financial Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Index in proportion to their market capitalization weighting in the Index.  When replicating a capitalization-weighted index such as the Index, portfolio turnover is reduced to what the index adds and deletes, rebalancing, contract owner contributions and withdrawals, and reinvestment of income.  The Financial Sector Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.  Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $140.38 million to $308 . 7 7 billion .

The Financial Sector Fund will utilize the replication investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the Index will violate the diversification requirements of the Internal Revenue Code.  In such cases, the excess weight of any security that will cause the Financial Sector Fund to be in violation of the diversification requirements will be allocated to the other securities in the Financial Sector Fund.

The Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Financial sector by the Global Industry Classification Standard (GICS®).

Certain provisions of the 1940 Act limit the ability of the Financial Sector Fund to invest more than 5% of the Financial Sector Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Company”).  If a Securities Related Company is in the index, the Sub-Adviser may depart from the Financial Sector Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, the Bank Holding Company Act of 1953, as amended, and the Internal Revenue Code may limit the ability of the Financial Sector Fund to invest in certain securities in excess of certain percentage limitations. For example, because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. Accordingly, the Fund may invest in ETFs in excess of the 1940 Act limits on investment in other investment companies in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Financial Sector Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

The Financial Sector Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Concentration risk

•	Equity securities risk
•	Financial services risk
•	Foreign regulatory risk
•	Index investing risk
•	Market risk
•	Mid-capitalization investing risk
•	Non-diversification risk
•	Sector risk
•	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The financial services industry continues to evolve as banks and insurers expand their businesses through innovative products and services.  Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.  Although legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulation.

Bank and thrift risks.  Banks and thrifts face increased competition from non-traditional lending sources as regulatory changes, such as the financial services overhaul legislation, permit new entrants to offer various financial products.  Technological advances such as the Internet allow these non-traditional lending sources to cut overhead and permit the more efficient use of customer data.

Financial service provider risks.  Broker-dealers, investment banks, finance companies and mutual fund companies also are financial services providers.  These companies can compete with banks and thrifts to provide financial service products in addition to their traditional services, such as brokerage and investment advice.  In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Insurance company risks.  Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally.  Property and casualty insurance profits may also be affected by weather catastrophes and other disasters.  Life and health insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes.

To effectively manage cash inflows and outflows, the Financial Sector Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Financial Sector Fund may also invest in money market instruments.

The performance of the Financial Sector Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Financial Sector Fund.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Cybersecurity risk
•	Expense risk
•	License termination risk
•	Limited management, trading cost and rebalance risk
•	Redemption risk
•	Regulatory investment limits risk
•	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI has more information about the Financial Sector Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital Healthcare Sector Fund
Class A
Class I

Investment Objective.  The objective of the JNL/Mellon Capital Healthcare Sector Fund (“Healthcare Sector Fund”) is total return through capital appreciation and dividend income.

Principal Investment Strategies.  The Healthcare Sector Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the MSCI USA IMI Health Care Index (“Index”).  The Healthcare Sector Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.   The Healthcare Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Index in proportion to their market capitalization weighting in the Index.  When replicating a capitalization-weighted index such as the Index, portfolio turnover is reduced to what the index adds and deletes, rebalancing, contract owner contributions and withdrawals, and reinvestment of income.  The Healthcare Sector Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.  Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $54.48 million to $313 . 43  billion .

The Healthcare Sector Fund will utilize the replication investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the Index will violate the diversification requirements of the Internal Revenue Code.  In such cases, the excess weight of any security that will cause the Healthcare Sector Fund to be in violation of the diversification requirements will be allocated to the other securities in the Healthcare Sector Fund.

The Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Health Care sector by the Global Industry Classification Standard (GICS®).

The Healthcare Sector Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the Healthcare Sector Fund to invest in certain securities beyond certain percentage limitations. For example, because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. Accordingly, the Fund may invest in ETFs in excess of the 1940 Act limits on investment in other investment companies in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Healthcare Sector Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Concentration risk
•	Equity securities risk
•	Foreign regulatory risk
•	Index investing risk
•	Market risk
•	Mid-capitalization investing risk
•	Non-diversification risk

•	Sector risk
•	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The pharmaceutical and healthcare industries continuously evolve, and as a result, pharmaceutical and healthcare companies need to keep pace with this constant change, in order to be successful.  Pharmaceutical and healthcare companies are subject to changing government regulation, including price controls, national health insurance, managed care regulation and tax incentives or penalties related to medical insurance premiums, which could have a negative effect on the price and availability of their products and services.  Healthcare facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.  In addition, such companies face increasing competition from generic drug sales, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete.  The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever go to market or show a profit.  In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies.  Many of these companies may not offer certain drugs or products for several years and, as a result, may have significant losses of revenue and earnings.

To effectively manage cash inflows and outflows, the Healthcare Sector Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Healthcare Sector Fund may also invest in money market instruments.

The performance of the Healthcare Sector Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of this Fund.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Cybersecurity risk
•	Expense risk
•	License termination risk
•	Limited management, trading cost and rebalance risk
•	Redemption risk
•	Regulatory investment limits risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI has more information about the Healthcare Sector Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital Energy Sector Fund
(formerly, JNL/Mellon Capital Oil & Gas Sector Fund)
Class A
Class I

Investment Objective.  The objective of the JNL/Mellon Capital Energy Sector Fund (“Energy Sector Fund”) is total return through capital appreciation and dividend income.

Principal Investment Strategies.  The Energy Sector Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the MSCI USA IMI Energy Index (“Index”). The Energy Sector Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. The Energy Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index.  When replicating a capitalization-weighted index such as the Index, portfolio turnover is reduced to what the index adds and deletes, rebalancing, contract owner contributions and withdrawals, and reinvestment of income.  The Energy Sector Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.  Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $230.25 million to $374 . 28  billion .

The Energy Sector Fund will utilize the replication investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the Index will violate the diversification requirements of the Internal Revenue Code.  In such cases, the excess weight of any security that will cause the Energy Sector Fund to be in violation of the diversification requirements will be allocated to the other securities in the Energy Sector Fund.

The Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Energy sector by the Global Industry Classification Standard (GICS®).

The Energy Sector Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. For example, because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. Accordingly, the Fund may invest in ETFs in excess of the 1940 Act limits on investment in other investment companies in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Energy Sector Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Concentration risk
•	Equity securities risk
•	Foreign regulatory risk
•	Index investing risk
•	Market risk
•	Mid-capitalization investing risk

•	Non-diversification risk
•	Sector risk
•	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  General problems of the energy industry include volatile fluctuations in price and supply of energy fuels, international politics, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments.  Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials.  In addition, declines in U.S. crude oil production likely will lead to a greater world dependence on oil from the Organization of the Petroleum Exporting Countries, which may result in more volatile oil prices.

To effectively manage cash inflows and outflows, the Energy Sector Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Energy Sector Fund may also invest in money market instruments.

The performance of the Energy Sector Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of this Fund.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Cybersecurity risk
•	Expense risk
•	License termination risk
•	Limited management, trading cost and rebalance risk
•	Redemption risk
•	Regulatory investment limits risk
•	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI has more information about the Energy Sector Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital Information Technology Sector Fund
(formerly, JNL/Mellon Capital Technology Sector Fund)
Class A
Class I

Investment Objective.  The objective of the JNL/Mellon Capital Information Technology Sector Fund (“Information Technology Sector Fund”) is total return through capital appreciation and dividend income.

Principal Investment Strategies.  The Information Technology Sector Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the MSCI USA IMI Information Technology Index (“Index”). The Information Technology Sector Fund does not employ traditional methods of active investment management, which involve the buying and selling of securities based upon security analysis.  Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. The Information Technology Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index.  When replicating a capitalization-weighted index such as the Index, portfolio turnover is reduced to what the index adds and deletes, rebalancing, contract owner contributions and withdrawals, and reinvestment of income.  The Information Technology Sector Fund’s ability to achieve significant correlation with the performance of the Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the Index.  Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.  As of December 31, 2016, the market capitalization range of the Index was $202.97 million to $617 . 58 9 billion .

The Information Technology Sector Fund will utilize the replication investment approach set forth above at all times except for circumstances in which the market capitalization weightings of the Index will violate the diversification requirements of the Internal Revenue Code.  In such cases, the excess weight of any security that will cause the Information Technology Sector Fund to be in violation of the diversification requirements will be allocated to the other securities in the Information Technology Sector Fund.

The Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Information Technology sector by the Global Industry Classification Standard (GICS®).

The Information Technology Sector Fund may also invest in a combination of exchange-traded funds (“ETFs”) and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. For example, because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. Accordingly, the Fund may invest in ETFs in excess of the 1940 Act limits on investment in other investment companies in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Information Technology Sector Fund is a “non-diversified” fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Concentration risk
●	Equity securities risk
●	Foreign regulatory risk
●	Index investing risk
●	Market risk

●	Mid-capitalization investing risk
●	Non-diversification risk
●	Sector risk
●	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The technology industry is among the fastest growing and fastest changing industries in the world.  However, it is important to note that technology companies are generally subject to risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards and frequent new product introductions.  Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.  Also, the stocks of many Internet companies sometimes have had exceptionally high price-to-earnings ratios with little or no earnings history.

To effectively manage cash inflows and outflows, the Information Technology Sector Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Government Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Information Technology Sector Fund may also invest in money market instruments.

The performance of the Information Technology Sector Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of this Fund.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

●	Cybersecurity risk
●	Expense risk
●	License termination risk
●	Limited management, trading cost and rebalance risk
●	Redemption risk
●	Regulatory investment limits risk
●	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section in this Prospectus, for a description of these risks.

The SAI has more information about the Information Technology Sector Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

More About the Funds

Investment Objectives.  The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Managers of the JNL Variable Fund (the “Board”) , without interest holder approval.

Performance.  The performance information presented above for each of the Funds does not reflect the fees and charges imposed under the insurance contract for which the Funds serve as an investment option for the separate accounts of the issuing insurance company.  For more information about the charges and performance, see the Prospectus for the insurance contract.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board without interest holder approval, the Board has adopted a policy requiring not less than 60 days written notice be provided to interest holders, in the manner required by Rule 35d-1 under the Investment Company Act of 1940, as amended (the “ 1940 Act ”) , before the effective date of any change in such a policy by a Fund which is subject to that Rule.

Temporary Defensive Positions and Large Cash Positions.  In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, or during the re-balance period, a Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  A Fund reserves the right to invest without limitation in such instruments.  During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, a Fund will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of a Fund’s portfolio and may affect a Fund’s performance.

Portfolio Turnover. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions, and other transaction costs on the sale of securities and reinvestment in other securities.  The re-balance of certain of the Funds on an annual basis may also increase portfolio turnover.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks).  The JNL/Mellon Capital DowSM Index Fund, JNL/Mellon Capital MSCI World Index Fund, JNL/Mellon Capital Nasdaq® 100 Index Fund, and JNL/Mellon Capital S&P® SMid 60 Fund are collectively  referred to as the “JNL/MC Funds” in this section . It is generally not possible for the Sub-Adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities.  Also, it usually will be impossible for the JNL/MC Funds to be 100% invested in the prescribed mix of securities at any time.  To the extent that the JNL/MC Funds are not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities.  To minimize this effect, the Sub-Adviser attempts to maintain, to the extent practicable, a small cash position, ordinarily not more than 5% of net assets at all times.  Normally, the only cash items held by the JNL/MC Funds will be amounts expected to be deducted as expenses, amounts reserved for withdrawals and amounts too small to purchase additional round lots of the securities selected for the Funds’ portfolios.

The Sub-Adviser attempts to replicate the percentage relationship of the stocks at the current percentage relationship (determined based on market value) when purchasing or selling stocks for the JNL/MC Funds in response to cash inflows or outflows between Stock Selection Dates.  This method of allocating purchases and sales of stocks based on the current percentage relationship of the stocks in the benchmark seeks to minimize the effect of such subsequent purchases and sales, and their timing, on the investment performance of the Fund. The percentage relationship among the stocks in the JNL/MC Funds should therefore remain relatively stable between Stock Selection Dates.  However, given the fact that the market price of each of the selected stocks will vary throughout the year, the value of the stock of each of the companies owned by the Fund, as compared to the total assets of the JNL/MC Funds, will fluctuate during the year, above and below the proportions established on the previous Stock Selection Date.

Section 817(h) of the Internal Revenue Code provides that, in order for a variable annuity contract that allocates funds to a Fund to qualify as an annuity contract, the Fund must be adequately diversified in accordance with regulations issued thereunder. To be adequately diversified under current regulations, a Fund must have: (a) no more than 55% of the value of its total assets represented by any one investment; (b) no more than 70% of the value of its total assets represented by any two investments; (c) no more than 80% of its total assets represented by any three investments; and (d) no more than 90% of the value of its total assets represented by any four investments.  The Sub-Adviser may depart from a JNL/MC Fund’s investment strategy to the extent necessary to maintain compliance with these requirements, and, with respect to the Regulated Investment Company Funds (as defined below), to maintain compliance with the diversification requirements applicable to regulated investment companies under the Internal Revenue Code.

Corporate Reorganizations affecting securities held by the JNL/MC Funds.  If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger promptly and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages. If two portfolio companies in the same benchmark merge, the Fund will keep the resulting company in the portfolio in accordance with the combined weighting of the two companies prior to the merger.  This may result in an increase or decrease in the number of securities held by each Fund.  At the time of stock selection, a security may be removed from the stock selection universe if there is a pending acquisition or reorganization that is likely to be completed shortly after the stock selection date.

For Each of the JNL/Mellon Capital Sub-Advised Funds.  The Sub-Adviser is a subsidiary of The Bank of New York Mellon Corporation, the owner of a number of asset managers and a diversified global financial institution.  Through this ownership structure and through other entities owned by the Sub-Adviser’s direct and indirect owners, the Sub-Adviser has various financial industry affiliations.  As a result of the business activities of the Sub-Adviser and its affiliates, the Sub-Adviser may be prohibited or limited from effecting transactions on behalf of the Fund due to rules in the marketplace in which the Sub-Adviser trades, foreign laws or the Sub-Adviser’s own policies and procedures.  By way of illustration only, in certain cases, the Sub-Adviser may face trading limitations or prohibitions because of aggregation issues due to its relationships with affiliated investment advisory firms, position limits imposed by regulators or foreign laws such as mandatory takeover offer requirements (which it will need to avoid).  However, if the Sub-Adviser cannot invest in a security directly, the Fund may, instead, invest in the relevant American Depositary Receipt (“ADR”).  In any case, the Fund may invest in securities of affiliates of the Fund and the Sub-Adviser to the extent permissible under applicable U.S. laws and regulations.

Derivatives. The Sub-Adviser may, but will not necessarily, utilize derivative and other instruments, such as options, futures contracts, forward contracts, warrants, indexed securities, swaps, and delayed-delivery securities, for hedging, risk management, and to manage cash flows into and out of the Funds.

Investments in derivative instruments involve special risks.  In order to realize the desired results from the investment, the Fund’s Sub-Adviser must correctly predict price movements of the underlying asset during the life of the derivative.  If the Sub-Adviser is incorrect in its predictions of such price movements, the Fund may achieve a result less favorable than if the derivative investment had not been made. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund’s portfolio.  Additionally, if the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the Fund’s portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Funds enter into certain kinds of derivative transactions that involve obligations to make future payments to third parties.  These transactions include, but are not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when issued or delayed delivery basis, or reverse repurchase agreements.  In this connection, the Funds may be required to “set aside” or segregate liquid assets, or engage in other measures, to cover open derivatives positions, in accordance with federal securities laws, rules thereunder, or interpretations thereof, including positions that the SEC or its staff have taken.  In such situations, the Funds set aside liquid assets on either of two bases.  Where a derivatives contract does not require cash settlement, the Funds must set aside liquid assets on the basis of the contracts full notional value.  Where a derivatives contract does require cash settlement, the Funds are permitted to set aside assets on the basis of daily marked-to-market net obligations (i.e., a Fund’s daily net liability or unrealized loss, if any), rather than the contract’s full notional value.  In the latter situation, a fund may employ leverage to a greater extent than under the former situation.  Each Fund reserves the right to change its procedures for setting aside assets in order to comply with any change in governing law, rules, interpretations, or SEC or Commodity Futures Trading Commission (“CFTC”) staff positions.

Dodd-Frank (Regulatory) Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) made a number of changes to the regulatory framework in the financial services industry, including regulations applicable to banks, insurance companies, and other firms.  The Dodd-Frank Act also made a number of regulatory changes to the oversight and treatment of various securities, in particular, derivatives.  The impact of these regulatory changes will be felt across industries for a number of years, and will impact the Funds’ investments and the administration of the Funds.  Securities in which the Funds invest may incur increased regulatory compliance costs, and could be subject to regulatory action.  The Funds may incur Dodd-Frank regulatory compliance costs, which could impact performance.

Restrictions on the Use of Futures Contracts.  Rule 4.5 under the Commodity Exchange Act (“CEA”)  permits the advisers of registered investment companies to rely on an exclusion from registration under the CEA as a commodity pool operator (“CPO”).  Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion from registration as a CPO only if the fund uses commodity interests solely for “bona fide hedging purposes,” or limits its use of commodity interests for non-bona fide hedging purposes to certain minimal amounts.

With respect to each Fund of the Company, JNAM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”).  Accordingly, JNAM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds.  To remain eligible for the exclusion, each of these Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that such a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, JNAM may be required to act in a registered CPO capacity with respect to that Fund.  JNAM’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indices and interest rates) may be limited by JNAM’s intention to operate the Fund in a manner that would permit JNAM to continue to claim the exclusion, which may adversely affect the Fund’s total return.

Lending of Portfolio Securities.  Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government securities or letters of credit that meet certain guidelines. Cash collateral may be invested by a Fund in money market investments, and other short-term liquid investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that may result from its investment of the borrowers’ collateral.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent. There is a risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.  There is also a risk that securities on loan will not be recalled in a timely manner to facilitate proxy voting.

Market Events.  Over the last several years, domestic and international markets have experienced acute turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. In addition, many governments throughout the world responded to the turmoil with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. These market conditions and continuing economic risks add significantly to the risk of short-term volatility in the Funds.

Sanctions Risk. From time-to-time, the U.S. Government or other governments may place “sanctions” on a country. Such sanctions may include limitations on transactions in a country, such as the purchase or sale of products or services in that country. Sanctions also may include limitations on the movement of cash and securities to and from a sanctioned country, or may limit investments in a sanctioned country. When sanctions are placed on a country, a Fund may experience limitations on its investments, including the inability to dispose of securities in that country, the inability to settle securities transactions in that country, and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk, and currency risk. The Fund could lose money investing in a country that is later sanctioned by the U.S. Government or other governments.

Natural disasters and adverse weather conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events.  Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted.  Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Description of Indices.  The portfolios of certain of the Funds consist of the common stocks of companies included in various indices.  Except as previously described, the publishers of the indices have not granted the JNL Variable Fund or the investment adviser a license to use their respective indices.  Except as previously described for the JNL/MC Sector Funds, none of the Funds are designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their investment returns will not parallel or correlate with such movements.  The publishers of the indices have not participated in any way in the creation of any of the Funds of the JNL Variable Fund or in the selection of stocks that are purchased or sold for the Funds.  A description of certain of the indices is provided below.  For additional information, please refer to Appendix A.

The Dow Jones Industrial Average.  The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry.  The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The Financial Times Ordinary Index.  The FT30 Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce.  This index is an unweighted average of the share prices of selected companies.  These companies are highly capitalized and major factors in their industries.  In addition, their stocks are widely held by individuals and institutional investors.

The Hang Seng Index.  The Hang Seng Index presently consists of 45 of the approximately 1,000 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (“Hong Kong Stock Exchange”), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities.  The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong.  It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations.  The Hang Seng Index represents approximately 66% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

The S&P 500® Index.  Widely regarded as the standard for measuring large-capitalization U.S. stock market performance, the S&P 500® Index includes a representative sample of leading U.S. companies in leading industries.  The S&P 500® Index consists of 500 stocks chosen for market size, liquidity and industry group representation.  It is a market-value weighted index with each stock’s weight in the Index proportionate to its market value.

The Nasdaq-100 Index. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.

NYSE International 100 IndexSM.  The NYSE International 100 IndexSM is an unmanaged index of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.  The NYSE International 100 IndexSM assumes that all dividends received during a year are reinvested on a daily basis.

S&P® Midcap 400/Citigroup Value Index. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index that captures and measures the performance of 400 mid-sized value companies in the U.S., with a market capitalization of $1.4 billion to $5.9 billion, reflecting this US market segment’s distinctive risk and return characteristics. The value factors used to determine a stock’s value score are book value to price ratio, cash flow to price ratio, sales to price ratio and dividend yield.

S&P® Midcap 400 Index. The S&P MidCap 400 index is a market-capitalization-weighted index that captures and measures the performance of 400 mid-sized companies in the U.S. with a market capitalization of $1.4 billion to $5.9 billion, reflecting this market segment’s distinctive risk and return characteristics. Mid-capitalization exposure generally captures a phase in the typical corporate life cycle in which firms have successfully navigated the challenges specific to small companies. At the same time, mid capitalizations tend to be quite dynamic and not so large that continued growth is unattainable. As a result, the mid-capitalization segment may offer aspects of the markets not covered by the large- and small-capitalization worlds.

S&P® Smallcap 600 Index. The S&P SmallCap 600® is a market capitalization-weighted index that captures and measures the performance of 600 small size companies in U.S. with a market capitalization of $400 million to $1.8 billion, reflecting this market segment’s distinctive risk and return characteristics. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable as this segment of the market is typically known for less liquidity and potentially less financial stability than large capitalizations.

S&P 1000 IndexSM.  The S&P 1000 is a combination of the S&P MidCap 400 (the most widely used index for mid-size companies) and the S&P SmallCap 600 (an index of 600 U.S. small-capitalization companies), where the S&P MidCap 400 represents approximately 70% of the index and S&P SmallCap 600 represents approximately 30% of the index.

MSCI USA IMI Information Technology Index. The MSCI USA IMI Information Technology Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Information Technology sector by the Global Industry Classification Standard (GICS®).

MSCI USA IMI Health Care Index. The MSCI USA IMI Health Care Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Health Care sector by the Global Industry Classification Standard (GICS®).

MSCI USA IMI Financials Index. The MSCI USA IMI Financials Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Financial sector by the Global Industry Classification Standard (GICS®).

MSCI USA IMI Energy Index. The MSCI USA IMI Energy Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Energy sector by the Global Industry Classification Standard (GICS®).

MSCI USA IMI Consumer Discretionary Index. The MSCI USA IMI Consumer Discretionary Index is a subset of the benchmark

MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Consumer Discretionary sector by the Global Industry Classification Standard (GICS®).

MSCI USA IMI Telecommunication Services 25/50 Index. The MSCI USA IMI Telecommunication Services 25/50 Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Telecommunications sector by the Global Industry Classification Standard (GICS®).  It is MSCI’s aim to comply with the 25/50 constraints such that no single security within the index will exceed 25% of the total index weight, and the sum of all security weights that are greater than 5% each will not exceed 50% of the total index weight, through the quarterly index reviews at the end of February, May, August, and November.

MSCI World Index. The MSCI World Index is a market cap-weighted index that captures and measure the large- and mid-cap stocks across 23 Developed Markets, including Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK, and the U.S. As of June 30, 2017, the index is constituted with 1,656 stocks, and covers approximately 85% of the free float-adjusted market capitalization in each country. The U.S. typically represents over 50% of the index. Top 5 constituents are Apple, Microsoft, Amazon, J&J, and Facebook .

Technology disruptions. Markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

Cyber attacks on the Funds’ Sub-Adviser and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a net asset value (“ NAV ”) per share.  In addition, cyber attacks could disrupt daily operations related to trading and portfolio management.  Cyber attacks could impact the performance of the Funds.

Legislation and Regulatory Activities .  At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the shares of the Funds or the issuers of such common stock.  Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

GLOSSARY OF RISKS

The following risks may apply to the Funds.  Please consult the Funds’ Summary Prospectus and Statutory Prospectus to identify the risks associated with a particular Fund.

Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry
Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison to these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic
To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds.   The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time.  In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security
The Fund’s portfolio may invest in a limited number of securities.  As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn.  It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged.  Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk  – Cyber attacks could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments.  Cyber attacks on securities markets or the financial services infrastructure could cause market volatility or the failure of critical financial services. Cyber attacks on the Fund’s Sub-Adviser and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share.  As a result, cyber attacks could impact the performance of the Funds.  See the “Technology Disruptions” section in this Prospectus.

Depositary receipts risk – Investments in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are subject to certain risks.  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program.  To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the U.S.

Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments.  As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. G overnment has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements.  The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).  While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear.  The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.”  It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions).  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.   They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities generally.  In addition, investing in Europe poses some unique risks.  Europe includes both developed and emerging markets and investments by a Fund will be subject to the risks associated with investments in such markets. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the European Economic and Monetary Union (“EMU”).  The EU is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the EMU, which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). Performance is expected to be closely tied to social, political, security, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Recent security concerns related to immigration, war and geopolitical risk, and terrorism could have a negative impact on the EU and investments within EU countries.

The global economic crisis of the past several years has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. There may also be similar Brexit movements in other EU countries, which could impact the economic, security, and political fabric of the EU.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund and legal and compliance costs.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Forward and futures contract risk – The successful use of forward and futures contracts draws upon the investment manager’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Index investing risk – A Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Market fluctuations can cause the performance of an index to be significantly influenced by a small number of companies.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, performance of an index may be lower than the performance of funds that actively invest in stocks that comprise the index.  Should a Fund engage in index sampling, the performance of the securities selected may not match the performance of the relevant index for a number of reasons, including, but not limited to:  the Fund’s expenses, which the index does not bear; changes in securities markets; changes in the composition of the index; the size of the portfolio; the timing of purchases and redemptions of the Fund’s shares; and the costs and investment effects of reallocating a portion of the portfolio to comply with the diversification requirements under the Code. Certain regulatory limitations, such as Fund diversification requirements or foreign regulatory ownership requirements, may limit the ability of a Fund to completely replicate an index.

Investment strategy risk – The Adviser or Sub-Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Adviser or Sub-Adviser in accordance with these investment strategies may not produce the returns the investment manager expected and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market.  For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends.  A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings.  Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks.  Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.  In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences.  Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies.  The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor.  Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria and applied on a specific date each year may prevent a Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies during the year.  As a result of this investment strategy, the Fund may be subject to increased risk if one of the selected stocks declines in price or if certain sectors of the market, or economy, experience downturns.  This investment strategy may also prevent taking advantage of trading opportunities that may be available to other funds.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average daily trading volumes, trading restrictions, or temporary suspensions of trading.  In times of market volatility, certain securities or classes of securities may be come illiquid. Government or regulatory actions may decrease market liquidity, and liquidity for certain securities. Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks.  Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Managers, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies.  Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Non-diversification risk – The Fund is non-diversified. As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in the regulatory or competitive environment, or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio manager’s choice of securities within such sector.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, terrorism, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Health care sector risk – An investment in issuers in the health care sector may be adversely affected by government regulations and government health care programs and increases or decreases in the cost of medical products and services. Health care companies are heavily dependent on patent protection and the expiration of a patent may adversely affect their profitability. Health care companies are also subject to extensive litigation based on product liability and similar claims. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers, all of which may be time consuming and costly with no guarantee that any product will come to market. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry.  Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets.  Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment towards infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market.  Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors.  Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.  A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (i) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (ii) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (iii) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (iv) confront challenging environmental conditions, including natural or man-made disasters; (v) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (vi) incur risks associated with the operation of nuclear power plants; and (vii) face the effects of energy conservation and other factors affecting the level of demand for services.  Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits.  The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.  Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility’s ability to meet its obligations to its suppliers.  Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company’s profitability and the value of its securities.  In addition, federal, state and municipal governmental authorities may review existing construction projects, and impose additional, regulations governing the licensing, construction and operation of power plants.  Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan.  See the “Lending of Portfolio Securities” section in this Prospectus.

Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, such securities may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small-capitalization companies often have limited product lines, narrower markets and more limited managerial and financial resources, or may depend on the expertise of a few people, than larger, more established companies.

As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

MANAGEMENT OF THE JNL VARIABLE FUND

Under Delaware law and the Company’s Certificate of Formation and Operating Agreement, the Company’s Board is responsible for managing the business and affairs of the Company.

Investment Adviser

Jackson National Asset Management, LLCSM (“JNAM” or the “Adviser”), located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Funds and provides the Funds with professional investment supervision and management under an Investment Advisory and Management Agreement between the Company and the Adviser.  The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

The Adviser is a wholly-owned subsidiary of Jackson National Life Insurance Company (“Jackson”), a U.S.-based financial services company. Jackson is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of PPM America, Inc.

Under the Investment Advisory and Management Agreement, the Adviser is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by each Fund will be exercised.  The Adviser also provides recordkeeping, administrative and exempt transfer agent services to the Funds and oversees the performance of services provided to each Fund by other service providers, including the custodian and shareholder servicing agent.  The Adviser is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that Sub-Adviser’s performance.  The Adviser is solely responsible for payment of any fees to Sub-Advisers.

The Adviser plays an active role in advising and monitoring each Fund and sub-adviser, if any.  For those Funds the Adviser directly manages, the Adviser, among other things, implements the investment objective and program by selecting securities and determining asset allocation ranges.  When appropriate, the Adviser recommends to the Board potential sub-advisers for a Fund.  For those Funds managed by sub-advisers, the Adviser monitors the sub-adviser’s Fund management team to determine whether its investment activities remain consistent with the Funds’ investment strategies and objectives.  The Adviser also monitors changes that may impact the sub-adviser’s overall business, including the sub-adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of the sub-adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Fund’s and the sub-adviser’s performance and Fund operations.  The Adviser is responsible for providing regular reports on these matters to the Board.

The Adviser has selected Mellon Capital as sub-adviser (“Sub-Adviser”) to manage the investment and reinvestment of the assets of the Funds.  The Adviser monitors the compliance of the Sub-Adviser with the investment objectives and related policies of each Fund and reviews the performance of the Sub-Adviser and reports periodically on such performance to the Board.

A discussion regarding the Board’s basis for approving the Investment Advisory and Management Agreement is available in the Funds’ Annual Report for the period ended December 31, 2016.

As of June 30, 2017 , the Adviser manages approximately $ 208 billion in assets.

As compensation for its advisory services, the Adviser receives a fee from the Company computed separately for each Fund.  The fee for each Fund is stated as an annual percentage of the net assets of the Fund.  The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of each Fund.  Once the average net assets of a Fund exceed specified amounts, the fee is reduced with respect to such excess.

The following table shows the advisory fee rate schedule for each Fund as set forth in the Investment Advisory and Management Agreement and the aggregate annual fee each Fund paid to the Adviser for the fiscal year ended December 31, 2016. Each Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate should the Fund’s average daily net assets exceed specified amounts.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)	Aggregate Annual Fee Paid to Adviser For the Fiscal year Ended December 31, 2016 (Annual Rate Based on Average Net Assets of Each Fund)
JNL/Mellon Capital DowSM Index Fund	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.29%
JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund)	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.29%
JNL/Mellon Capital Nasdaq® 100 Index Fund (formerly, JNL/Mellon Capital Nasdaq® 100 Fund)	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.28%
JNL/Mellon Capital S&P® SMid 60 Fund	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.29%
JNL/Mellon Capital JNL 5 Fund	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.27%
JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund)	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.31%
JNL/Mellon Capital Consumer Discretionary Sector Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund)	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.28%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of Each Fund)	Aggregate Annual Fee Paid to Adviser For the Fiscal year Ended December 31, 2016 (Annual Rate Based on Average Net Assets of Each Fund)
JNL/Mellon Capital Financial Sector Fund	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.29%
JNL/Mellon Capital Healthcare Sector Fund	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.27%
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.28%
JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund)	$0 to $50 million $50 to $100 million $100 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	0.24% 0.21% 0.18% 0.17% 0.16% 0.15%	0.28%

Investment Sub-Adviser

The Adviser has engaged Mellon Capital, a Delaware corporation, located at 50 Fremont Street, Suite 3900, San Francisco, California 94105, to serve as sub-adviser to each Fund under a Sub-Advisory Agreement between the Sub-Adviser and the Adviser. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly-traded financial holding company, and is registered with the SEC under the Advisers Act.

Under the terms of the Sub-Advisory Agreement, Mellon Capital is responsible for supervising and managing the investment and reinvestment of the assets of an assigned Fund and directing the purchase and sale of the Funds’ investment securities, subject to the oversight and supervision of the Adviser and the Board.  Mellon Capital formulates a continuous investment program for an assigned Fund consistent with the Fund’s investment strategies, objectives and policies outlined in this Prospectus.  Mellon Capital implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs.

As compensation for its sub-advisory services, the Sub-Adviser receives a fee from the Adviser, computed separately for each Fund, stated as an annual percentage of the Fund’s net assets. The SAI contains a schedule of the sub-advisory fee rate for each Fund as set forth in the Sub-Advisory Agreement.

A discussion regarding the Board’s basis for approving the Sub-Advisory Agreement is available in the Funds’ Annual Report for the period ended December 31, 2016.

The Adviser and the Company, together with other investment companies of which the Adviser is investment adviser, have received an exemptive order from the SEC (the “Order”) that allows the Adviser to hire, replace, or terminate unaffiliated sub-advisers or materially amend a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board, but without the approval of shareholders.  Under the terms of the Order, if a new sub-adviser is hired by the Adviser, the affected Fund will provide shareholders with information about the new sub-adviser and new sub-advisory agreement within ninety (90) days of the change.  The

Order allows the Funds to operate more efficiently and with greater flexibility. The shareholders approved the application of this order to the Funds at a meeting held on December 1, 2003.

The Adviser does not expect to recommend frequent changes of Sub-Advisers.  Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time.

Portfolio Manager(s)

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.  Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund.  The team meets regularly to review portfolio holdings and to discuss purchase and sale activity.  The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are:

Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital.  Ms. Wong has been a manager of the Fund since its inception.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director.  Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds.  Ms. Wong holds a M.B.A from San Francisco State University and has been working in the investment industry since 1999 .  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2002.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has been working in the investment industry since 1995 .  Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has been working in the investment industry since 1982 . Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios. He is responsible for the refinement and implementation of the equity portfolio manager process.  Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for Dreyfus.  Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.  Mr. Durante has been a manager of the Fund since 2010.

Ms. Wong, Mr. Brown, and Mr. Durante review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Ms. Wong, and Mr. Brown, and Mr. Durante play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund.  There are no limits on the team members’ roles.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Funds.

ADMINISTRATOR

JNAM serves as the administrator to the Funds.  JNAM, in its capacity as administrator, provides or procures, at its own expense, certain legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, and other administrative services necessary for the operation of the Funds.  In addition, JNAM, in its capacity as administrator, also pays a portion of the costs of the Funds’ Chief Compliance Officer. In return for these services, each Fund pays JNAM an administrative fee equal to a certain percentage of the Fund’s average daily net assets, accrued daily and paid monthly, as set forth in the table below.

Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for registration fees, licensing costs, directors and officers insurance and the fees and expenses of the independent Managers and of independent legal counsel to the independent Managers (categorized as “Other Expenses” in the fee tables).

Funds	Assets	Administrative Fee
JNL/Mellon Capital DowSM Index Fund	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Nasdaq® 100 Index Fund (formerly, JNL/Mellon Capital Nasdaq® 100 Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital S&P® SMid 60 Fund	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital JNL 5 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Consumer Discretionary Sector Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Financial Sector Fund	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Healthcare Sector Fund	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
1 JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class I shares of the Fund.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board.

DISTRIBUTOR

Jackson National Life Distributors LLC (“JNLD”), a wholly-owned subsidiary of Jackson, is the principal underwriter of the Funds and is responsible for promoting sales of the Funds’ shares. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries.

CLASSES OF SHARES

Effective December 15, 2003, the Company has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the current multi-class plan, each Fund has two classes of shares (Class A and Class I).  All outstanding shares of each Fund were redesignated as Class A shares as of December 15, 2003. All Class B shares of each Fund were renamed Class I shares as of September 25, 2017.

The Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.30% of the Fund’s average daily net assets attributable to Class A shares.  Class I shares are not subject to a Rule 12b-1 fee.

Under the multi-class structure, the Class A and Class I shares of each Fund represent interests in the same portfolio of securities and are substantially the same except for “class expenses.”  The expenses of each Fund are borne by each class of shares based on the net assets of the Fund attributable to each class, except that class expenses are allocated to the appropriate class.  “Class expenses” include any distribution, administrative or service expenses allocable to that class, pursuant to the Rule 12b-1 Plan described below, and any other expenses that the Adviser determines, subject to ratification or approval by the Board, to be properly allocable to that class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular class (or contract owners of variable contracts funded by shares of such class) materials such as prospectuses, shareholder reports, and (ii) professional fees relating solely to one class.

RULE 12b-1 PLAN

The Funds have adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act (“Plan”).

The Board, including all of the Independent Managers, must approve, at least annually, the continuation of the Plan.  Under the Plan, as amended, each Fund pay s a Rule 12b-1 fee at an annual rate of up to 0.30% of the Fund’s average daily net assets attributed to Class A shares as compensation for providing or assisting in providing distribution, administrative or other service activities incurred by JNLD and its affiliates with respect to Class A shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. To the extent consistent with applicable law and the Plan, JNLD, as principal underwriter, may use the Rule 12b-1 fee to compensate broker-dealers, administrators, or others for providing or assisting in providing distribution and related additional services.

The Plan was approved by shareholders holding Class A shares of each Fund at a special meeting of shareholders held on June 22, 2017.

INVESTMENT IN FUND SHARES

Shares of the Funds are presently offered only to separately managed accounts of Jackson (1 Corporate Way, Lansing, Michigan 48951) and Jackson NY (2900 Westchester Avenue, Purchase, New York 10577) (collectively, “Separate Accounts”) to fund the benefits under certain variable annuity and variable life contracts (collectively, “Contracts”), and to other regulated investment companies.  Shares of the Funds are not available to the general public for direct purchase.  An insurance company purchases interests in the Funds NAV using premiums received on Contracts issued by the insurance company.

Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds’ transfer agent in proper form.  There is no sales charge.  Shares of the Funds are not available to the general public directly.

The price of each Fund’s shares is based its NAV. The NAV per share of each Fund is generally determined by the Adviser at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day the NYSE is open for regular trading.  However, calculation of the Fund’s NAV may be suspended on days determined by the Board or in times of emergency or market closure as determined by the SEC.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board has adopted procedures pursuant to which the Adviser may determine, subject to Board oversight, the “fair value” of a security for which a current market price is not available.

The Board has established a pricing committee to review fair value determinations pursuant to the Company’s “Pricing Guidelines.” The pricing committee will also review the value of restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions).

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time–zone arbitrage”).  Accordingly, the Company’s procedures for pricing of portfolio securities also authorize the Adviser, subject to Board oversight, to determine the fair value of such securities for purposes of calculating a Fund’s NAV.  The Adviser will “fair value” the international securities in the Funds if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of a Fund’s NAV calculation.  A significant event is one that can be expected materially to affect the value of such securities.  Certain specified percentage movements in U.S. equity market indices are deemed under the Company’s pricing procedures to be a “significant event.”  A “significant event” affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities.  Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Adviser will adjust the closing prices of all foreign securities held in any Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the fair value of such securities for purposes of determining a Fund’s NAV. When fair-value pricing is employed, the securities prices used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for “time zone arbitrage” in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Funds are credited to the shareholder’s account in the form of full and fractional shares of the designated Funds (rounded to the nearest 1/1000 of a share).  The Funds do not issue share certificates.

MARKET TIMING POLICY

Fund shares may only be purchased by separate accounts of Jackson and Jackson NY, by those insurance companies themselves and by other regulated investment companies.

The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and Jackson NY that invest in the Fund. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Funds are not intended to serve as vehicle for market timing.  The Board has adopted policies and procedures with respect to market timing.

The Funds, directly and through its service providers, and the insurance company and retirement plan service providers (collectively, “service providers”), take various steps designed to deter and curtail market timing with the cooperation of the insurance companies who invest in the Funds. For example, in the event of a round trip transfer, complete or partial redemptions by a shareholder from a sub-account investing in a Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. The Funds will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder.

In addition to identifying any potentially disruptive trading activity, the Board ha s adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies in the international Fund.  The Funds’ “fair value” pricing policy applies to all Funds where a significant event (as described above) has occurred.  The Funds’ “fair value” pricing policy is described under “Investment in Fund Interests” above.

The policies and procedures described above are intended to deter and curtail market timing in the Fund.  However, there can be no assurance that these policies, together with those of Jackson, Jackson NY, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and Jackson NY to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing.  If they are ineffective, the adverse consequences described above could occur.

A description of Jackson’s anti-market timing policies and procedures can be found in the appropriate variable insurance contract Prospectus (the “Separate Account Prospectus”). The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund’s anti-market timing policies if they are not in violation of the Separate Accounts’ anti-market timing policies and procedures.

DISCLOSURE OF PORTFOLIO SECURITIES

A description of each Fund’s policies and procedures relating to disclosure of portfolio securities is available in the Funds’ SAI and at www.jackson.com.

REDEMPTION OF FUND SHARES

A Separate Account redeems shares of a Fund to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Fund’s transfer agent, in proper form.

The Company may suspend the right of redemption only under the following circumstances:

•	When the NYSE is closed (other than weekends and holidays) or trading is restricted;

•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.

TAX STATUS

General

The Company is a limited liability company formed under the Delaware Limited Liability Company Act (“Act”).  The Company consists of Funds that are either treated for U.S. federal income tax purposes as regulated investment companies (“Regulated Investment Company Funds”) or a partnership (“Partnership Fund”).

Dividends from net investment income and distributions from net realized capital gains, if any, are declared and distributed at least annually to shareholders of Regulated Investment Company Funds. Such distributions from net realized capital gains are distributed to the extent they exceed available capital loss carryforwards.

Dividends and other distributions by a Fund, if any, are automatically reinvested at net asset value in shares of the distributing Fund, unless otherwise requested by a shareholder. There are no fees or sales charges on reinvestments.

Regulated Investment Company Funds

Each Regulated Investment Company Fund (for purposes of this section, a “Fund”) intends to qualify and be eligible for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code.  A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders.  Each Fund intends to distribute all its net investment income and net realized capital gains, if any, to shareholders no less frequently than annually, and, therefore, does not expect to be required to pay any federal income or excise taxes.  However, a Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Each Fund is treated as a separate corporation for purposes of the Internal Revenue Code.  Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Partnership Fund

Effective April 24, 2017, the Board approved the JNL/Mellon Capital DowSM Index Fund to change its U.S. federal income tax status from a disregarded entity to a partnership:

The Partnership Fund (for purposes of this section, the “Fund”) expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes.  If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.

As a partnership that is not a “publicly traded partnership,” the Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund.

Special Considerations for Separate Accounts of Insurance Companies (all Funds)

The interests in each Fund are owned by separate accounts of participating insurance companies, qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.  Provided certain requirements are met, distributions from the Funds, if any, are not taxable to owners of Contracts.  Owners of Contracts should consult the applicable Separate Account Prospectus for considerations on tax issues related to the Contracts.

The Funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by Separate Accounts of Jackson and Jackson NY.  The Sub-Advisory Agreements require the Funds to be operated in compliance with these diversification requirements.  The Sub-Advisers may depart from the investment strategy of a Fund only to the extent necessary to meet these diversification requirements.  If a Fund does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and income and gain allocable to the Contracts could be taxable currently to shareholders of the Fund. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts.  For more specific information please refer to the Funds’ SAI.

The information provided above is only a summary of the U.S. federal income tax considerations relating to an investment in a Fund.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal, state, local and foreign tax consequences to you of your contract, policy or plan.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share.  The total returns in the financial highlights table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions) held for the entire period.  The information does not reflect any charges imposed under a variable insurance contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate variable insurance contract Prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Funds’ Annual Report, which is available upon request.  The information as of June 30, 2017 (semi-annual report) has not been audited and reflects all adjustments which are, in the opinion of management, of a normal recurring nature and necessary to a fair statement of the results for the interim period .

JNL Variable Fund LLC  (Unaudited)
Financial Highlights
For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from					Supplemental data		Ratios(a)
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)(b)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(c)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(f)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)
JNL/Mellon Capital Dow Index Fund
Class A
06/30/17	21.67	0.20	1.81	2.01	—	—	23.68	9.28		671,145	0	0.65	1.76
12/31/16	18.71	0.39	2.57	2.96	—	—	21.67	15.82		557,991	6	0.66	2.01
12/31/15	18.83	0.55	(0.67)	(0.12)	—	—	18.71	(0.64)		495,176	115	0.66	2.93
12/31/14	17.15	0.50	1.18	1.68	—	—	18.83	9.80		580,759	24	0.67	2.79
12/31/13	13.14	0.43	3.58	4.01	—	—	17.15	30.52		584,429	43	0.66	2.79
12/31/12	11.81	0.40	0.93	1.33	—	—	13.14	11.26		462,793	30	0.67	3.11

JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund)
Class A
06/30/17	23.54	0.56	1.45	2.01	—	—	25.55	8.54		349,395	44	0.65	4.53
12/31/16	22.01	0.87	0.66	1.53	—	—	23.54	6.95		337,702	5	0.66	3.86
12/31/15	23.99	0.87	(2.85)	(1.98)	—	—	22.01	(8.25)		353,629	125	0.69	3.65
12/31/14	21.64	1.42	0.93	2.35	—	—	23.99	10.86		382,929	29	0.70	6.50
12/31/13	19.10	0.88	1.66	2.54	—	—	21.64	13.30	(d)	412,489	49	0.70	4.25
12/31/12	15.54	0.71	2.85	3.56	—	—	19.10	22.91		419,766	53	0.70	4.13

JNL/Mellon Capital Nasdaq 100 Index Fund (formerly, JNL/Mellon Capital Nasdaq 100 Fund)
Class A
06/30/17	17.66	0.06	2.84	2.90	—	—	20.56	16.42		1,781,173	4	0.66	0.62
12/31/16	18.93	0.12	1.37	1.49	(0.19)	(2.56)	17.66	7.94		1,131,773	148	0.68	0.63
12/31/15	21.29	0.22	0.08	0.30	(0.11)	(2.55)	18.93	1.43		886,744	85	0.68	1.04
12/31/14	19.00	0.12	3.40	3.52	(0.04)	(1.19)	21.29	18.44		1,007,193	55	0.68	0.61
12/31/13	13.84	0.05	5.62	5.67	(0.14)	(0.37)	19.00	41.10		609,174	79	0.68	0.32
12/31/12	11.67	0.15	2.15	2.30	(0.03)	(0.10)	13.84	19.66		419,999	78	0.69	1.15

Class B
06/30/17	11.75	0.05	1.89	1.94	—	—	13.69	16.51		488	4	0.47	0.81
12/31/16	13.46	0.11	0.97	1.08	(0.23)	(2.56)	11.75	8.18		265	148	0.48	0.83
12/31/15	15.90	0.21	0.05	0.26	(0.15)	(2.55)	13.46	1.65		248	85	0.48	1.31
12/31/14	14.44	0.13	2.58	2.71	(0.06)	(1.19)	15.90	18.67		542	55	0.48	0.82
12/31/13	10.60	0.07	4.30	4.37	(0.16)	(0.37)	14.44	41.44		381	79	0.48	0.53
12/31/12	8.97	0.15	1.63	1.78	(0.05)	(0.10)	10.60	19.75		347	78	0.49	1.49

JNL/Mellon Capital S&P SMid 60 Fund
Class A
06/30/17	9.47	0.03	(0.92)	(0.89)	—	—	8.58	(9.40)		618,230	74	0.65	0.71
12/31/16	7.26	0.07	2.39	2.46	(0.07)	(0.18)	9.47	34.40		820,565	56	0.66	0.85
12/31/15	12.76	0.14	(0.67)	(0.53)	(0.32)	(4.65)	7.26	(5.05)		331,230	79	0.67	1.20
12/31/14	13.90	0.21	0.25	0.46	(0.09)	(1.51)	12.76	3.50		487,496	83	0.66	1.49
12/31/13	10.43	0.06	3.78	3.84	(0.19)	(0.18)	13.90	36.89		670,340	74	0.66	0.50
12/31/12	9.93	0.21	1.14	1.35	(0.09)	(0.76)	10.43	13.85		479,241	90	0.66	1.96

Class B
06/30/17	9.27	0.04	(0.89)	(0.85)	—	—	8.42	(9.17)		414	74	0.46	0.85
12/31/16	7.12	0.08	2.33	2.41	(0.08)	(0.18)	9.27	34.42		757	56	0.46	1.06
12/31/15	12.63	0.17	(0.66)	(0.49)	(0.37)	(4.65)	7.12	(4.81)		335	79	0.47	1.41
12/31/14	13.77	0.24	0.25	0.49	(0.12)	(1.51)	12.63	3.79		455	83	0.46	1.73
12/31/13	10.33	0.08	3.75	3.83	(0.21)	(0.18)	13.77	37.17		625	74	0.46	0.66
12/31/12	9.85	0.32	1.03	1.35	(0.11)	(0.76)	10.33	13.96		481	90	0.46	3.03

JNL/Mellon Capital JNL 5 Fund
Class A
06/30/17	13.63	0.16	0.34	0.50	—	—	14.13	3.67		3,659,970	83	0.63	2.29
12/31/16	12.46	0.30	1.20	1.50	(0.33)	—	13.63	12.18		3,199,574	74	0.64	2.30
12/31/15	13.21	0.30	(0.70)	(0.40)	(0.35)	—	12.46	(3.02)		3,278,583	74	0.64	2.26
12/31/14	12.11	0.33	1.04	1.37	(0.27)	—	13.21	11.32		3,461,552	65	0.64	2.65
12/31/13	9.43	0.23	2.75	2.98	(0.30)	—	12.11	31.68	(d)	3,586,432	59	0.64	2.11
12/31/12	8.23	0.25	1.23	1.48	(0.28)	—	9.43	18.04		3,115,051	67	0.64	2.76

Class B
06/30/17	13.66	0.17	0.35	0.52	—	—	14.18	3.81		12,436	83	0.44	2.46
12/31/16	12.49	0.32	1.21	1.53	(0.36)	—	13.66	12.40		12,357	74	0.44	2.50
12/31/15	13.25	0.32	(0.70)	(0.38)	(0.38)	—	12.49	(2.88)		11,596	74	0.44	2.46
12/31/14	12.14	0.35	1.06	1.41	(0.30)	—	13.25	11.59		11,465	65	0.44	2.83
12/31/13	9.45	0.25	2.76	3.01	(0.32)	—	12.14	31.96	(d)	10,840	59	0.44	2.31
12/31/12	8.25	0.27	1.23	1.50	(0.30)	—	9.45	18.25		8,868	67	0.44	2.97

JNL Variable Fund LLC  (Unaudited)
Financial Highlights
For a Share Outstanding

			Increase (decrease) from investment operations						Distributions from							Supplemental data		Ratios(a)
Period ended	Net asset value, beginning of period($)		Net investment income (loss)($)(b)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return(%)(c)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(f)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)
JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund)
Class A
06/30/17	15.15		0.23		(0.06)		0.17		—		—		15.32		1.12	127,972	16	0.67	3.03
12/31/16	13.39	(e)	0.47	(e)	2.57	(e)	3.04	(e)	(0.40)	(e)	(0.87)		15.15		23.55	143,245	24	0.68	3.18
12/31/15	14.01	(e)	0.40	(e)	(0.02)	(e)	0.38	(e)	(0.54)	(e)	(0.46)	(e)	13.39	(e)	2.73	115,618	21	0.68	2.82
12/31/14	13.64	(e)	0.44	(e)	0.32	(e)	0.76	(e)	(0.39)	(e)	—		14.01	(e)	5.52	134,685	56	0.68	3.12
12/31/13	11.51	(e)	0.41	(e)	2.00	(e)	2.41	(e)	(0.28)	(e)	—		13.64	(e)	21.02	136,987	48	0.70	3.21
12/31/12	9.77	(e)	0.37	(e)	1.62	(e)	1.99	(e)	(0.25)	(e)	—		11.51	(e)	20.34	102,731	59	0.70	3.31

Class B
06/30/17	14.32		0.23		(0.05)		0.18		—		—		14.50		1.26	85	16	0.48	3.19
12/31/16	12.72	(e)	0.47	(e)	2.43	(e)	2.90	(e)	(0.43)	(e)	(0.87)		14.32		23.69	91	24	0.48	3.40
12/31/15	13.37	(e)	0.35	(e)	0.04	(e)	0.39	(e)	(0.58)	(e)	(0.46)	(e)	12.72	(e)	2.92	79	21	0.48	2.56
12/31/14	13.04	(e)	0.45	(e)	0.30	(e)	0.75	(e)	(0.42)	(e)	—		13.37	(e)	5.74	88	56	0.48	3.34
12/31/13	11.00	(e)	0.42	(e)	1.91	(e)	2.33	(e)	(0.29)	(e)	—		13.04	(e)	21.34	109	48	0.50	3.44
12/31/12	9.34	(e)	0.39	(e)	1.53	(e)	1.92	(e)	(0.26)	(e)	—		11.00	(e)	20.83	94	59	0.50	3.75

JNL/Mellon Capital Consumer Discretionary Sector Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund)
Class A
06/30/17	18.29		0.08		1.89		1.97		—		—		20.26		10.77	1,049,941	4	0.64	0.82
12/31/16	17.87		0.21		0.86		1.07		(0.13)		(0.52)		18.29		6.16	909,097	13	0.65	1.19
12/31/15	18.16		0.16		0.93		1.09		(0.08)		(1.30)		17.87		5.90	987,578	12	0.65	0.85
12/31/14	17.25		0.13		1.72		1.85		(0.10)		(0.84)		18.16		10.81	550,913	43	0.66	0.76
12/31/13	12.58		0.12		5.03		5.15		(0.09)		(0.39)		17.25		41.11	521,754	20	0.67	0.76
12/31/12	10.53		0.19		2.28		2.47		(0.05)		(0.37)		12.58		23.47	228,728	29	0.68	1.53

Class B
06/30/17	18.60		0.10		1.93		2.03		—		—		20.63		10.91	413	4	0.44	1.01
12/31/16	18.16		0.25		0.87		1.12		(0.15)		(0.52)		18.60		6.34	286	13	0.45	1.37
12/31/15	18.41		0.20		0.95		1.15		(0.10)		(1.30)		18.16		6.14	305	12	0.45	1.04
12/31/14	17.47		0.17		1.73		1.90		(0.12)		(0.84)		18.41		11.00	184	43	0.46	0.97
12/31/13	12.72		0.13		5.11		5.24		(0.10)		(0.39)		17.47		41.38	197	20	0.47	0.86
12/31/12	10.63		0.20		2.32		2.52		(0.06)		(0.37)		12.72		23.72	268	29	0.48	1.67

JNL/Mellon Capital Financial Sector Fund
Class A
06/30/17	12.24		0.08		0.64		0.72		—		—		12.96		5.88	1,270,067	7	0.63	1.30
12/31/16	10.43		0.18		2.22		2.40		(0.17)		(0.42)		12.24		24.10	1,101,086	37	0.65	1.70
12/31/15	11.20		0.19		(0.31)		(0.12)		(0.12)		(0.53)		10.43		(1.12)	709,127	13	0.65	1.69
12/31/14	10.22		0.15		1.18		1.33		(0.09)		(0.26)		11.20		13.06	596,274	21	0.66	1.44
12/31/13	7.76		0.11		2.47		2.58		(0.07)		(0.05)		10.22		33.35	472,278	13	0.67	1.24
12/31/12	6.21		0.11		1.51		1.62		(0.07)		—		7.76		26.12	236,065	32	0.68	1.54

Class B
06/30/17	12.25		0.09		0.64		0.73		—		—		12.98		5.96	510	7	0.44	1.49
12/31/16	10.44		0.20		2.22		2.42		(0.19)		(0.42)		12.25		24.32	568	37	0.45	1.90
12/31/15	11.20		0.21		(0.31)		(0.10)		(0.13)		(0.53)		10.44		(0.88)	356	13	0.45	1.86
12/31/14	10.21		0.17		1.19		1.36		(0.11)		(0.26)		11.20		13.32	393	21	0.46	1.62
12/31/13	7.75		0.13		2.46		2.59		(0.08)		(0.05)		10.21		33.52	351	13	0.47	1.42
12/31/12	6.19		0.12		1.52		1.64		(0.08)		—		7.75		26.56	289	32	0.48	1.74

JNL/Mellon Capital Healthcare Sector Fund
Class A
06/30/17	22.51		0.12		3.66		3.78		—		—		26.29		16.79	2,911,909	4	0.63	0.95
12/31/16	25.61		0.22		(1.17)		(0.95)		(0.45)		(1.70)		22.51		(3.82)	2,515,843	7	0.64	0.92
12/31/15	25.09		0.21		1.41		1.62		(0.11)		(0.99)		25.61		6.58	3,162,298	15	0.64	0.78
12/31/14	20.32		0.20		4.91		5.11		(0.11)		(0.23)		25.09		25.14	2,040,005	18	0.65	0.89
12/31/13	14.61		0.21		5.77		5.98		(0.11)		(0.16)		20.32		40.99	1,049,978	8	0.66	1.14
12/31/12	12.48		0.22		2.09		2.31		(0.11)		(0.07)		14.61		18.47	432,499	13	0.67	1.57

Class B
06/30/17	22.60		0.14		3.68		3.82		—		—		26.42		16.90	1,067	4	0.44	1.14
12/31/16	25.72		0.27		(1.18)		(0.91)		(0.51)		(1.70)		22.60		(3.67)	870	7	0.44	1.12
12/31/15	25.16		0.26		1.43		1.69		(0.14)		(0.99)		25.72		6.82	1,117	15	0.44	0.97
12/31/14	20.35		0.25		4.92		5.17		(0.13)		(0.23)		25.16		25.39	1,106	18	0.45	1.09
12/31/13	14.62		0.24		5.78		6.02		(0.13)		(0.16)		20.35		41.20	724	8	0.46	1.35
12/31/12	12.47		0.25		2.10		2.35		(0.13)		(0.07)		14.62		18.77	467	13	0.47	1.76

JNL Variable Fund LLC  (Unaudited)
Financial Highlights
For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data		Ratios(a)
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)(b)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(c)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(f)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)
Class A
06/30/17	27.51	0.25	(4.19)	(3.94)	—	—	23.57	(14.32)	1,415,785	4	0.63	1.97
12/31/16	22.03	0.51	5.45	5.96	(0.48)	—	27.51	27.21	1,850,929	7	0.64	2.10
12/31/15	30.04	0.65	(7.56)	(6.91)	(0.41)	(0.69)	22.03	(23.26)	1,177,533	3	0.64	2.36
12/31/14	34.53	0.57	(4.13)	(3.56)	(0.39)	(0.54)	30.04	(10.36)	1,213,723	14	0.65	1.61
12/31/13	28.21	0.47	6.65	7.12	(0.39)	(0.41)	34.53	25.34	1,167,730	10	0.66	1.48
12/31/12	27.43	0.40	0.79	1.19	(0.31)	(0.10)	28.21	4.35	889,620	14	0.66	1.44

Class B
06/30/17	27.93	0.28	(4.26)	(3.98)	—	—	23.95	(14.25)	1,164	4	0.44	2.16
12/31/16	22.35	0.57	5.53	6.10	(0.52)	—	27.93	27.47	1,419	7	0.44	2.32
12/31/15	30.46	0.71	(7.67)	(6.96)	(0.46)	(0.69)	22.35	(23.11)	1,081	3	0.44	2.54
12/31/14	34.99	0.64	(4.18)	(3.54)	(0.45)	(0.54)	30.46	(10.18)	1,527	14	0.45	1.81
12/31/13	28.56	0.54	6.74	7.28	(0.44)	(0.41)	34.99	25.62	1,668	10	0.46	1.66
12/31/12	27.77	0.47	0.78	1.25	(0.36)	(0.10)	28.56	4.53	1,153	14	0.46	1.64

JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund)
Class A
06/30/17	11.53	0.04	1.84	1.88	—	—	13.41	16.31	1,957,307	2	0.63	0.69
12/31/16	10.43	0.10	1.28	1.38	(0.08)	(0.21)	11.53	13.30	1,458,878	13	0.64	0.92
12/31/15	10.77	0.09	0.40	0.49	(0.06)	(0.77)	10.43	4.41	1,278,843	7	0.64	0.82
12/31/14	9.12	0.10	1.78	1.88	(0.06)	(0.17)	10.77	20.61	975,364	29	0.66	0.97
12/31/13	7.39	0.08	1.84	1.92	(0.05)	(0.14)	9.12	26.18	608,457	12	0.67	1.05
12/31/12	7.03	0.06	0.72	0.78	(0.02)	(0.40)	7.39	11.23	431,124	20	0.67	0.80

Class B
06/30/17	11.73	0.06	1.86	1.92	—	—	13.65	16.37	662	2	0.44	0.87
12/31/16	10.61	0.12	1.30	1.42	(0.09)	(0.21)	11.73	13.44	496	13	0.44	1.13
12/31/15	10.92	0.11	0.43	0.54	(0.08)	(0.77)	10.61	4.75	405	7	0.44	1.02
12/31/14	9.24	0.12	1.80	1.92	(0.07)	(0.17)	10.92	20.79	402	29	0.46	1.17
12/31/13	7.48	0.10	1.87	1.97	(0.07)	(0.14)	9.24	26.46	381	12	0.47	1.25
12/31/12	7.10	0.08	0.73	0.81	(0.03)	(0.40)	7.48	11.57	329	20	0.47	0.99

(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)
Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods of less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(d)
Total return for the Fund includes class action settlement proceeds. The return for Class A and Class B, respectively, without the class action settlement proceeds was as follows: JNL/Mellon Capital MSCI World Index Fund - 13.19%; JNL/Mellon Capital JNL 5 Fund - 31.57% and 31.85%.

(e)	On May 6, 2016, the Fund effected a 3 for 1 reverse share split. Per share data prior to this date has been retroactively adjusted to give effect to the reverse share split.
(f)	Portfolio turnover is not annualized for periods of less than one year.

APPENDIX A

Effective April 24, 2017, the JNL/Mellon Capital S&P® 24 Fund merged into the JNL/Mellon Capital JNL 5 Fund.
A-1

APPENDIX B

The “Dow Jones Industrial Average”, and “The Dow 10” are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use.  “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”,  “The Dow®” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).  The JNL/Mellon Capital Dow SM Index Fund and the JNL/Mellon Capital JNL 5 Fund (“Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices (including any of their respective affiliates) makes no representation or warranty, expressed or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.  The only relationship of S&P Dow Jones Indices (including any of their respective affiliates) to the Funds is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the “Dow Jones Industrial Average”, and “The Dow 10”, which are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson, or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

Dow Jones, SPDJI and their respective affiliates do not:
•	Sponsor, endorse, sell or promote the Products.
•	Recommend that any person invest in the Products.
•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.
•	Have any responsibility or liability for the administration, management or marketing of the Products.
•	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:
• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;
• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data;
• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;

•      Under no circumstances will Dow Jones, SPDJI and/or
their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson National Life Insurance Company® and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES INDUSTRIAL AVERAGE”, and “THE DOW 10” OR ANY DATA INCLUDED THEREIN AND S&P DOW JONES INDICES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P DOW JONES INDICES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES INDUSTRIAL AVERAGE”, and “THE DOW 10” OR ANY DATA INCLUDED THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES INDUSTRIAL AVERAGE”, and “THE DOW 10” OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW

JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

“STANDARD & POOR’S ®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” are trademarks and/or Indices of S&P Dow Jones Indices and have been licensed for use by Jackson National Life Insurance Company® (“Jackson”).  The JNL/Mellon Capital S&P® SMid 60 Fund and JNL/Mellon Capital JNL 5 Fund (“Products”) are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices.  S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson, or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products.  In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

Standard & Poor’s Financial Services LLC and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P’s public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.  S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s).  The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product(s), or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq® 100 Index Fund.  The JNL/Mellon Capital Nasdaq® 100 Index Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 100 INDEX FUND.

THE JNL/MELLON CAPITAL MSCI WORLD INDEX FUND, JNL/MELLON CAPITAL TELECOMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER DISCRETIONARY SECTOR FUND, JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, JNL/MELLON CAPITAL ENERGY SECTOR FUND OR THE JNL/MELLON CAPITAL INFORMATION TECHNOLOGY SECTOR FUND (COLLECTIVELY, “SECTOR FUNDS”) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF ANY OF THE SECTOR FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN ANY OF THE SECTOR FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO ANY OF THE SECTOR FUNDS OR THE ISSUER OR OWNERS OF ANY OF THE SECTOR FUNDS, OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF ANY OF THE SECTOR FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF ANY OF THE SECTOR FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH ANY OF THE SECTOR FUNDS IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF ANY OF THE SECTOR FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF ANY OF THE SECTOR FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF ANY OF THE SECTOR FUNDS, OWNERS OF ANY OF THE SECTOR FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES

MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PROSPECTUS

September 25, 2017

JNL® VARIABLE FUND LLC

You can find more information about the Company in:

•
The Company’s Statement of Additional Information (“SAI”) dated September 25, 2017.  The current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

•
The Company’s Annual and Semi-Annual Reports to shareholders, dated December 31, 2016 and June 30, 2017, respectively, show the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period.  The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report. The current Annual and Semi-Annual Reports are on file with the SEC and are incorporated into the Prospectus by reference.

You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-644-4565 ( Jackson Service Center), 1-800-599-5651 ( Jackson NY Service Center), or writing the JNL Variable Fund LLC, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

You also can review and copy information about the Company (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC’s Public Reference Room in Washington, D.C.  Reports and other information about the Company also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, D.C., 20549-1520.  You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

File No.:  811-09121

STATEMENT OF ADDITIONAL INFORMATION

September 25, 2017

JNL® VARIABLE FUND LLC

JNL/Mellon Capital DowSM Index Fund	Class A and Class I
JNL/Mellon Capital MSCI World Index Fund
(formerly, JNL/Mellon Capital Global 30 Fund)	Class A and Class I
JNL/Mellon Capital Nasdaq® 100 Index Fund
(formerly, JNL/Mellon Capital Nasdaq® 100 Fund)	Class A and Class I
JNL/Mellon Capital S&P® SMid 60 Fund	Class A and Class I
JNL/Mellon Capital JNL 5 Fund	Class A and Class I
JNL/Mellon Capital Telecommunications Sector Fund
(formerly, JNL/Mellon Capital Communications Sector Fund)	Class A and Class I
JNL/Mellon Capital Consumer Discretionary Sector Fund
(formerly, JNL/Mellon Capital Consumer Brands Sector Fund)	Class A and Class I
JNL/Mellon Capital Financial Sector Fund	Class A and Class I
JNL/Mellon Capital Healthcare Sector Fund	Class A and Class I
JNL/Mellon Capital Energy Sector Fund
(formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	Class A and Class I
JNL/Mellon Capital Information Technology Sector Fund
(formerly, JNL/Mellon Capital Technology Sector Fund)	Class A and Class I

This Statement of Additional Information (“SAI”) is not a prospectus.  It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Variable Fund LLC Prospectus, dated September 25, 2017.  Not all Funds described in this Statement of Additional Information may be available for investment in each variable contract offered by Jackson National Life Insurance Company® (“JacksonSM”).  The Funds’ audited financial statements , including notes thereto, and the report of the Funds’ Independent Registered Public Accounting Firm, KPMG LLP, as of and for each of the periods presented through December 31, 2016, included in the JNL Variable Fund’s Annual Report to shareholders, and the Funds’ unaudited financial statements and financial highlights, including notes thereto, as of and for each of the periods presented through June 30, 2017, included in the JNL Variable Fund’s Semi-Annual Report to shareholders , are incorporated by reference into (which means they legally are a part of ) this SAI .   The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-644-4565 ( Jackson Service Center), 1-800-599-5651 ( Jackson NY Service Center), by writing P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Shareholder Communications with Managers

Shareholders of the Funds can communicate directly with the Board of Managers (“Board”) by writing to the Chair of the Board, William J. Crowley, Jr., P.O. Box 30902, Lansing, MI 48909-8402.  Shareholders can communicate directly with an individual manager by writing to that manager at P.O. Box 30902, Lansing, MI 48909-8402.  Such communications to the Board or individual managers are not screened before being delivered to the addressee.

2

GENERAL INFORMATION AND HISTORY

JNL Variable Fund LLC (“JNL Variable Fund”) is an open-end management company organized as a Delaware limited liability company on October 13, 1998.  The JNL Variable Fund LLC is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).  Jackson National Asset Management, LLCSM (“JNAM” or the “Adviser”) serves as the investment adviser to the JNL Variable Fund.  The JNL Variable Fund offers interests in separate Funds (each a “Fund” and collectively, the “Funds”), which are comprised of two groups as defined in the Prospectus – “Partnership Fund” and “Regulated Investment Company Funds.” The Partnership Fund is the JNL/Mellon Capital DowSM Index Fund.  All other Funds within JNL Variable Fund comprise the Regulated Investment Company Funds.  Each of the Funds is “non-diversified” as defined in the 1940 Act, which means a Fund may hold securities of a smaller number of issuers than if it was a “diversified” fund.

COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities and financial instruments a Fund may hold in its portfolio and the various kinds of investment strategies that may be used in day-to-day portfolio management, as well as the risks associated with such investments.  A Fund may invest in the following securities and financial instruments or engage in the following practices to the extent that such securities and practices are consistent with the Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Bank Obligations.  A Fund may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and other short-term debt obligations.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return.  Certificates of deposit may also be purchased or sold through broker-dealers and may have fixed or variable rates.  A bankers’ acceptance is a negotiable draft or bill of exchange, usually drawn by an importer or exporter to pay for specified merchandize in connection with international commercial transactions, which are “accepted” by a commercial bank unconditionally to pay the face value of the instrument on maturity.

The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks. The Funds will typically invest in U.S. banks and foreign banks as banks or financial service companies for diversification. Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding or other taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Borrowing and Lending.  A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets.  The Funds may borrow for investment purposes to the extent permitted under the 1940 Act.  To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

The Funds also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.”  A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.  A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae®”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A “dollar roll” can be viewed, like a reverse repurchase agreement, as a
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collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields and therefore price; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Cash Position.  A Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization.  The Funds also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds.  For temporary, defensive purposes, a Fund may invest without limitation in such securities.  This reserve position provides flexibility in meeting redemptions, expenses, the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

Commercial Paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies primarily to finance short-term credit needs. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Commodities, Commodities Futures, and Commodity Linked Notes.  Certain of the Funds may invest in physical commodities (such as precious metals), commodity futures, which are futures agreements on certain commodities or on a commodities index, as well as commodity swaps or swaps on commodity futures.  Certain of the Funds may also invest in commodity-linked notes and other commodity-related instruments.  Like any other investment, commodities are subject to risk of loss, and the prices and values of commodities move with market and economic conditions.

Besides investment risk, investments in commodities and commodities futures are limited by their tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).  In order to qualify for the special U.S. federal income tax treatment applicable to regulated investment companies, a Fund must, among other things, derive at least 90% of its income from specified sources (such income, “qualifying income”).  Income from certain commodity-linked investments, such as the direct purchase or sale of commodities and the purchase or sale of commodity futures, does not constitute qualifying income to a Fund.  The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If the IRS publishes an adverse determination relating to the treatment of income and gain generated by such investments, certain Funds that invest directly or indirectly in commodity-linked derivative instruments would likely need to significantly change their investment strategies in order to qualify as a regulated investment company under the Code. If a Fund were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, such income or gain caused the Fund’s non-qualifying income to exceed 10% of the Fund’s gross income in any taxable year, the Fund would fail the 90% gross income test and would fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level.  A Fund’s intention to so qualify can therefore limit the manner in or extent to which the Fund seeks exposure to commodities.

A commodity-linked note requires an initial investment by the Fund and provides a return based on a formula referenced to an underlying commodity index or specific commodity.  The Funds will typically invest in commodity linked notes
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referenced to a particular commodity index.  At maturity, the issuer repays the initial investment to the Fund, plus a return, if any, based on the percentage change increase or decrease (sometimes magnified by a “leverage factor”) of the referenced index or commodity during the investment’s term.  Typically, the issuer is also required to repay or retire the instrument before maturity if the index or commodity declines by a certain amount.  For example, a 15% decline in the referenced commodities index would trigger repayment.  Although these features may moderate a Fund’s exposure to the relevant commodity index or commodity, they do not prevent the Fund from loss if the referenced commodities index or commodity underperforms.  A Fund may lose money investing in commodity linked notes.

Corporate Reorganizations affecting securities held by all Funds except the JNL/Mellon Capital Sector Funds, the JNL/Mellon Capital DowSM Index Fund, and the JNL/Mellon Capital Nasdaq® 100 Index Fund.  If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages.  If two portfolio companies in the same benchmark merge, the Fund will keep the resulting company in the portfolio in accordance with the combined weighting of the two companies prior to the merger.  At the time of stock selection, a security may be removed from the stock selection universe if there is a pending acquisition or reorganization that is likely to be completed shortly after the stock selection date.

Counterparty and settlement risk.  The Fund may be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with each Fund) with which it trades in relation to certain options, futures contracts and other derivative financial instruments that do not trade or settle on an exchange.  Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house.

The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which each Fund trades, which could result in substantial losses to the Fund.  The Fund will also be exposed to credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments.  Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for each Fund in respect to investments in emerging markets.  Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.  While the Sub-Advisers continually assess the risk posed by the various counterparties, there can be no guarantee against default.  Each counterparty presents credit and default risk.

Depositary Receipts. American depositary receipts (“ADRs”) typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European depositary receipts (“EDRs”) and Global depositary receipts (“GDRs”) typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depositary receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer of the security underlying an ADR on a timely basis.  While readily exchangeable with stock in local markets, the depository receipts in an unsponsored program may be less liquid than those in a sponsored program.

Depositary receipts involve many of the same risks as direct investments in foreign securities, described below.
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Equity Securities.  The Funds may also invest directly in equity securities.  Equity securities, such as common stock, represent an ownership interest or the right to acquire an ownership interest in an issuer.

Common stock generally takes the form of shares in a corporation.  The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services.  A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs.  The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock.  For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.  Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.  Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks.  The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer.  In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information.  Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.   The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Exchange-Traded Funds. Investments in investment companies may include shares of exchange-traded funds (“ETFs”), which are designed to track the performance or dividend yield of specific indexes or companies in related industries. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broad-based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.  See “Investment Companies” in this section.

Foreign Currency Transactions.  Certain of the Funds may invest in foreign currency-denominated securities and may purchase and sell foreign currency options, forward currency contracts, foreign currency futures contracts, and related options (see “Futures” in the Additional Risk Considerations section herein), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts.  The Fund may engage in these transactions for a number of reasons, including, to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, to gain exposure to certain countries, and to enhance return.  The Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  Such transactions may be effected on non-U.S. dollar denominated instruments owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund.

A forward foreign currency contract is an obligation to purchase or sell a specific currency or multinational currency unit at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract), which is individually negotiated and privately traded by currency traders and their customers in the interbank market.  The Fund may either accept or make delivery of the currency specified at the maturity
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of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Forward currency contracts may also be cash settled, and the Fund may not actually deliver or take delivery of a foreign currency.  Closing forward transactions may be executed prior to the termination date, or rolled over, with or without the original counterparty.

Forward foreign currency contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to gain exposure to a particular foreign currency or currencies as a part of its investment strategy.  Although forwards used for hedging purposes are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.  In addition to being used by a Fund to gain exposure to a particular foreign currency or to enhance the Fund’s return, forwards may be used to adjust the foreign exchange exposure of a Fund, and a Fund might be expected to enter into such contracts under the following circumstances:

Lock In.  When a Fund desires to fix the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency, the Fund will “lock in” the exchange rate.  If a foreign currency is expected to become more expensive in U.S. dollar terms, a Fund could lock in the exchange rate today for a transfer that needs to occur in the future, thereby protecting against exchange rate movements.

Cross Hedge. If the value of a particular currency is expected to decrease against the value of another currency, a Fund may sell the currency expected to decrease in value and purchase a currency which is expected to increase in value against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar.  In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract.  The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase in value of the security, if any.

Proxy Hedge.  A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge.  In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated.  Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding.  This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Foreign Securities. A Fund may invest in foreign securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and dollar-denominated securities traded in the U.S. and other exchanges (such as ADRs and GDRs).  Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities.  Such investments increase a Fund’s diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value).  In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees.  Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

Currency Risk. The value of the Fund’s foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.
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Political and Economic Risk. The economies of many of the countries in which the Fund may invest may not be as developed as the United States’ economy and may be subject to significantly different forces.  Conversely, investments in certain countries may be more or less secure than investments in the U.S., which cause repatriation risks from taxes and regulatory impairment when bringing such investments back to the U.S. As is the case in the U.S., political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund’s investments.

Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income, gain and proceeds from foreign securities owned by the Fund may be reduced by a withholding tax at the source or subject to other foreign taxes, which tax or taxes would reduce dividend income payable to the Fund’s shareholders.

Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

Risk of Developing (Emerging Market) Countries. The Fund may invest in securities of developing or emerging market countries, including foreign markets.  While subject to reasonable interpretation, developing countries are generally those countries which are not included in the MSCI World Index. The Fund considers various factors when determining whether a company is in a developing country, including whether: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an OTC market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks.  Certain investors may not be able to participate in favorable corporate action events. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. Foreign exchange transactions may need to be executed with authorized agents, and there may not be any guarantee of execution in a timely manner. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. News and information about companies and corporate events may be limited or restricted. News and information about companies and corporate events may be limited or restricted. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments.

Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. News and information about companies and corporate
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events may be limited or restricted. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments.

Futures. To the extent consistent with applicable law and its investment restrictions, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. G overnment security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and, to the extent a Fund is permitted to invest in commodities and commodity-related derivatives, commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.”  Futures contracts can be utilized to increase or decrease various types of market exposure and risks.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of certain futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of certain futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract. If the net amount is negative, it is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. G overnment securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). The Funds may also enter into contracts that cash settle otherwise physically delivered futures contracts. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets.
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Index Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures, which are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written.  A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. G overnment securities and other fixed income securities.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Certain of the Funds may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties, in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-
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backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate, and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. However, the futures exchanges may adjust margin requirements, and the Funds may have to post additional margin to meet such requirements.

Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

A Fund may purchase futures contracts (or options on futures contracts) as an anticipatory hedge against a possible increase in the price of the currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency value may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

A Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.  A Fund may enter into an agreement to cash settle exchange-traded futures contracts, and exchange-cleared forward contracts.

In addition, if a Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, a Fund could be limited
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to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

Daily trading limits imposed by the exchanges and position limits established by the CFTC may adversely affect the Fund.  The CFTC and U.S. commodities exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily trading limits.”  Once the daily trading limit has been reached in a particular futures contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially disguising substantial losses the Fund may ultimately incur.

Separately, the CFTC and the U.S. commodities exchanges and certain non-U.S. exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person may hold or control in contracts traded on such exchanges.  The CFTC has re-proposed final regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) that would impose new position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts in order to prevent excessive speculation and manipulation in the commodity markets.  It remains to be seen whether these regulations will be adopted. In addition, the CFTC recently adopted amended aggregation rules for determining compliance with speculative position limits established by the CFTC in futures contracts and options, which include a new requirement to aggregate positions held across funds and accounts that a person owns or controls that pursue substantially identical trading strategies.

These regulations are extremely complex and may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Fund.  The full implementation of the Fund’s investment strategy could be negatively impacted by the existing or any future position limits regulations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a sub-adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Additional Risk Associated with Futures Contracts and Options on Futures Contracts Traded on Foreign Exchanges. Futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk.
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Commodity Pool Operator Status. JNAM acts in its capacity as a registered commodity pool operator (“CPO”) with respect to certain funds offered by other investment companies in the JNL Fund Complex (as defined under “Managers and Officers of the JNL Variable Fund”).  Each of the sub-advisers to these funds either acts in its capacity as a registered commodity trading adviser (“CTA”), relies upon an exemption from CTA registration or does not provide advice relating to trading commodity interests and, accordingly, is not required to be registered as a CTA with respect to each such fund.  A CPO or CTA acting in a registered capacity is subject to a variety of regulatory obligations.  In particular, a CPO or CTA is subject to additional CFTC-mandated disclosure, reporting, and recordkeeping obligations with respect to funds for which it acts in a registered capacity.  Compliance by the CPO or CTA with the CFTC’s regulatory requirements could increase fund expenses, adversely affecting the fund’s total return.

With respect to each Fund, JNAM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”).  Accordingly, JNAM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to each Fund. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, JNAM may be required to act in a registered CPO capacity with respect to such Fund.  JNAM’s eligibility to claim the exclusion with respect to each Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) may be limited by JNAM’s intention to operate such Fund in a manner that would permit JNAM to continue to claim the exclusion, which may adversely affect such Fund’s total return.

JNAM has also filed for certain no-action relief with the CFTC in connection with certain funds that are funds-of-funds, or funds that invest in underlying funds that trade commodity interests.  For operators of funds-of-funds, it is difficult to determine compliance with trading restrictions because it requires, in most circumstances, that they determine the extent of commodity interest trading by the underlying funds and whether or not the underlying funds will be able themselves to rely on amended CFTC Rule 4.5 going forward. This no-action relief postpones the requirement to act in a registered CPO capacity for operators of funds-of-funds until six months from the date that the CFTC Division of Swap Dealer and Intermediary Oversight issues revised guidance on the application of the de minimis trading thresholds in the context of CFTC Rule 4.5.  It is possible that this guidance, when issued, may require JNAM to act in its capacity as a registered CPO with respect to certain funds.  Alternatively, JNAM may determine to revise a fund’s investment strategy to reduce trading commodity interest trading levels.

Hybrid Instruments.  A Fund may purchase hybrid instruments, which are potentially high-risk derivatives that combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.  Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index.  Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of the underlying currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are
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considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Illiquid Securities. A Fund may hold illiquid investments.  Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.  The Funds’ Board of Managers has delegated liquidity determinations to the sub-advisers to the Funds, therefore, the Funds’ sub-advisers are primarily responsible for determining a security’s liquidity. The Funds’ have established procedures for determining liquidity, which serve as guidance for the sub-advisers. Illiquid investments generally include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); certain swaps, and restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933, as amended) not determined to be liquid in accordance with guidelines established by the Fund’s Board; over-the-counter (“OTC”) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions.  It should be noted that not all “restricted securities” are illiquid securities.  See the description of the Funds’ investment restrictions below for more information about the Funds’ policies with respect to investments in illiquid securities. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares.

Installment Receipts.  Installment receipts are viewed as new issues of stock sold with the obligation that buyers will pay the issue price in a series of installment payments instead of one lump sum payment. The buyer usually pays a deposit upon settlement, normally one-half the issue price of the shares, with the balance to be paid in one year.

Interfund Lending.  Pursuant to an exemptive order issued by the SEC, the Funds, as well as the portfolios of JNL Series Trust, JNL Investors Series Trust, JNL Strategic Income Fund LLC, and Jackson Variable Series Trust (in this section, the “Funds”) will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. Money market funds may only lend in accordance with the requirements of the exemptive order.  All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund
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may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction of non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investment Companies.  A Fund may invest in investment companies to the extent permitted under the 1940 Act, including unaffiliated money market funds.  A Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the JNL Variable Fund’s investment adviser or its affiliates.  As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

A Fund may also invest, without limitation, in affiliated and unaffiliated money market funds in accordance with Rule 12d1-1 under the 1940 Act (see “Cash Position”).

Portfolio Turnover. Portfolio turnover is the buying and selling of securities held by a Fund. A Fund may engage in short-term transactions if such transactions further its investment objective.  A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains.  The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities.  Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests.  Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities to a Fund.  Thus, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.  Changes in portfolio turnover rates were generally the result of active trading strategies employed by such Funds’ portfolio manager(s) in response to market conditions, and not reflective of a material change in investment strategy.

Real Estate Investment Trusts (“REITs”).  The Funds may gain exposure to the real estate sector by investing in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments.
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Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for favorable tax treatment under the Code or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Repurchase Agreements and Reverse Repurchase Agreements.  A Fund may invest in repurchase or reverse repurchase agreements for the purposes of maintaining liquidity and achieving income.  A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand.  This technique offers a method of earning income on idle cash.  A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, government agency security, or other highly liquid short-term security.  A Fund will only enter into repurchase agreements that are fully collateralized.  For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects:  (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.  In addition, a Fund, together with other registered investment companies having management agreements with the Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price.  Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.  Reverse repurchase agreements may also be used as a form of a “short sale,” because the Fund is effectively selling the security with an agreement to repurchase the security at a later date (see “Short Sales” for additional information). When entering into a reverse repurchase, the Fund may seek to profit on the difference between the initial security sale price and the repurchase price of that security. Typically, a reverse repurchase agreement requires a Fund to cover or segregate assets in an amount equal to the repurchase price.

Securities Lending.  The Funds’ Board has approved each Fund’s participation in a securities lending program.  Under the securities lending program, each Fund has retained its custodian, JPMorgan Chase Bank, N.A. or State Street Bank and Trust Company, as applicable, to serve as the securities lending agent. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Funds’ Board will periodically review information on the Funds’ securities lending program.

Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities.  The borrower of a Fund’s portfolio securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends.  Acceptable collateral is limited to cash, U.S. G overnment securities and irrevocable letters of credit that meet certain guidelines.

A Fund may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Adviser and the Funds’ Board.  A Fund retains authority to terminate any of its loans at any time.  A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

Collateral is invested in a securities lending pool managed by an affiliate of the custodian, JPMorgan Chase Bank, N.A. or State Street Bank and Trust Company, as applicable.  The value of the securities lending pool is not guaranteed, and is
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subject to investment risks.  Such investment risks include, but are not limited to, credit risk, default risk, prepayment risk, and market risk.

In the event of bankruptcy or other default of the borrower, a Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights.  In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.  The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Funds.  The Funds retain 100% of their portion.  The securities lending revenue “split” between the Funds and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the Funds’ Board will periodically review the “split” between the lending agent and the Funds.

Security-Related Issuers.  The JNL Variable Fund has been granted exemptive relief from the SEC to allow one of the Funds to invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from “securities related activities” (as defined in Rule 12d3-1 under the 1940 Act). The Fund to which this exemptive relief applies is the JNL/Mellon Capital DowSM Index Fund. This exemptive relief permits this Fund to pursue its principal investment strategies that involve investment of its assets in securities of only a limited number of issuers, even where certain of those issuers may be “securities related” issuers.

Short Sales.  The Funds may make short sales of securities: (i) to offset potential declines in long positions in similar securities, (ii) to increase the flexibility of a Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.  A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities.  Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Sub-Adviser determines to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security.  A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.  To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Sub-Adviser anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) could result in
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significant losses for the Fund. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap.  A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Short-Term Corporate Debt Securities.  A Fund may invest in short-term corporate debt securities, which are non-convertible corporate debt securities (e.g., bonds, debentures, money market instruments, notes and other similar instruments and securities) which have one year or less remaining to maturity.  Short-term corporate debt securities may have fixed, variable, or floating rates and generally are used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants.  A Fund may invest in warrants, which are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time.  They do not represent ownership of the equity securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying security does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Securities and Forward Commitment Contracts.  A Fund may purchase securities on a when-issued or delayed delivery basis (“when-issueds”) and may purchase securities on a forward commitment basis (“forwards”).  Any or all of a Fund’s investments in debt securities may be in the form of when-issueds and forwards.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  The purchase of these securities will result in a loss if the value of the securities declines prior to the settlement date.  This could occur, for example, if interest rates increase prior to settlement.  The longer the period between purchase and settlement, the greater the risk.  At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value.  The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward
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commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes).  During this period, alternative investment options are not available to the Fund to the extent that it must maintain segregated assets, cash, or liquid assets to cover its purchase of when-issued securities and forward commitment contracts.  Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling mortgage-backed securities transactions.

A Fund may enter into buy/sell back transactions, which are a form of delayed delivery agreements.  In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

A Fund may also sell securities on a when-issued or delayed delivery basis.  These transactions involve a commitment by the Fund to sell securities at a pre-determined price or yield, with payment taking place beyond the customary settlement date.

Writing Covered Options on Securities.  A Fund may “write” (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the Sub-Adviser determines is appropriate in seeking to attain a Fund’s investment objective.  Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. G overnment securities with a value equal to or greater than the Fund’s obligation under the option (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes).  A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

ADDITIONAL RISK CONSIDERATIONS

Emerging Markets.  The risk considerations noted below under “Foreign Securities” may be particularly relevant in the case of investments in developing countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. Countries with “emerging market” economies are those with securities markets that are less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated
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with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries.  Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe.  These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include:  (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The risks associated with investments in frontier market countries include all the risks associated with investments in developing and emerging markets; however, these risks are magnified for frontier market countries. As a result, investments in companies in frontier market countries are generally subject to a higher risk of loss than investments in companies in traditional emerging and developing market countries due to less developed securities markets, different settlement procedures, greater price volatility, less developed governments and economies, more government restrictions, and the limited ability of foreign entities to participate in certain privatization programs. Investments in companies operating in frontier market countries are highly speculative in nature.

Foreign Securities.  Investments in foreign (i.e., non-U.S.) securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.  There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers.  Certain markets may require payment for securities before delivery.  A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument.  Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars.  Bank custody charges are generally higher for foreign securities and the Funds that invest primarily in foreign securities are particularly susceptible to such risks.  Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve all of the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated.  A Fund’s foreign investments may cause changes in a Fund’s share price that have a low correlation with movement in the U.S. markets.  Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund’s foreign investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks.  For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency.  A Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund’s assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge).  A Fund could also hedge that position by selling a second currency, which is expected
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to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge).  A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge).  A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries.  In addition, when a Fund anticipates purchasing or selling securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security.  In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund’s performance if the sub-adviser’s projection of future exchange rates is inaccurate.  If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund’s return may be lower than if such strategies had not been employed at all.

Derivatives Regulation.  The U.S. G overnment has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.
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Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. G overnment and the European Union have proposed mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees as to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, and when rules imposing mandatory minimum margin requirements on bilateral swaps become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Investment Strategy Risks.  The common stocks selected for certain Funds generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange.  The issuers of such common stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles.  There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the Funds, or that the common stock will continue to be included in the respective indices or exchanges.  Investing in stocks with low share prices or highest dividend yields amounts to a “contrarian” strategy because these shares are often out of favor.  Such strategy may be effective in achieving the respective strategy-based Fund’s investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group.  However, there is no guarantee that either a Fund’s objective will be achieved or that a Fund will achieve capital appreciation of its portfolio holdings in excess of such Fund’s expenses.  Because of the contrarian nature of the investment strategies of the Funds, and the attributes of the common stock which caused inclusion in their portfolios, such Funds may not be appropriate for investors seeking either preservation of capital or high current income.  In addition, the strategies for all of the Funds have underperformed their respective index or indices in certain years.

Liquidity Risk.  Liquidity risks exist when particular investments cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.  A Fund’s investment in a particular
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security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price.  Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions.  Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.  Further, price movements of securities during the rebalance period could also negatively affect performance.

Litigation. At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in a Fund’s portfolio.  It is not possible to predict whether any litigation that has been or will be instituted, might have a material adverse effect on the JNL Variable Fund or any Funds. Further, the Funds may be subject to litigation, and depending upon the nature of the litigation, the Funds may incur costs associated with the defense and/or settlement of any litigation.

Recent Market Events.  Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally.  While entire markets have been affected, issuers that have exposure to the real estate, mortgage and credit markets have been particularly vulnerable.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments.

The recent instability in the financial markets has led the U.S. G overnment to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity.  Federal, state, and other government regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or affect the issuers of such instruments, in ways that are unforeseeable.  Recent laws and regulations contain provisions limiting the way banks and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. The Dodd-Frank Act establishes a Financial Services Oversight Council to facilitate information sharing and identify systemic risks. Additionally, the Dodd-Frank Act allows the Federal Deposit Insurance Corporation to "take over" a failing bank in situations when the overall stability of the financial system could be at risk. These regulatory changes could cause business disruptions or result in significant loss of revenue, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets.  Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Governments or their regulatory agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Risk of Armed Conflict and War.  There are typically a number of armed conflicts and wars occurring across the globe with each having a profound impact on the socio-economic structure of its country participants, including local companies and individuals.  While armed conflict and war may be typically thought of as emerging market endeavors, the threat of global war or the participation of advanced economies in minor and/or global wars can have an impact on developed economies.  Armed conflict and war, in all of their manifestations, can produce economic losses and expose the Funds to a number of risks, including, but not limited to company risk, currency risk, and foreign securities risk (please see the “Glossary of Risks” in the Prospectus for additional information).

Trading Cost and Rebalance Risk.  Due to certain of the investment strategies of the Fund, a Fund’s entire portfolio may be repositioned or rebalanced on or around the Stock Selection Date.  A Fund’s rebalance of its portfolio may lead to higher transactional costs because the Fund could be trading large volumes in a particular security during a short trading period.  In addition, a Fund may pay a higher price for a security, or receive a lesser price for a security it sells due to the timing of the Stock Selection Date.  As part of the rebalance process, a Fund may incur significant trading costs and commissions, which could negatively affect performance.  The Funds may not be able to effectively transact in certain securities during the rebalance period, which could also negatively affect performance.

Fund Mergers, Sub-Adviser Changes, and Transition Managers. When there is a change in sub-advisers, a merger of a Fund, and/or a re-balance of investments in the “Underlying Funds” of a “Fund of Fund”, the Adviser and Sub-Advisers
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may use the services of a “transition manager” to facilitate the purchase or sale of a Fund’s portfolio holdings.  A transition manager is used to help reduce the transaction costs associated with the purchase and sale of a Fund’s portfolio holdings in connection with a transition, merger, and/or re-balance.  A transition manager may use cross-trades among Funds, whereby, one Fund sells portfolio securities to another Fund.  Such cross-trades are conducted pursuant to Rule 17a-7 under the 1940 Act, and the Fund’s Rule 17a-7 Procedures.  The transition manager may also facilitate brokerage transactions for a Fund during the course of a sub-adviser transition or merger of a Fund.  Transitions, mergers, and re-balances may result in substantial inflows and outflows of monies in the Funds.  During transitions, mergers, and /or re-balances, the Funds may invest in futures, forwards, and other derivatives instruments to provide market exposure to the Funds’ cash positions.  During transitions, the Funds may also invest in ETFs, cash, money market instruments, and other short-term investment instruments.  Before and after a transition, merger and/or rebalance, a Fund may not fully comply with its investment restrictions. Fund of Fund allocation changes, as well as, changes in sub-advisers and investment personnel, re-balances, and reorganizations of Funds may result in the purchase and sale of the Funds’ portfolio securities, which may increase trading costs and portfolio turnover.  Furthermore, Funds of Funds may allocate outside of the current investment strategy in advance of the transition, merger, and/or re-balance to minimize the impact of outflows on the Underlying Funds. Allocating outside the current investment strategy may cause the Funds of Funds to exceed investment limitations. Transitions, re-balances, and mergers may also result in higher brokerage commission costs.  There can be no guarantees the Funds will experience improved securities allocations during a transition.  The Funds may receive poor brokerage execution through the use of a transition manager and the Funds could lose money.

Sector Funds.

JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund).  An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the communications industry in general.

The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions.  The success of the issuers of the common stocks in which the Fund may invest depends in substantial part on the timely and successful introduction of new products and services.  An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on an issuer’s operating results.  Furthermore, there can be no assurance that the issuer will be able to respond in a timely manner to compete in the rapidly developing marketplace.

The communications industry is subject to governmental regulation.  However, as market forces develop, the government may continue to deregulate the communications industry, promoting vigorous economic competition and resulting in rapid development of new communications technologies.  The products and services of communications companies may be subject to rapid obsolescence.  These factors could affect the value of the stocks held by the Fund.  For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted.  This creates competition between phone companies and cable operators and encourages phone companies to modernize their communications infrastructure.  Certain types of companies represented in the Fund’s portfolio are engaged in fierce competition for a share of the market for their products.  As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies.  There can be no assurance that the steps taken by the issuers to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers’ technology.

JNL/Mellon Capital Consumer Discretionary Sector Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund).  An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the consumer goods industry in general.  These include the cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign competition), unfunded pension fund liabilities and employee
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and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions.  In general, expenditures on consumer goods will be affected by the economic health of consumers, including available disposable household incomes.  A weak economy with its consequent effect on consumer spending could have an adverse effect on consumer goods companies.  Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

          JNL/Mellon Capital Financial Sector Fund.  An investment in this Fund should be made with an understanding of the problems and risks inherent in the banking and financial services sector in general.

Banks, thrifts and their holding companies are actively subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets, in commercial and residential real estate loans or any particular segment or industry; and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Banks and thrifts traditionally receive a significant portion of their revenues from consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsides, this revenue will diminish. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate.

Difficulties in the mortgage and broader credit markets have resulted in decreases in the availability of funds. Financial performance of many banks and thrifts, especially in securities collateralized by mortgage loans, has deteriorated.

Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the FDIC, can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

In light of credit market difficulties that occurred during the financial crisis of 2007-2008, the U.S. Government enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, and is considering changes to the laws and regulatory structure. New legislation and regulatory changes could cause business disruptions, result in significant loss of revenue, limit financial firms’ ability to pursue business opportunities, impact the value of business assets and impose additional costs that may adversely affect business. There can be no assurance as to the actual impact these laws and their implementing regulations, or any other governmental program, will have on the financial markets. Currently the FRB, FDIC, SEC, Office of Comptroller of the Currency (a bureau of the U.S. Treasury which regulates national banks), and the CFTC (which oversees commodity futures and option markets) all play a role in the supervision of the financial markets.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991, the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 and the regulations promulgated under these laws. Their impact on the business, financial condition and prospects of the issuers of the common stock in the Fund’s portfolio cannot be predicted with certainty.  In 1999, the Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance
25

companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors.  This legislation has resulted in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been successful through promulgation of regulations and legislation to liberalize interstate banking has been signed into law. Under the legislation, banks are able to purchase or establish subsidiary banks in any state. Since mid-1997, banks have been allowed to turn existing banks into branches, thus leading to continued consolidation.

The SEC and the Financial Accounting Standards Board (“FASB”) require the expanded use of market value accounting by banks and have imposed rules requiring mark-to-market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Recently, Accounting Standards Codification 820, “Fair Value Measurements,” changed the requirements of mark-to-market accounting and determining fair value when the volume and level of activity for the asset or liability has significantly decreased. These changes and other potential changes in financial accounting rules and valuation techniques may have a significant impact on the banking and financial services industries in terms of accurately pricing assets or liabilities.

The Federal Bank Holding Company Act of 1956 (“BHC Act”) generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 25% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining FRB approval.  In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies in which the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. It is not possible to make any prediction as to the effect, if any, such laws will have on the issuers of common stocks held by the Fund or whether such approvals, if necessary, will be obtained.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.  Earnings and share prices of companies in this industry are volatile and often exceed the volatility levels of the market as a whole. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets.  Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies.  Negative economic events in the credit markets have led some firms to declare bankruptcy, forced short-notice sales to competing firms, or required government intervention by the FDIC or through an infusion of Troubled Asset Relief Program funds. Consolidation in the industry and the volatility in the stock market have negatively impacted investors.

Additionally, government intervention has required many financial institutions to become bank holding companies under the BHC Act. Under the system of functional regulation established under the BHC Act, the FRB supervises bank holding companies as an umbrella regulator. The BHC Act and regulations generally restrict bank holding companies from
26

engaging in business activities other than the business of banking and certain closely related activities. The FRB and FDIC have also issued substantial risk-based and leverage capital guidelines applicable to U.S. banking organizations. The guidelines define a three-tier framework, requiring depository institutions to maintain certain leverage ratios depending on the type of assets held. If any depository institution controlled by a financial or bank holding company ceases to meet capital or management standards, the FRB may impose corrective capital and/or managerial requirements on the company and place limitations on its ability to conduct broader financial activities.  Furthermore, proposed legislation will allow the Treasury and the FDIC to create a resolution regime to “take over” bank and financial holding companies. The “taking over” would be based on whether the firm is in default or in danger of defaulting and whether such a default would have a serious adverse effect on the financial system or the economy. This mechanism would only be used by the government in exceptional circumstances to mitigate these effects. This type of intervention has unknown risks and costs associated with it, which may cause unforeseeable harm in the industry.

Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multi-line insurance companies. Interest rate levels, general economic conditions and price and marketing competition affect insurance company profits. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses resulting from many things, including acts of terrorism, which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies’ subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company’s investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations; and (viii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables; and (ix) proposed legislation that would establish the Office of National Insurance within the Treasury. This proposed federal agency would gather information, develop expertise, negotiate international agreements, and coordinate policy in the insurance sector. This enhanced oversight into the insurance industry may pose unknown risks to the sector as a whole.

The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulations. It is difficult to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

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All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 (“Superfund”) and comparable state statutes (“mini-Superfund”) govern the clean-up and restoration by “Potentially Responsible Parties” (“PRPs”). Superfund and the mini-Superfunds establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors.  The extent of clean-up necessary and the assignment of liability has not been fully established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain.  The Superfund Amendments and Reauthorization Act (“SARA”) amended Superfund on October 17, 1986.  SARA reflected the Environmental Protection Agency’s experience in administering the complex Superfund program during its first six years and made several important changes.  Among other things, SARA required Superfund actions to consider the standards and requirements found in other state and federal environmental laws and regulations; provided new enforcement authorities and settlement tools; increased state involvement in every phase of the Superfund program; and increased the size of the trust fund to $8.5 billion.  Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Major determinants of future earnings of companies in the financial services sector are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the securities included in the Fund will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

Negative developments relating to the subprime mortgage market may adversely affect credit and capital markets worldwide and may reduce the willingness of lenders to extend credit, thus making borrowing on favorable terms more difficult. In addition, the liquidity of certain debt instruments may be reduced or eliminated due to lack of available market makers.

Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial- services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

          JNL/Mellon Capital Healthcare Sector Fund.  An investment in this Fund should be made with an understanding of the characteristics of the pharmaceutical and healthcare industries and the risks that such investment may entail.

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Pharmaceutical and healthcare companies include companies involved in drug development and production services, biotechnology, and advanced medical devices and instruments.  Such companies are subject to governmental regulation of their products and services, a factor that could have a significant and possibly unfavorable effect on the price and availability of such products or services.  Furthermore, such companies face the risk of increasing competition from new products and services, generic drug sales, the termination of their patent protection for drug or medical supplies products and the risk that technological advances will render their products or services obsolete.  The research and development costs of bringing a drug or other medical product to market are substantial and include lengthy government review processes, with no guarantee that the product will ever come to market.  Such companies may also have persistent losses during a new product’s transition from development to production, and revenue patterns may be erratic.  In addition, healthcare facility operators may be affected by events and conditions including, among others, demand for services, the ability of the facility to provide the services required, physicians’ confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

As the population of the United States ages, the companies involved in the pharmaceutical field will continue to search for and develop new drugs, medical products and medical services through advanced technologies and diagnostics.  On a worldwide basis, such companies are involved in the development and distribution of drugs, vaccines, medical products and services.  These activities may make the pharmaceutical and healthcare sectors very attractive for investors seeking the potential for growth in their investment portfolio.  However, there are no assurances that the Fund’s objectives will be met.

Legislative proposals concerning healthcare are considered from time to time.  These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans.  The Patient Protection and Affordable Care Act of 2010 (“PPACA”) is a broad-reaching piece of legislation with an indeterminate impact on the healthcare industry and it is not possible to predict the effect of the legislation on the issuers of common stock in the Fund.

JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund).  An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the energy industry in general.

The Energy Sector Fund invests in common stock of companies involved in the energy industry.  The business activities of companies whose stocks are held in this Fund may include: production, generation, transmission, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control.  Companies participating in new activities resulting from technological advances or research discoveries in the energy field are also considered for this Fund.

The securities of companies in the energy field are subject to changes in value and dividend yield that depend, to a large extent, on the price and supply of energy fuels.  Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments.  As a result of the foregoing, the common stocks held in this Fund may be subject to rapid price volatility.  It is not possible to predict what impact the foregoing factors will have on the common stocks held in this Fund.

According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in domestic environmental policies and the continued decline in U.S. production of crude oil.  Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries (“OPEC”) and highly uncertain and potentially more volatile oil prices.  The possibility of war in the Middle East also may affect the cost and supply of oil and oil-related products.  The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets.  Without excess capacity, supply disruptions in some countries cannot be
29

compensated for by others.  During the Persian Gulf crisis, surplus capacity in Saudi Arabia and other oil-rich countries prevented and continues to prevent, severe market disruptions.  Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty.  Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas.  Because of the Persian Gulf crisis, the mandatory system has since been replaced with a voluntary system.  Production under the new system has had to be curtailed on at least one occasion as a result of weak prices.  The pressure to deviate from mandatory quotas, if they are re-imposed, is likely to be substantial and could lead to a weakening of prices.  In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production.  Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained.  Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.

Declining U.S. crude oil production likely will lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions.  Increasing sensitivity to environmental concerns also will pose serious challenges to the industry over the coming decade.  Refiners likely will be required to make heavy capital investments and major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act.  If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely.  Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies.  No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility.  Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damages.  Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials.  Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control.  General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil fuel use in general.

In addition, any future scientific advances concerning new sources of alternative energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry.  While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted.  Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in this Fund.

JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund).  An investment in this Fund should be made with an understanding of the characteristics of the technology industry and the risks such an investment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking, communications equipment, Internet access, information providers, semiconductors and semiconductor equipment, and other related products, systems and services.  The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions.  The success of the issuers of the common stocks in which the Fund may invest depends in substantial part on the timely and successful introduction of new products.  An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on an issuer’s operating results.  Furthermore, there can be no assurance that the issuers of the common stock in which the Fund may invest will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stocks of issuers in the technology sector, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially.  In addition, technology company stocks
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have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies.  This market volatility may adversely affect the market price of the common stocks in which the Fund invests.

Some key components of certain products of technology issuers are currently available only from single sources.  There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner.  Accordingly, an issuer’s operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components.  Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards.  Any failure to comply with such standards may result in a significant loss or reduction of sales.  Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries.  There can be no assurance that these customers will place additional orders, or that an issuer of common stock will obtain orders of similar magnitude such as past orders from other customers.  Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies.  Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of common stock owned by the Fund.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies.  There can be no assurance that the steps taken by the issuers of the common stocks in which the Fund may invest to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers’ technology.  In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services.  The adoption of any such laws could have a material adverse impact on the common stock in which the Fund may invest.

The semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change.  Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slow down in Asian demand and a shift in retail personal computer sales toward the low end, or “sub-$1000” segment.  Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-price personal computers.
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FUNDAMENTAL AND OPERATING POLICIES APPLICABLE TO ALL FUNDS

Fundamental Policies Applicable to All Funds. The following are fundamental policies, which means they may not be changed without the affirmative vote of the majority of the outstanding voting securities of the JNL Variable Fund (or, as to a matter affecting only a particular Fund or Funds, a vote of the majority of the outstanding voting securities of such Fund or Funds).  The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests.  With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that: (i) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Funds affected by such matter, and (ii) such matter has not been approved by the vote of a majority of the outstanding voting JNL Variable Fund interests.

(1)	No Fund may issue senior securities.

(2)
A Fund will not borrow money, except for temporary or emergency purposes, from banks.  The aggregate amount borrowed shall not exceed 25% of the value of a Fund’s assets.  In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

(3)
A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended, when selling portfolio securities.

(4)	A Fund will not purchase or sell real estate or interests therein.

(5)
A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(6)	A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

None of the Funds are a “diversified company,” as that term is defined in the 1940 Act.  There are no limitations on the concentration of the investments held by any Fund in any particular industry or group of industries.  However, because each Sector Fund invests primarily in common stocks of companies within specific industries, the Sector Funds’ performance is closely tied to, and affected by, those specific industries.  Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stocks may react similarly to and move in unison with these and other market conditions.  As a result of these factors, stocks in which the Sector Funds invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

Certain of the Funds have investment strategies that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectus). These investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. It is possible that such unusual or adverse conditions may continue for extended periods of time.  See “Temporary Defensive Positions and Large Cash Positions” in the Prospectus.

Operating Policies.  The Funds also have adopted non-fundamental investment restrictions.  The restrictions or operating policies of the Funds may be changed by the Managers without shareholder approval.  The additional investment restrictions adopted by the Managers to date include the following:

(a)	A Fund will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
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(b)
Each Fund intends to comply with the CFTC regulations and NFA requirements limiting the Fund’s investments in futures and options for non-hedging purposes, in order for the JNL Variable Fund to file a CFTC Rule 4.5 exemption notice.

However, the Funds may acquire the securities of investment companies in compliance with Rule 12d1-1, Rule 12d1-2, and Rule 12d1-3, under the 1940 Act.

Minimum Requirement of Rule 35d-1.  Certain of the Funds, as noted herein or in the Prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Funds’ Board without interest holder approval, the Funds’ Board has adopted a policy requiring not less than 60 days’ written notice be provided to interest holders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that rule.  This includes Funds of the JNL Variable Fund the names of which include terms that suggest a focus on a particular type of investment.

Insurance Law Restrictions.  In connection with the JNL Variable Fund’s agreement to sell interests in the Funds to separate accounts of insurance companies, JNAM and insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the JNL Variable Fund complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds.  If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action, which might include ceasing to make investments in the Fund or JNL Variable Fund or withdrawing from the state imposing the limitation.  Such restrictions and limitations are not expected to have a significant impact on the JNL Variable Fund’s operations.
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MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND

The officers of the JNL Variable Fund manage its day-to-day operations and are responsible to the Fund’s Board.  The Board sets broad policies for each Fund and chooses the JNL Variable Fund’s officers.  All of the Managers also serve as Trustees or Managers for the other investment companies in the JNL Fund Complex (as defined below).  The Officers also serve as Officers for the other investment companies in the JNL Fund Complex (as defined below).

The following is a list of the Managers and officers of the JNL Variable Fund, and a statement of their present positions and principal occupations during the past five years.  The following also lists the number of portfolios overseen by the Managers and other directorships of public companies or other registered investment companies held by the Managers.

For purposes of this section, the term “ JNL Fund Complex” includes each of the following investment companies: JNL Series Trust (120 portfolios), JNL Investors Series Trust (2 portfolios), JNL Variable Fund LLC (11 portfolios), and JNL Strategic Income Fund LLC (1 portfolio) (as used in this section, the term Funds refers to all of the portfolios offered by the JNL Fund Complex).  Some of the Managers and officers are also Managers and officers of other funds in the JNL Fund Complex.  As used in this section, the term JNL Fund Complex does not include the Jackson Variable Series Trust.

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Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Manager
Interested Manager
Mark D. Nerud (5 1 ) [1] 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	134

Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present)

Other Directorships Held by Manager During Past 5 Years: Trustee, Jackson Variable Series Trust (4/2015 to present)
Independent Managers
Michael Bouchard (61) 1 Corporate Way Lansing, MI 48951	Manager [2] (4/2000 to present)	134
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Manager During Past 5 Years: None
Ellen Carnahan (6 2 ) 1 Corporate Way Lansing, MI 48951	Manager [2] (12/2013 to present)	134
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present)
Other Directorships Held by Manager During Past 5 Years:
Director, Paylocity (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director (5/2003 to 6/2015), Governance Committee Member (5/2003 to 5/2013), Governance Committee Chair (5/2010 to 5/2013), Finance Committee Member (5/2003 to 5/2013), Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (71) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2014 to present) Manager [2] (1/2007 to present)	134
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below) (7/2009 to 7/2016)
Other Directorships Held by Manager During Past 5 Years: Director (7/2009 to 7/2016), Alpha Natural Resources
Michelle Engler (59) 1 Corporate Way Lansing, MI 48951	Manager [2] (4/2000 to present)	134
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present)
Other Directorships Held by Manager During Past 5 Years: None
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Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Manager
John Gillespie (6 4 ) 1 Corporate Way Lansing, MI 48951	Manager [2] (12/2013 to present)	134
Principal Occupation(s) During Past 5 Years:
Chief Financial Advisor, Yosi, Inc. (healthcare services) (1/2017 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)

Other Directorships Held by Manager During Past 5 Years: None
Richard McLellan (7 5 ) 1 Corporate Way Lansing, MI 48951	Manager [2] (12/2003 to present)	134
Principal Occupation(s) During Past 5 Years: Attorney (1968 to present)
Other Directorships Held by Manager During Past 5 Years: Director, ITC Holdings Corp. (11/2007 to 8/2012)
William R. Rybak (66) 1 Corporate Way Lansing, MI 48951	Manager [2] (01/2007 to present)	134
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below) (2002 to present)
Other Directorships Held by Manager During Past 5 Years:
Director (2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017 ), Audit Committee Chair (5/2013 to 6/2017 ), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

Edward Wood (62) 1 Corporate Way Lansing, MI 48951	Manager [2] (12/2013 to present)	134
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Manager During Past 5 Years: None
Patricia A. Woodworth (62) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	134
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to present)
Other Directorships Held by Manager During Past 5 Years: None
[1] Mr. Nerud is an “interested person” of the Fund due to his position with JNAM, the Adviser.
[2] The Interested Manager and the Independent Managers are elected to serve for an indefinite term.
[3]
The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

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Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)
Officers
Emily J. Bennett (3 4 ) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)
Principal Occupation(s) During Past 5 Years:
Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other investment companies advised by the JNAM (3/2016 to present and 5/2012 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (44) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)
Principal Occupation(s) During Past 5 Years:
Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Steven J. Fredricks (4 7 ) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present) Anti-Money Laundering Officer (12/2015 to present)
Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer of JNAM (1/2005 to present); Senior Vice President of JNAM (2/2013 to present); Chief Compliance Officer of other investment companies advised by JNAM (8/2012 to present and 1/2005 to present); Anti-Money Laundering Officer of other investment companies advised by JNAM (12/2015 to present); Chief Compliance Officer of Curian Series Trust (10/2011 to 5/2012)

William Harding (4 3 ) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (5/2014 to present and 11/2012 to present); Vice President of Curian Series Trust (5/2014 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012)

Karen J. Huizenga (52) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)
Principal Occupation(s) During Past 5 Years:
Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 12/2008 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (4 7 ) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer and Chief Financial Officer (9/2016 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President of the Adviser (1/2009 to present) and Chief Operating Officer of the Adviser (4/2011 to present); Chief Financial Officer of the Adviser (1/2007 to 4/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to 2/2016); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011; 9/2016 to present)

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Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)
Kristen K. Leeman (4 2 ) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)
Principal Occupation(s) During Past 5 Years:
Regulatory Analyst of Jackson (2/2014 to present); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present and 6/2012 to present)

Mia K. Nelson (35) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)
Principal Occupation(s) During Past 5 Years:
Assistant Vice President – Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Manager – Tax, Calamos Investments (2/2012 to 5/2013); Assistant Vice President of other investment companies advised by JNAM (8/2017 to present and 9/2017 to present)

Michael Piszczek (60) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)
Principal Occupation(s) During Past 5 Years:
Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 11/2007 to present); Vice President of other Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (45) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel, and Secretary (2/2004 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Counsel (Chief Legal Officer), and Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 2/2004 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

Board Of Managers Leadership Structure

The Board is responsible for oversight of the JNL Variable Fund, including risk oversight and oversight of JNL Variable Fund management.  The Board consists of nine Managers who are not “interested persons” of the Trust (the “Independent Managers”) and one interested Manager.  The Independent Managers have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the interested Manager and management.

The Chairman of the Board is an Independent Manager.  The Chairman presides at all meetings of the Board at which the Chairman is present.  The Chairman exercises such powers as are assigned to him or her by the JNL Variable Fund’s organizational and operating documents and by the Board, which may include acting as a liaison with service providers, attorneys, the JNL Variable Fund’s officers including the Chief Compliance Officer and other Managers between meetings.

The Board has established a committee structure to assist in overseeing the JNL Variable Fund. The Board has an Audit Committee, a Governance Committee, and three Investment Committees.  Each committee is comprised exclusively of Independent Managers, with the exception of one of the Investment Committees, which has the Interested Manager as a member, and each is chaired by one or more different disinterested Managers.  The disinterested chairperson(s) of each committee, among other things, facilitates communication among the Independent Managers, JNL Variable Fund management, service providers, and the full Board. The JNL Variable Fund has determined that the Board’s leadership structure is appropriate given the specific characteristics and circumstances of the JNL Variable Fund including, without limitation, the number of Funds that comprise the JNL Variable Fund, the net assets of the JNL Variable Fund and the JNL Variable Fund’s business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner.

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Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund.  The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds.  As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Adviser, the Sub-Advisers, portfolio managers, the JNL Variable Fund’s independent auditors, the JNL Variable Fund’s officers including the Chief Compliance Officer, Jackson executives and outside counsel.  The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks.  It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed.  Further, certain risks may arise that were unforeseen.

Committees of the Board of Managers

The Audit Committee assists the Funds’ Board in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the JNL Variable Fund to the public or government agencies.  The Audit Committee is responsible for the selection, subject to ratification by the Funds’ Board, of the JNL Variable Fund’s independent auditor, and for the approval of the auditor’s fee. The Audit Committee also reviews the JNL Variable Fund’s internal controls regarding finance, accounting, legal compliance and the JNL Variable Fund’s auditing, accounting and financial processes generally.  The Audit Committee also serves as JNL Variable Fund’s “Qualified Legal Compliance Committee,” for the confidential receipt, retention and consideration of reports of evidence of material violations under rules of the SEC.  As of January 1, 2014, Messrs. Crowley, Rybak, Wood, and Mesdames. Carnahan and Engler are members of the Audit Committee.  Mr. Rybak serves as Chair of the Audit Committee.  Mr. Crowley is an ex officio member of the Audit Committee. The Audit Committee had four meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Funds’ Board.  The Governance Committee will accept manager nominations from shareholders. Any such nominations should be sent to the JNL Variable Fund’s Governance Committee, c/o Chair of the Governance Committee, Mr. Michael Bouchard, P.O. Box 30902, Lansing, Michigan 48909-8402.  As of January 1, 2014, Messrs. Bouchard, Crowley, Gillespie, McLellan and Ms. Woodworth are members of the Governance Committee.  Mr. Bouchard serves as Chair of the Governance Committee.  Mr. Crowley is an ex officio member of the Governance Committee.  The Governance Committee had four meetings in the last fiscal year.

The three Investment Committees review the performance of the Funds.  Each Investment Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each Independent Manager sits on one of the three Committees.  Mesdames Carnahan and Woodworth and Mr. Crowley are members of Investment Committee A.  Ms. Carnahan serves as Chair of Investment Committee A.  Messrs. Bouchard, Nerud and Wood and Ms. Engler are members of Investment Committee B.  Mr. Wood serves as Chair of Investment Committee B.  Messrs. Gillespie, McLellan and Rybak are members of Investment Committee C.  Mr. Gillespie serves as Chair of Investment Committee C. The Investment Committees had four meetings in the last fiscal year.

Certain Positions of Independent Managers and their Family Members

As of August 31, 2017, none of the interested Managers, nor any member of an Independent Manager's immediate family, held any position (other than the independent Manager’s position as such with the JNL Variable Fund or other funds in the Fund Complex) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

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Ownership of Managers of Shares in the Funds of the JNL Variable Fund

As of December 31, 2016, the Managers beneficially owned the following interests in shares of the Funds:

Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Manager in the Family of Investment Companies
Michael Bouchard[3]	None	$50,001 to $100,000
Ellen Carnahan[3]	None	Over $100,000
William J. Crowley, Jr. [3]	None	Over $100,000
Michelle Engler [1]	None	Over $100,000
John Gillespie[3]	None	Over $100,000
Richard McLellan [1]	None	Over $100,000
Mark D. Nerud [2]	None	Over $100,000
William R. Rybak [1]	None	Over $100,000
Edward Wood[3]	None	Over $100,000
Patricia A. Woodworth[3]	None	Over $100,000
1 Messrs. McLellan and Rybak, and Ms. Engler own a Jackson National Life Insurance Company variable annuity under which each of their investments is allocated to the investment divisions that invest in the Fund Complex.
2 Mr. Nerud is the beneficial owner of interests in certain other Funds in the Fund Complex through his participation in a qualified retirement plan maintained by Jackson for its officers and employees, which invests in certain other Funds in the JNL Fund Complex.
3 These Managers hold investments through the deferred compensation plan in “clone” retail funds run by sub-advisers on the JNL platform. The investments are not in the Funds themselves.

As described in the Prospectus, interests in the Funds are sold only to separate accounts of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity and variable life contracts (“Contracts”), and other regulated investment companies.

Ownership by Independent Managers of Interests in Certain Affiliates of the JNL Variable Fund

As of December 31, 2016, none of the Independent Managers, nor any member of an Independent Manager’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

Manager Compensation

The Manager who is an “interested person” receives no compensation from the JNL Variable Fund.  Effective January 1, 2017, each Independent Manager is paid by the Funds an annual retainer of $205,000, as well as a fee of $13,500 for each meeting of the Funds’ Board attended.  The Chairman of the Funds’ Board receives an additional annual retainer of $85,000.  The Chair of the Audit Committee receives an additional annual retainer of $25,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,500 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $20,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $3,000 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $15,000 for his or her services in that capacity. The Investment Committee shall have telephonic meetings twice per year. The members of each Investment Committee shall receive $3,000 per telephonic Investment Committee meeting. If an Independent Manager participates in an in-person Board meeting by telephone, the Manager will receive half of the meeting fee.

Managers will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars).  However, if a Board or Committee meeting is held out of town, Managers will not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

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The Independent Managers received the following compensation for their services during the fiscal year ended December 31, 2016:

Manager	Aggregate Compensation from the JNL Variable Fund[1]	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from JNL Variable Fund and JNL Fund Complex
Michael Bouchard	$21,330	$0	$0	$273,000[3]
Ellen Carnahan	$20,862	$0	$0	$267,000[4]
William J. Crowley, Jr.[2]	$25,393	$0	$0	$325,000[5]
Michelle Engler	$20,080	$0	$0	$257,000
John Gillespie	$19,924	$0	$0	$255,000[6]
Richard McLellan	$20,022	$0	$0	$256,250
William R. Rybak	$22,034	$0	$0	$282,000
Edward Wood	$20,862	$0	$0	$267,000[7]
Patricia Woodworth	$19,436	$0	$0	$248,750[8]
[1]
The fees paid to the Independent Managers are paid for combined service on the Boards of the Fund, JNL Investors Series Trust, JNL Series Trust, and JNL Strategic Income Fund LLC (the “ JNL Fund Complex”).  The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.  The total fees paid to all the Independent Managers is $2,431,000.

[2]	Mr. Crowley is an ex officio member of the Governance Committee and Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.
[3]	Amount includes $27,300 deferred by Mr. Bouchard.
[4]	Amount includes $133,500 deferred by Ms. Carnahan.
[5]	Amount includes $287,625 deferred by Mr. Crowley.
[5]	Amount includes $127,500 deferred by Mr. Gillespie.
[7]	Amount includes $66,750 deferred by Mr. Wood.
[8]	Amount includes $185,000 deferred by Ms. Woodworth.

Neither the JNL Variable Fund nor any of the other investment companies in the JNL Fund Complex has adopted any plan providing pension or retirement benefits for Managers.

Selection of Manager Nominees

The Funds’ Board is responsible for considering Manager nominees at such times as it considers electing new Managers to the Funds’ Board.  The Governance Committee, on behalf of the Funds’ Board, leads the Funds’ Board in its consideration of Manager Candidates.  The Funds’ Board and the Governance Committee may consider recommendations by business and personal contacts of current Funds’ Board members and by executive search firms, which the Funds’ Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations.  The Funds’ Board has not established specific, minimum qualifications that it believes must be met by a Manager nominee.  In evaluating Manager nominees, the Funds’ Board and the Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Funds’ Board and the Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Funds’ Board.  There are no differences in the manner in which the Funds’ Board and the Governance Committee evaluate nominees for Manager based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Manager nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Michael Bouchard, P.O. Box 30902, Lansing, Michigan 48909-8402.  At a minimum, the recommendation should include:

•	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	A statement concerning whether the person is an “interested person” as defined in the 1940 Act;

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•	Any other information that the Funds would be required to include in a proxy statement, under applicable SEC rules, concerning the person if he or she was nominated; and

•
The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information, which the person submitting it believes would assist the Funds’ Board and the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the ultimate parent company of JNAM and distributor) would be deemed an “interested person” under the 1940 Act.  In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”  Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

Before the Governance Committee decides to nominate an individual as a Manager, Funds’ Board members customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Manager of a registered investment company.

Additional Information Concerning The Managers

Below is a discussion, for each Manager, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Manager should serve as a Manager.  The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination.  In reaching their conclusions, the Managers considered various facts and circumstances and did not identify any factor as controlling, and individual Managers may have considered additional factors or weighed the same factors differently.

Interested Manager

Mark D. Nerud.  Mr. Nerud is President and CEO of the Adviser and President and CEO of other investment companies advised by the Adviser.  Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for ten years.  Mr. Nerud is the former Chief Financial Officer of the Adviser and of other investment companies advised by the Adviser.  Mr. Nerud has a Bachelor of Arts in Economics from St. Olaf College.

The Board considered Mr. Nerud’s various roles and executive experience with the Adviser, his financial and accounting experience, academic background, and his approximately ten years of experience as Manager of the JNL Variable Fund.

Independent Managers

Michael Bouchard.  Mr. Bouchard is currently the Sheriff of Oakland County, Michigan.  Mr. Bouchard has a Bachelor’s degree from Michigan State University, where he majored in criminal justice and police administration.

The Board considered Mr. Bouchard’s executive experience, academic background, and his approximately sixteen years of experience as Manager of the JNL Variable Fund.

Ellen Carnahan.  Ms. Carnahan is a Principal of Machrie Enterprises LLC. Ms. Carnahan was formerly a Managing Director of William Blair Capital Management LLC. Ms. Carnahan is a board member of several corporate and philanthropic boards. Ms. Carnahan received a Bachelor of Business Administration from the University of Notre Dame and a Master’s of Business Administration from the University of Chicago.

The Board considered Ms. Carnahan’s executive experience, financial experience, academic background, and board experience with other companies and philanthropic organizations, as well as her three years of experience as Manager of
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the Fund.

William J. Crowley, Jr.  Mr. Crowley is the Chairperson of the Board beginning in January 2014. Mr. Crowley formerly served as Managing Partner (Baltimore Office) of Arthur Andersen. Mr. Crowley served on various corporate boards from 2003 to 2016. Mr. Crowley has a Bachelor of Arts and a Master’s in Business Administration from Michigan State University.

The Board considered Mr. Crowley’s accounting and financial experience, board experience with other companies, academic background, and his approximately ten years of experience as Manager of the JNL Variable Fund.

Michelle Engler.  Ms. Engler was the Chairperson of the Board from January 2011 through December 2013.  Ms. Engler is a practicing attorney.  Ms. Engler is a former director of Federal Home Loan Mortgage Corporation.  Ms. Engler received her Bachelor’s degree in Government at the University of Texas and is a graduate of the University of Texas Law School.

The Board considered Ms. Engler’s executive experience, board experience with a financial company, academic background, legal training and practice, and her approximately sixteen years of experience as Manager of the JNL Variable Fund, including three years as Chairperson of the Board.

John Gillespie.  Mr. Gillespie is the Chief Financial Advisor of Yosi, Inc., and is also a professional business speaker and a writer for Simon & Schuster and the New Yorker magazine. Mr. Gillespie was formerly the Chief Financial Officer and Executive Vice President for the Mentor Network. Mr. Gillespie is a board member of several philanthropic boards. Mr. Gillespie received a Bachelor of Arts from Harvard College and a Master’s of Business Administration from Harvard Business School.

The Board considered Mr. Gillespie’s executive experience, financial experience, academic background, and board experience with philanthropic organizations, as well as his three years of experience as Manager of the Fund.

Richard McLellan.  Mr. McLellan formerly was Senior Counsel and a Member of Dykema Gossett PLLC (law firm).  He also was formerly an Adjunct Associate Professor at Michigan State University. Mr. McLellan received his bachelor’s degree from Michigan State University and is a graduate of the University of Michigan Law School.

The Board considered Mr. McLellan’s legal training and practice, academic background and his approximately twenty-two years of experience as Manager of the JNL Variable Fund.

William R. Rybak.  Mr. Rybak formerly served as Chief Financial Officer of Van Kampen Investments and is a Board Member of several corporate boards, including another mutual fund company.  Mr. Rybak has a Bachelor of Arts degree in Accounting from Lewis University and a Master’s of Business Administration from the University of Chicago.

The Board considered Mr. Rybak’s board experience with other companies, financial experience, academic background and approximately ten years of experience as Manager of the JNL Variable Fund.

Edward Wood.   Mr. Wood formerly served as Chief Operating Officer of McDonnell Investment Management, LLC. Mr. Wood was also formerly President and Principal Executive Officer of the Van Kampen family of mutual funds, Chief Administrative Officer of Van Kampen Investments and Chief Operating Officer of Van Kampen Funds, Inc. Mr. Wood received a Bachelor of Science from the Wharton School of the University of Pennsylvania.

The Board considered Mr. Wood’s executive experience, financial and accounting experience and academic background, as well as his three years of experience as Manager of the Fund.

Patricia A. Woodworth.  Ms. Woodworth is Vice President, Chief Financial Officer, and Chief Operating Officer of The J. Paul Getty Trust and was formerly the Executive Vice President for Finance and Administration and the Chief Financial Officer of the Art Institute of Chicago.  Ms. Woodworth has a Bachelor of Arts from the University of Maryland.

The Board considered Ms.Woodworth’s executive experience, financial experience, academic background, and
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approximately ten years of experience as Manager of the JNL Variable Fund.

PRINCIPAL HOLDERS OF THE FUND’S SHARES

As of August 31, 2017, the officers and Managers of the JNL Variable Fund, as a group, owned less than 1% of the then outstanding interests of each class of each Fund of the JNL Variable Fund.

Because the interests in the Funds of JNL Variable Fund have been sold only to the separate accounts of Jackson and Jackson National Life Insurance Company of NY (“Jackson NYSM”) to fund certain variable contracts (the “Contracts”) issued by Jackson and Jackson NY through their separate accounts and to other registered investment companies and certain investment companies managed by affiliates of the Adviser, Jackson and Jackson NY is the owner of record of all of the interests in the Funds.

As may be required by applicable law and interpretations of the staff of the SEC, Jackson and Jackson NY will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by their separate accounts in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable.  This is sometimes referred to as “pass through” voting.  Further, those interests held in the separate accounts for which no voting instructions are received from Contract owners, also will be voted by Jackson and Jackson NY in the same proportions as those interests for which voting instructions are received from Contract owners.  This is sometimes referred to as “echo” voting.

As of August 31, 2017, the following person beneficially owned 5% or more of the shares of the Fund(s) indicated below:

Fund	Name and Address	Percentage of Shares Owned
JNL/Mellon Capital JNL 5 Fund (Class A)
	JNL/Mellon Capital 10 x 10 Fund 1 Corporate Way Lansing MI 48951	6.50%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Fund, as of August 31, 2017, the following persons are deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund.

Fund	Name and Address	Percentage of Shares Owned
JNL/Mellon Capital Communications Sector Fund (Class B)
	Charles Dinkel 2771 Loch Haven Dr I Jamesville MD 21754	26.54%
	Philip Williams 21811 42nd Dr NE Arlington WA 98223	27.94%

INVESTMENT ADVISER, SUB-ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

JNAM is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended.

JNAM, 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNL Variable Fund.  As investment adviser, JNAM provides the JNL Variable Fund with professional investment supervision and management.  The Adviser is a wholly-owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly-traded company
44

incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

The Adviser acts as investment adviser to the JNL Variable Fund pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by: (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of each Fund or the Funds’ Board.  It may be terminated at any time upon 60 days’ written notice by the Adviser, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment.  Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the JNL Variable Fund pays the Adviser a fee in respect of each Fund as described in the Prospectus.

Each of JNL/Mellon Capital DowSM Index Fund, JNL/Mellon Capital MSCI World Index Fund, JNL/Mellon Capital Nasdaq® 100 Index Fund, JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, JNL/Mellon Capital Telecommunications Sector Fund, JNL/Mellon Capital Consumer Discretionary Sector Fund, JNL/Mellon Capital Financial Sector Fund, JNL/Mellon Capital Healthcare Sector Fund, JNL/Mellon Capital Energy Sector Fund and JNL/Mellon Capital Information Technology Sector Fund is obligated to pay the Adviser the following fees:

Assets	Annual Rate
$0 to $50 million	0.24%
$50 million to $100 million	0.21%
$100 million to $750 million	0.18%
$750 million to $3 billon	0.17%
$3 billion to $5 billion	0.16%
Over $5 billion	0.15%

The fees paid by the JNL Variable Fund to the Adviser for the fiscal year ended December 31, 2016, December 31, 2015, and December 31, 2014, were $37,171,739, $39,528,306, and $37,938,938, respectively. The table below outlines the fees paid by each Fund to the Adviser for the fiscal years ending 2016, 2015, and 2014.

Fund	December 31, 2016	December 31, 2015	December 31, 2014
JNL/Mellon Capital DowSM Index Fund	$1,441,544	$1,574,672	$1,652,857
JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund)	$984,865	$1,196,085	$1,124,502
JNL/Mellon Capital Nasdaq® 100 Index Fund (formerly, JNL/Mellon Capital Nasdaq® 100 Fund)	$2,655,641	$2,745,575	$2,127,719
JNL/Mellon Capital S&P® SMid 60 Fund	$1,377,339	$1,126,901	$1,719,286
JNL/Mellon Capital JNL 5 Fund	$8,651,553	$9,543,868	$9,458,742
JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund)	$415,692	$400,559	$440,857
JNL/Mellon Capital Consumer Discretionary Sector Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund)	$2,631,080	$2,083,333	$1,443,468
JNL/Mellon Capital Financial Sector Fund	$2,010,597	$1,818,909	$1,455,476
JNL/Mellon Capital Healthcare Sector Fund	$7,524,211	$7,876,412	$4,095,647
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	$4,207,282	$3,605,170	$3,578,602
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Fund	December 31, 2016	December 31, 2015	December 31, 2014
JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund)	$3,599,278	$3,130,712	$2,102,736

Investment Sub-Adviser – Mellon Capital Management Corporation

The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Mellon Capital Management Corporation (“Mellon Capital”), to manage the investment and reinvestment of the assets of each Fund, subject to the Adviser’s supervision.

Mellon Capital, a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, is the Sub-Adviser for each Fund of the JNL Variable Fund.  Mellon Capital’s address is 50 Fremont Street, Suite 3900, San Francisco, California 94105.  Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Portfolio Manager Compensation Structure

The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The performance period under which annual incentive opportunities are earned covers the January 1 through December 31st calendar year.  The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually.  Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital's Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

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Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2016:

JNL/Mellon Capital DowSM Index Fund, the JNL/Mellon Capital MSCI World Index Fund, the JNL/Mellon Capital Nasdaq® 100 Index Fund, the JNL/Mellon Capital JNL 5 Fund, the JNL/Mellon Capital Telecommunications Sector Fund, the JNL/Mellon Capital Consumer Discretionary Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Energy Sector Fund, the JNL/Mellon Capital Information Technology Sector Fund, and the JNL/Mellon Capital S&P® SMid 60 Fund.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Brown	120	99	109	0	0	0
	$97,386M	$81,474M	$96,314M	$0	$0	$0
Thomas Durante	120	99	109	0	0	0
	$97,386M	$81,474M	$96,314M	$0	$0	$0
Karen Wong	120	99	109	0	0	0
	$97,386M	$81,474M	$96,314M	$0	$0	$0

Conflicts of Interest

Mellon Capital manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, we or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of our client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, we may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Mellon Capital has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Firm has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. We have also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.
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Security Ownership of Portfolio Manager(s) for the JNL/Mellon Capital DowSM Index Fund, the JNL/Mellon Capital MSCI World Index Fund, the JNL/Mellon Capital Nasdaq® 100 Index Fund, the JNL/Mellon Capital JNL 5 Fund, the JNL/Mellon Capital Telecommunications Sector Fund, the JNL/Mellon Capital Consumer Discretionary Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Energy Sector Fund, the JNL/Mellon Capital Information Technology Sector Fund, and the JNL/Mellon Capital S&P® SMid 60 Fund as of December 31, 2016.

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Richard Brown	X
Thomas Durante	X
Karen Wong	X

Under the Sub-Advisory Agreement, Mellon Capital provides each Fund with discretionary investment services.  Specifically, Mellon Capital is responsible for supervising and directing the investments of each Fund in accordance with each Fund’s investment objective, program, and restrictions as provided in the Prospectus and this SAI.  Mellon Capital is also responsible for effecting all security transactions on behalf of each Fund.  The Sub-Advisory Agreement also provides that Mellon Capital, its directors, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the Funds for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund and by the interest holders of each Fund or the Funds’ Board.  It may be terminated at any time upon 60 days’ written notice by Fund or the Adviser or upon 90 days’ notice by the sub-adviser, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund.  Additional Funds may be subject to a different agreement.  The Sub-Advisory Agreement also provides that Mellon Capital is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), applicable to each Fund (relating to the diversification requirements applicable to investments in funds underlying variable annuity contracts).

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from JNL/Mellon Capital S&P® SMid 60 Fund and JNL/Mellon Capital JNL 5 Fund the following fees:

Assets	Annual Rate
First $100 million	0.06%
$100 million to $750 million	0.03%
Over $750 million	0.015%

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from JNL/Mellon Capital MSCI World Index Fund, JNL/Mellon Capital Telecommunications Sector Fund, JNL/Mellon Capital Consumer Discretionary Sector Fund, JNL/Mellon Capital Financial Sector Fund, JNL/Mellon Capital Healthcare Sector Fund, JNL/Mellon Capital Energy Sector Fund, JNL/Mellon Capital Information Technology Sector Fund, JNL/Mellon Capital DowSM Index Fund, and JNL/Mellon Capital Nasdaq® 100 Index Fund the following fees:

Assets	Annual Rate
First $750 million	0.03%
$750 million to $2 billion	0.015%
Over $2 billion	0.01%

The break points apply to the assets of each Fund separately.

License Agreements.  The “Dow Jones Industrial Average” and “The Dow 10” are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use.  “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”,
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“The Dow®” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).  The JNL/Mellon Capital Dow SM Index Fund and the JNL/Mellon Capital JNL 5 Fund (“Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices (including any of their respective affiliates) makes no representation or warranty, expressed or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.  The only relationship of S&P Dow Jones Indices (including any of their respective affiliates) to the Funds is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the “Dow Jones Industrial Average”, and “The Dow 10”, which are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson, or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES INDUSTRIAL AVERAGE”, and “THE DOW 10” OR ANY DATA INCLUDED THEREIN AND S&P DOW JONES INDICES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P DOW JONES INDICES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES INDUSTRIAL AVERAGE”, and “THE DOW 10” OR ANY DATA INCLUDED THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES INDUSTRIAL AVERAGE”, and “THE DOW 10” OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

“STANDARD & POOR’S ®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” are trademarks and/or Indices of S&P Dow Jones Indices and have been licensed for use by Jackson.  The JNL/Mellon Capital S&P® SMid 60 Fund and JNL/Mellon Capital JNL 5 Fund (“Products”) are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices.  S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson, or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

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Standard & Poor’s Financial Services LLC and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P, S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.  S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s).  The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE
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CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq® 100 Index Fund.  The JNL/Mellon Capital Nasdaq® 100 Index Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 100 Index FUND.

THE JNL/MELLON CAPITAL MSCI WORLD INDEX FUND, JNL/MELLON CAPITAL TELECOMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER DISCRETIONARY SECTOR FUND, JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, JNL/MELLON CAPITAL ENERGY SECTOR FUND OR THE JNL/MELLON CAPITAL INFORMATION TECHNOLOGY SECTOR FUND (COLLECTIVELY, “SECTOR FUNDS”) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF ANY OF THE SECTOR FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN ANY OF THE SECTOR FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO ANY OF THE SECTOR FUNDS OR THE ISSUER OR OWNERS OF ANY OF THE SECTOR FUNDS, OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF ANY OF THE SECTOR FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF ANY OF THE SECTOR FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH ANY OF THE SECTOR FUNDS IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF ANY OF THE SECTOR FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF ANY OF THE SECTOR FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF ANY OF THE SECTOR FUNDS, OWNERS OF ANY OF THE SECTOR FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES
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ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Administrative Fee.  In addition to the investment advisory fee, each Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for registration fees, licensing costs, directors and officers insurance and the fees and expenses of the independent Managers and of independent legal counsel to the independent Managers (categorized as “Other Expenses” in the fee tables).

Funds	Assets	Administrative Fee
JNL/Mellon Capital DowSM Index Fund	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Nasdaq® 100 Index Fund (formerly, JNL/Mellon Capital Nasdaq® 100 Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital S&P® SMid 60 Fund	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital JNL 5 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Consumer Discretionary Sector Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Financial Sector Fund	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Healthcare Sector Fund	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund)	$0 to $3 billion Assets over $3 billion	.15%[1] .13%[1]
1 JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class I shares of the Fund.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Managers approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Managers .

The fees paid by the Fund to the Administrator for the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014, were $19,918,649, $21,319,935, and $20,409,215 respectively.
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The fees paid by each Fund to the Administrator are outlined below:

Fund	December 31, 2016	December 31, 2015	December 31, 2014
JNL/Mellon Capital DowSM Index Fund	$748,153	$819,470	$861,355
JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund	$503,502	$774,893	$771,080
JNL/Mellon Capital Nasdaqâ 100 Index Fund (formerly, JNL/Mellon Capital Nasdaq® 100 Fund)	$1,408,703	$1,458,658	$1,117,881
JNL/Mellon Capital S&Pâ SMid 60 Fund	$713,970	$579,591	$896,943
JNL/Mellon Capital JNL 5 Fund	$4,707,283	$5,216,390	$5,188,184
JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund)	$198,586	$190,477	$212,065
JNL/Mellon Capital Consumer Discretionary Sector Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund)	$1,395,054	$1,094,439	$749,182
JNL/Mellon Capital Financial Sector Fund	$1,054,614	$950,312	$755,615
JNL/Mellon Capital Healthcare Fund	$4,113,129	$4,308,597	$2,208,695
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	$2,270,736	$1,936,209	$1,921,449
JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund)	$1,932,951	$1,672,622	$1,104,442

Custodian and Transfer Agent.  The custodian has custody of all securities and cash of the Funds maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for the Funds listed below.  JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.

JNL/Mellon Capital DowSM Index Fund
JNL/Mellon Capital Telecommunications Sector Fund
JNL/Mellon Capital Consumer Discretionary Sector Fund
JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Energy Sector Fund
JNL/Mellon Capital Information Technology Sector Fund

State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the following funds:

JNL/Mellon Capital MSCI World Index Fund
JNL/Mellon Capital Nasdaq® 100 Index Fund
JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital JNL 5 Fund

JNAM provides transfer agent and dividend-paying services to each Fund of the JNL Variable Fund. In providing these services, JNAM assists in the preparation of Fund regulatory reports and reports to the management of the JNL Variable Fund, processes purchase orders and redemption requests, furnishes confirmations and disburses redemption proceeds, acts as income disbursing agent, provides periodic statements of account to shareholders, and prepares and files tax returns, among other things. JNAM is compensated for these services through its advisory fee.

Independent Registered Public Accounting Firm.  The Managers have appointed KPMG LLP as the Fund’s independent registered public accounting firm.  KPMG LLP, 200 E. Randolph Street, Chicago, Illinois 60601, will audit
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and report on the Fund’s annual financial statements and will perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

The Distributor.  Jackson National Life Distributors LLC (“Distributor” or “JNLD”), 7601 Technology Way, Denver, Colorado 80237, is the statutory underwriter and facilitates the registration and distribution of shares of the Funds on a continuous basis.  The Distributor is not obligated to sell any specific amount of Fund shares.  JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  The Distribution Agreement was approved by the Funds’ Board on March 2-3, 2017.

Rule 12b-1 Plan.  The Board, including all of the Independent Managers, has approved a n Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to the Class A Shares of each Fund.  In adopting the Plan, the Board, including all of the Independent Managers, concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

All of the Independent Managers also unanimously approved that the Plan be submitted to shareholders holding Class A shares of each Fund of Trust. Under the Plan, each Fund’s Class A shares are charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the Fund.

The Board, including all of the Independent Managers, also approved an amended and restated distribution agreement between the Trust and JNLD (“Distribution Agreement”).  The Distribution Agreement reflects the provisions of the Plan and provides for the payment of the 12b-1 fee with respect to Class A shares of each Fund.

The Plan was approved by shareholders holding Class A shares of each Fund at a special meeting of shareholders held on June 22, 2017.

Under the Plan, with respect to each Fund ,  the 12b-1 fee is calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each month , or at such other intervals as the Board shall determine at a maximum annual rate of 0.30% of the average daily net assets attributable to the Class A interests of the Fund.  To the extent consistent with the Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing or assisting in providing distribution and related additional services.

The fee compensates JNLD and its affiliates for providing distribution and other services and paying certain distribution and other service expenses. The activities covered under the Amended Plan include, but are not limited to, the following:

•
Developing, preparing, printing, and mailing of Fund sales literature and other promotional material describing and/or relating to the Funds, including materials intended for use by Jackson National Life Insurance Company and its affiliates, or for broker-dealer only use or retail use ;

•	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares ;

•	Paying compensation to and expenses, including overhead, of employees of JNLD that engage in the distribution of variable insurance products that offer the Funds (“Insurance Contracts ”);

•
Paying compensation to broker-dealers or other financial intermediaries that engage in the distribution of Insurance Contracts, including, but not limited to, certain commissions, servicing fees and marketing fees ;

•
Providing services, related to the Funds, to Insurance Contract owners; such services will include, but not be limited to, assisting the Funds with proxy solicitations, obtaining information, answering questions, providing explanations to Insurance Contract owners regarding the Funds’ investment objectives and policies and other information about the

54

Funds, including the performance of the Funds, and developing and providing electronic capabilities or information technology platforms to assist in providing any of the foregoing services to Insurance Contract owners ;

•	Printing and mailing of Fund prospectuses, statements of additional information, supplements, and annual and semiannual reports for prospective owners of Insurance Contracts ;

•	Training sales personnel regarding sales of Insurance Contracts on matters related to the Funds ;

•	Compensating sales personnel in connection with the allocation of cash values and premiums of the Insurance Contracts to the Funds ;

•	Providing periodic reports to the Funds and regarding the Funds to third-party reporting services ;

•	Reconciling and balancing separate account investments in the Funds ;

•	Reconciling and providing notice to the Funds of net cash flow and cash requirements for net redemption orders ;

•	Confirming transactions ; and

•	Financing other activities that the Board determines are primarily intended to result, directly or indirectly, in the servicing or sale of Fund shares.

The Plan provides (1) that it is subject to annual approval of continuance by the Managers and the Independent Managers; (2) that the Distributor must provide the Board with a quarterly written report of payments made under the Plan and the purpose of the payments; and (3) that the Plan may be terminated at any time by the vote of a majority of the Independent Managers, or a majority of the outstanding voting securities of the JNL Variable Fund entitled to vote thereon.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Managers.

For the fiscal period ended on December 31, 2016, the 12b-1 fees paid by the Funds were as follows:

Fund	Period Ended December 31, 2016
JNL/Mellon Capital DowSM Index Fund	$997,531
JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund)	$671,332
JNL/Mellon Capital Nasdaq® 100 Index Fund (formerly, JNL/Mellon Capital Nasdaq® 100 Fund)	$1,877,748
JNL/Mellon Capital S&P SMid 60 Fund	$951,060
JNL/Mellon Capital JNL 5 Fund	$6,296,445
JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund)	$264,612
JNL/Mellon Capital Consumer Discretionary Sector Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund)	$1,859,482
JNL/Mellon Capital Financial Sector Fund	$1,405,369
JNL/Mellon Capital Healthcare Sector Fund	$5,482,803
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	$3,025,138
JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund)	$2,576,420

Fund Transactions and Brokerage.  Pursuant to the Sub-Advisory Agreement, the sub-adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund with broker-dealers selected in their discretion.  The sub-adviser is obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Fund, including commission costs and securities purchased or sale price (“best execution”), and the sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation.  In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to
55

do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) and/or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions.  Over-the-counter stocks, bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer.  For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities.  Such dealers usually act as principals for their own account.  Securities may also be purchased or sold from various market centers.  Securities may also be purchased from or sold by investment banks.

In selecting broker-dealers through which to effect transactions, the sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-adviser’s policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution.  Consideration of these factors by the sub-adviser, either in terms of a particular transaction or the sub-adviser’s overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreement, and subject to best execution, the sub-adviser also expressly is permitted to give consideration to the value and quality of any “brokerage and research services,” sometimes referred to as “soft dollars” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer.  In placing a purchase or sale order, the sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser’s overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser.  Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.  Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-adviser’s services to the Fund.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

During the fiscal year ended December 31, 2016, the following Fund directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which may have provided research services to the Fund’s Sub-Adviser:

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Fund	Estimated Gross Dollar Value of Purchases/Sales Directed to broker/dealers providing research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934.	Estimated Commissions on Purchases/Sales Directed to broker/dealers providing research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934.
JNL/Mellon Capital JNL 5 Fund	$10,886,850	$10,900

The estimates above are based upon custody data provided to CAPIS using the following methodology:  Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions.  USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates.  For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.

The Managers periodically review the sub-adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review commissions paid by the Funds over a period of time to determine if they are reasonable in relation to the benefit to the Funds.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Fund, the Adviser or a sub-adviser, if, in the sub-adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.

All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to the Managers on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, the sub-adviser is permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member.  All such transactions are reported to the Managers on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, the sub-adviser is permitted to cause a Fund to purchase securities in an initial public offering from or sell securities to another account, including another investment company, advised by the sub-adviser.  All such transactions are reported to the Managers on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of a Fund and the other accounts participating.  When such concurrent authorizations occur the executions will be allocated in an equitable manner.

During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
JNL/Mellon Capital DowSM Index Fund	$5,746	$58,047	$26,612
JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund)	$12,689	$219,895	71,047
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Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
JNL/Mellon Capital Nasdaqâ 100 Index Fund (formerly, JNL/Mellon Capital Nasdaq® 100 Fund)	$183,950	$68,325	92,416
JNL/Mellon Capital S&Pâ SMid 60 Fund	$238,655	$104,279	264,791
JNL/Mellon Capital JNL 5 Fund	$555,557	$446,037	686,691
JNL/Mellon Capital Telecommunications Sector Fund (formerly, JNL/Mellon Capital Communications Sector Fund)	$10,149	$9,340	15,815
JNL/Mellon Capital Consumer Discretionary Fund (formerly, JNL/Mellon Capital Consumer Brands Sector Fund)	$29,188	$57,675	13,382
JNL/Mellon Capital Financial Sector Fund	$68,958	$40,700	23,824
JNL/Mellon Capital Healthcare Fund	$52,943	$123,050	73,926
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	$107,875	$50,064	32,829
JNL/Mellon Capital Information Technology Sector Fund (formerly, JNL/Mellon Capital Technology Sector Fund)	$31,552	$42,831	35,332

Differences in the amount of brokerage commissions paid by a Fund during a Fund’s three most recent fiscal years (as disclosed in the table above) could be the result of (i) active trading strategies employed by the Sub-Adviser when responding to changes in market conditions; (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions; (iii) rebalancing portfolios to reflect the results of the Sub-Adviser’s portfolio management models; (iv) changes in commission rates in the relevant markets; or (v) a material increase in a Fund’s asset size. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in the Fund’s investment objective or strategies.

During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:

Name of Broker/Dealer	Period Ended December 31, 2016	Period Ended December 31, 2015	Period Ended December 31, 2014
The Bank of New York Mellon Corporation	$0	$0	$0
Pershing, LLC	$871	$3,591	$0

Each of the broker-dealers listed above is affiliated with the Funds through a Sub-Adviser.

The percentage of the Fund’s aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2016 is as follows:

Fund	Broker/Dealer	Percentage Of Aggregate Commissions	Aggregate Amount Of Transactions (Unrounded)
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	Pershing, LLC	0.81%	$871

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As of December 31, 2016, the following Funds owned securities of one of the Fund’s regular broker-dealers, or a publicly traded parent company of such broker-dealer:

Fund	Broker-Dealer	Value of Securities Owned (In Thousands)
JNL/Mellon Capital DowSM Index Fund	Goldman Sachs & Co.	$39,413
JNL/Mellon Capital DowSM Index Fund	J.P. Morgan	16,646
JNL/Mellon Capital Financial Sector Fund	Goldman Sachs & Co.	27,373
JNL/Mellon Capital Financial Sector Fund	Investment Technology Corporation	193
JNL/Mellon Capital Financial Sector Fund	J.P. Morgan	97,568
JNL/Mellon Capital Financial Sector Fund	KCG Securities, LLC	238
JNL/Mellon Capital Financial Sector Fund	Merrill Lynch, Pierce, Fenner, & Smith	70,606
JNL/Mellon Capital Financial Sector Fund	Morgan Stanley & Co., Inc.	18,986
JNL/Mellon Capital MSCI World Index Fund (formerly, JNL/Mellon Capital Global 30 Fund)	HSBC Securities, Inc.	11,005

Code of Ethics.  To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the JNL Variable Fund, the Adviser, JNLD, and Mellon Capital have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended.  These Codes of Ethics contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds.  The JNL Variable Fund’s and the Adviser’s Codes of Ethics comply, in all material respects, with the recommendations of the Investment Company Institute.  Subject to the requirements of the Codes of Ethics, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Funds.

Proxy Voting for Securities Held by the Funds.  The Board has adopted the proxy voting policy and procedures (“Policy”) of the Funds' Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers, except Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), which does not have a proxy voting policy, nor does SPIAS vote proxies.  The Trust has adopted each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”).

The Policy is designed to promote accountability of the company’s management to its shareholders and to align the interests of management with those shareholders.  The Sub-Advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders.  The Sub-Advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.  For example, JNAM shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.  In addition, the Sub-Advisers will monitor situations that may result in a conflict of interest in accordance with their Procedures.  A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2017 are available (1) without charge, upon request by calling 1-800- 644-4565 ( Jackson Service Center ) or 1-800-599-5651 ( Jackson NY Service Center), (2) by writing JNL Variable Fund LLC, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the Securities and Exchange Commission’s website at www.sec.gov.
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DISCLOSURE OF PORTFOLIO INFORMATION

Policies and Procedures

I.	Introduction

JNAM is the investment adviser to the Funds and certain affiliated and non-affiliated sub-advisers conduct the day-to-day management of the Funds.  Pursuant to the sub-advisers’ respective “Sub-Advisory Agreements” with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds.  The Adviser, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the sub-advisers and the Funds.  In providing this oversight function, JNAM regularly reports to the Funds’ Board related to sub-adviser management, trading, and compliance functions.  The Adviser does not make individual investment decisions on behalf of the Funds.  The Adviser does not have a portfolio management department and does not operate a trading desk.  The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

Certain of the Funds underlie variable products sponsored by Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain “Qualified Retirement Plans.”

II.	Statement of Policy.

JNAM and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings.  In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (Contract holders).  The procedures are designed to control the disclosure of Fund portfolio information.  The Funds and JNAM may share portfolio information with their affiliates as necessary to provide services to Funds.  These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM, the Distributor, and other service providers to the Funds in the administration and management of the Funds.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the federal securities laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information.  In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.	Policy Requirements. In order to implement this policy, the procedures generally provide that:

(i)          Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)          Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds’ President;

(iii)          As set forth herein, portfolio holdings information for certain of the Funds1 (including, but not limited to, the “Fund of Funds” “Target Funds,” and “Index Funds”) that is more current than that in

1  The Fund of Funds, Target Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital International Index Fund) generally include those Funds sub-advised by Standard & Poor’s
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reports or other filings filed electronically with the SEC, may be disclosed on the Jackson website and in certain printed materials provided the information is posted on the Funds’ website one (1) day prior to the use of any printed materials; and

(iv)          Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

B.          Public Disclosures.  Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC.  Except as set forth herein, such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III.	Disclosures

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

A.          Portfolio Overviews.

(i)          Actively Managed Funds.  The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares.  The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.  The Distributor may disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jackson.com or in other marketing or printed materials.

(ii)        Index Funds and Target Funds.  For the Index Funds and Target Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, thirty (30) days after any of the following:

(A)	The relevant reporting periods;

(B)       The “Stock Selection Date”; or

(C)       The effective date of new money allocations and/or rebalances.

Provided that such disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com, or in other marketing or printed materials.

(iii)       Fund of Funds.  For the Fund of Funds (generally, those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or advised by Jackson National Asset Management, LLC), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations one (1) day after any of the following:

(A)	The relevant reporting periods; or

Investment Advisory Services LLC and/or Mellon Capital Management Corporation.  The Fund of Funds, Target Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.
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(B)       The effective date of new money allocations and/or rebalances.

Provided that such disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com, or in other marketing or printed materials.

B.        Service Providers.  The Funds may disclose their portfolio holdings to mutual fund databases and rating services (including, but not limited to, service providers such as Lipper and Morningstar):

(i)         On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)        At such time as those service providers may request; and/or

(iii)       As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.  Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C.        Other Disclosures.  The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers and service providers, the Adviser’s consultants, the distributor, senior management and personnel at Jackson, the custodian, personnel at JNAM providing transfer agent services, broker-dealers, and counterparties, pricing vendors, and the Funds’ Board.  In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), distributor, auditor, legal counsel to the funds, the trustees or managers, and/or the Funds’ other service providers.  Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes.  Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures.  The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D.        Exceptions.  From time-to-time, the Funds may need to disclose portfolio holdings and other information.  The Funds’ President shall examine appropriateness of any such disclosure(s).  Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring.  Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.  Such authorization shall be disclosed to the Funds’ Board.

E.        Regulatory and Legal Disclosures.  The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F.        Monitoring Portfolio Holdings Disclosure and Trading.  JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics.  The sub-advisers and Distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities
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of their respective personnel.

IV.	Reporting, Recordkeeping, and Exceptions.

Any exceptions to these policies and procedures authorized by the Funds’ President shall be reported to the Funds’ Board.  The Funds’ Board shall also receive annual reports concerning the operation of these policies and procedures.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.  All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Funds at their net asset value.  Interests are purchased using premiums received on policies issued by Jackson.  The Separate Account is funded by interests of the Funds.

All investments in the Funds are credited to the interest holder’s account in the form of full and fractional interests of the designated Funds (rounded to the nearest 1/1000 of an interest).  The JNL Variable Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value (“NAV”) of each Fund’s interests is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday).  The NAV of a Fund’s interests is not determined on the days the NYSE is closed, which days generally are New Year’s Day, Martin Luther King Jr. holiday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The NAV of a Fund’s share may also not be determined on days designated by the Board or on days designated by the SEC.

The per interest NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding.  In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Securities that are traded on the over-the-counter market are valued at their closing bid prices.  The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation.  A Fund will determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers.  Short-term securities maturing within 60 days are valued on the amortized cost basis.

The Managers have adopted procedures pursuant to which the Adviser may determine, subject to ratification by the Managers, the “fair value” of securities for which a current market price is not available.

Certain of the Funds invest in securities that are traded in the European and Far Eastern securities markets.  Due to differences in local time, trading in securities on the European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day.  In addition, trading on the European and Far Eastern securities generally, or in a particular country or countries may not take place on all Business Days due to differing national holidays or for other reasons.  Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days, which are not Business Days and on which a Fund’s net asset value is not calculated.

A Fund calculates net asset value per share, and effects sales, redemptions and repurchases of its shares at that net asset value per share, as of the close of the NYSE once on each Business Day.  Because the calculation of a Fund’s net asset value does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the Funds’ procedures for pricing portfolio securities authorize the Adviser, subject to ratification by the Managers, to determine the fair value of such securities for purposes of calculating a Fund’s net asset value.  This will occur if the Adviser determines that a “significant event” has occurred subsequent to the close of
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trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of a Fund’s net asset value calculation.  A significant event is one that can be expected materially to affect the value of such securities.  Certain specified percentage movements in U.S. equity market indices are deemed under the Funds’ pricing procedures to be a significant event.  Accordingly, on any day on which such specified percentage movements in U.S. equity market indices occur, the Adviser will adjust the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the fair value of such securities for purposes of determining a Fund’s net asset value.

The Fund may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of interest holders.

The Funds typically expects that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.
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DESCRIPTION OF INTERESTS; VOTING RIGHTS; INTEREST HOLDER INQUIRIES

Description of Interests.  The JNL Variable Fund may issue an unlimited number of full and fractional shares of each Fund and divide or combine the shares of the Fund into a greater or lesser number without thereby changing the proportionate beneficial interest of the shares of the Fund.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The JNL Variable Fund reserves the right to create and issue any number of series of shares.  In that case, the shares of each series would participate equally in the earnings, dividends, and assets of the particular Fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.  Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared by its corresponding Fund, and in the net assets of the Fund remaining upon liquidations or dissolution after outstanding liabilities are satisfied.  The shares of each Fund, when issued, are fully paid and non-assessable.  They have no preemptive, conversion, cumulative dividend or similar rights.  They are freely transferable.  Shares of a Fund do not have cumulative rights.  This means that owners of more than half of the JNL Variable Fund’s shares voting for election of Managers can elect all the Managers if they so choose.  Then, the remaining share owners would not be able to elect any Managers.

Voting Rights.  Shareholders are entitled to one vote for each interest held.  Shareholders may vote on the election of Managers and on other matters submitted to meetings of shareholders.  In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the shareholders of the particular Fund affected by the proposal.  When a majority is required under the 1940 Act, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

Because the shares of the Funds of JNL Variable Fund have been sold only to a separate account of Jackson and Jackson NY to fund certain variable contracts (the “Contracts”) issued by Jackson and Jackson NY through its separate account and to other regulated investment companies, Jackson and the regulated investment companies are the owner of record of all of the shares of the Funds.  As may be required by applicable law and interpretations of the staff of the SEC, Jackson will solicit voting instructions from owners of Contracts regarding matters submitted to shareholder vote, and will vote the shares held by its Separate Account in accordance with the voting instructions received from Contract owners to whose Contracts such shares are attributable.  This is sometimes referred to as “pass through” voting.  Further, those shares held in the Separate Account for which no voting instructions are received from Contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from Contract owners.  This is sometimes referred to as “echo” voting.  The Amended and Restated Operating Agreement of the Fund provides that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a meeting of shareholders.  As a result of proportional voting the vote of a small number of Contract owners could determine the outcome of a proposal subject to shareholder vote.

Interest Holder Inquiries.  All inquiries regarding the JNL Variable Fund should be directed to the JNL Variable Fund at the telephone number or address shown on the cover page of the Prospectus.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury Regulations, and other applicable authority, as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in a Fund and it does not address any state, local or foreign tax matters.  The following discussion is generally based on the assumption that the shares of each Fund will be respected as owned by insurance companies through their separate accounts, qualified pension and retirement plans (“Qualified Plans”), and other eligible persons or plans permitted to hold shares of a Fund pursuant to the applicable Treasury Regulations without impairing the ability of the insurance company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”).

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General

The JNL Variable Fund is a limited liability company formed under the Delaware Limited Liability Company Act (“Act”).  JNL Variable Fund consists of Funds that are either treated for U.S. federal income tax purposes as regulated investment companies (“Regulated Investment Company Funds”) or a partnership (“Partnership Fund”).

Each Fund automatically reinvests all income dividends and capital gain distributions, if any, in additional shares of the distributing Fund, unless otherwise requested by a shareholder. The reinvestment is made at the NAV determined on the ex-dividend date, which is generally the first business day following the record date.

Regulated Investment Company Funds

Qualification as a Regulated Investment Company

Each Regulated Investment Company Fund (for purposes of this section, a “Fund”) has elected and intends to qualify and be eligible for treatment each year as a “regulated investment company” under Subchapter M of the Code. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, gains, losses, expenses and distributions of each Fund are considered separately for purposes of determining whether or not a Fund qualifies and is eligible for treatment as a regulated investment company.

To qualify as a regulated investment company, a Fund must meet certain requirements with respect to the nature and sources of its income (the “qualifying income requirement”) and certain requirements regarding the nature and diversification of its investment assets (the “asset diversification requirement”). In order to meet the qualifying income requirement, each Fund must derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), or other income attributable to its business of investing in such stock, securities or foreign currencies and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this qualifying income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above ) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes if they meet the passive income requirement under Code Section 7704(c)(2). Certain of a Fund’s investments in ETFs and master limited partnerships (“MLPs”), if any, may qualify as interests in qualified publicly traded partnerships.

In order to meet the asset diversification requirement, a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of, including through corporations in which the Fund owns a 20% or more voting stock interest, the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Each Fund must also distribute annually at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net exempt-interest income, if any, in order to maintain its eligibility for treatment as a regulated investment company.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess
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of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.  Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund were to fail to comply with the qualifying income, asset diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets.  If a Fund were ineligible to cure such failure, or otherwise failed to qualify and be eligible for treatment as a regulated investment company for any taxable year, (1) it would be taxed in the same manner as an ordinary corporation that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the “look-through rules” (as discussed below) and the variable annuity and variable life insurance contracts supported by that account would no longer be eligible for tax deferral.  In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  In order to avoid this excise tax, a Fund must distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

Each Fund intends to meet these requirements in order to qualify and be eligible for treatment as a regulated investment company and avoid paying any income or excise tax on its taxable income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income or excise taxation.

Capital Loss Carryforwards

For U.S. federal income tax purposes, potentially subject to certain limitations, a Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset net capital gains, if any, realized during subsequent taxable years. Net capital losses incurred in taxable years beginning on or after December 23, 2010 (“post-2010 losses”) can be carried forward without expiration and any such carryover losses will retain their character as short-term or long-term.  Capital losses realized in taxable years beginning prior to December 23, 2010 (“pre-2011 losses”), however, can be carried forward for eight taxable years following the year of realization. Any such losses will be treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains.  A Fund must use post-2010 losses before it uses pre-2011 losses, which increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryover period. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a Fund, regardless of whether such net capital gains are distributed to shareholders.

As of December 31, 2016, the following Funds had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains.  Details of the capital loss carryforwards are listed in the table below.

	Pre-2011 Loss		Post-2010 Loss
	Year(s) Of Expiration	Amount	Short Term	Long Term	Total
JNL/Mellon Capital JNL 5 Fund	2017	$505,117	$153,707	$16,558	$675,382
JNL/Mellon Capital Energy Sector Fund (formerly, JNL/Mellon Capital Oil & Gas Sector Fund)	—	—	5,798	31,260	37,058

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Partnership Fund

Fund Status

Effective April 24, 2017, the Board approved the JNL/Mellon Capital DowSM Index Fund to change its federal income tax status from a disregarded entity to a partnership.

For U.S. federal income tax purposes, the Partnership Fund (for purposes of this section, the “Fund”) expects to be treated as a partnership and not as an association taxable as a corporation, and does not expect to be a “publicly traded partnership” as defined in Section 7704 of the Code. The Fund considers itself to be a separate entity for U.S. federal income tax purposes. Thus, the Fund and its partners should not be required to take into account the assets, operations, or partners of other series of the JNL Variable Fund for U.S. federal income tax purposes (e.g., for purposes of determining possible characterization as a publicly traded partnership). If the Fund were determined to be a publicly traded partnership taxable as a corporation, (i) it generally would be subject to tax at the Fund level on its earnings and profits at regular corporate income tax rates, and (ii) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

As a partnership, the Fund is generally not itself subject to U.S. federal income tax. Instead, each partner will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such partner has received or will receive corresponding distributions from the Fund. Allocations of these tax items, for U.S. federal income tax purposes, generally will be made in accordance with the economics of the Fund. Such items when allocated to a partner will generally retain their character as qualifying for particular tax treatment (e.g., eligibility for dividends-received deduction) when received by a taxable partner such as an insurance company; this “pass-through” of tax characteristics will generally not affect holders of Contracts funded by the Fund or participants in Qualified Plans investing in the Fund.

Taxation of Fund Investments

A Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market, or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives or commodity-linked transactions.

Amounts realized by a Fund from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Any investment by a Partnership Fund in foreign securities may subject the Partnership Fund and/or its partners (whether or not the partners receive any distributions with respect to such investments), directly or indirectly, to taxation, including withholding or other taxes on dividends, interest, or capital gains, and/or tax filing obligations in foreign jurisdictions. A Partnership Fund and/or its partners may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or
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capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Regulated Investment Company Fund acquires any equity interest in a PFIC, the Regulated Investment Company Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Regulated Investment Company Fund is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

The Partnership Fund may also invest in PFICs, which are subject to special tax rules. Partners in the Partnership Fund that invests in a controlled foreign corporation, or a PFIC may be subject to special reporting and filing requirements in respect of their indirect investment in such instruments. Partners should consult their tax advisors in this regard.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury Regulations are expected to provide, that excess inclusion income of a Fund, will be allocated with the same consequences as if the investment was held directly.

In general, excess inclusion income allocated to shareholders of a Fund (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder or partner, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of an insurance company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Contracts.

In addition, to the extent that a shareholder or partner has borrowed to finance shares of a Fund or a Fund holds property that constitutes debt-financed property (e.g., securities purchased on margin), income attributable to such property allocated to a shareholder or partner that is an exempt organization may constitute UBTI. Certain of the Partnership Fund’s other investments or activities may also generate UBTI.  Furthermore, the IRS may take the position that certain of the Partnership Fund’s investments in derivative instruments should be reclassified in a manner that gives rise to UBTI. In addition, reverse repurchase agreements may, under certain conditions, be characterized as secured loans, the proceeds of which could be used to acquire assets that would, therefore, give rise to debt-financed income. If the Partnership Fund generates UBTI, a tax-exempt partner in the Partnership Fund generally would be required to file a tax return and could incur tax liability on such partner’s allocable share of that UBTI. The Partnership Fund currently does not expect to leverage its investments.

Qualified Plans and other tax-exempt partners should consult their own tax advisors concerning the possible effects of UBTI on their own tax situation as well as the general tax implications of an investment in the Partnership Fund.

Special Considerations for Separate Accounts of Insurance Companies (all Funds)

The shares of each Fund are owned by one or more separate accounts of Jackson and Jackson NY that hold such shares in connection with variable annuity and variable life insurance contracts, and by various funds of JNL Series Trust and
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Jackson Variable Series Trust, which are partnerships . Under Section 817(h) of the Code, if the investments of a segregated asset account, such as the separate accounts of Jackson and Jackson NY, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the account generally will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.

Generally, a segregated asset account will be deemed adequately diversified if as of the close of each calendar quarter (or within 30 days thereafter), (i) no more than 55% of the value of its total assets is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments.  Section 817(h)(2) and the Treasury Regulations thereunder provide as a safe harbor that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification requirements if, as of the close of each calendar quarter (or within 30 days thereafter), the assets in the account meet the asset diversification requirement for a regulated investment company described in Section 851(b)(3) and no more than 55% of the total assets of the account consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.  In general, all securities of the same issuer are treated as a single investment for these purposes, and each U. S. government agency or instrumentality is treated as a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. Under this look-through rule, if a Fund limits its shareholders to (i) life insurance companies whose separate accounts invest in the Fund for purposes of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders, each insurance company separate account investing in the Fund will be treated as owning (as a separate investment) its proportionate share of each asset of the Fund for purposes of meeting its own diversification requirements under Code Section 817(h), provided that the Fund qualifies as a regulated investment company or a partnership that is not a “publicly traded partnership.”

Each Fund is managed with the intention of complying with the diversification requirements imposed by Section 817(h) of the Code and with the intention of satisfying the look-through rule.  It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

Failure by a Fund to satisfy the Code Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to satisfy the look-through rule, could cause the Contracts to lose their favorable tax status and require a Contract holder to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Code Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Fund’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

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The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract holder has an impermissible level of investor control over a separate account. Contract holders should consult the insurance companies issuing their Contracts and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Fund as described above, including retroactively. In addition, there can be no assurance that a Fund will be able to continue to operate as currently described, or that a Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including an insurance company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as insurance companies that own shares in a Regulated Investment Company Fund through their separate accounts, are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these Regulations in light of their individual circumstances.

The Partnership Fund may engage in transactions or make investments that would subject the Partnership Fund, its partners, and/or its “material advisors,” as defined in Treas. Reg. Sec. 301.6112-1(c)(1), to special rules requiring such transactions or investments by the Partnership Fund or investments in the Partnership Fund to be reported and/or otherwise disclosed to the IRS, including to the IRS’s Office of Tax Shelter Analysis (the “Tax Shelter Rules”). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although the Partnership Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that the Partnership Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a partner may have disclosure obligations with respect to its shares in the Partnership Fund if the partner (or the Partnership Fund in certain cases) participates in a reportable transaction.

Contract Owners

The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract holders investing in a Fund through an insurance company separate account or persons investing in a Fund through Other Eligible Investors are urged to consult with their insurance company or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund.  Additional information relating to the tax treatment of the variable annuity and life insurance policies for which the Funds serve as underlying funding alternatives is contained in the prospectuses for those policies.
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FINANCIAL STATEMENTS

The audited financial statements and financial highlights, including notes thereto, and the report of the Funds’ Independent Registered Public Accounting Firm, KPMG LLP, as of and for each of the periods presented through December 31, 2016, included in the JNL Variable Fund’s Annual Report to Shareholders, and the Funds’ unaudited financial statements and financial highlights, including notes thereto, as of and for each of the periods presented through June 30, 2017, included in the JNL Variable Fund’s Semi-Annual Report to shareholders are incorporated by reference (which means they legally are a part) of this SAI. The Semi-Annual Report and Annual Report are available at no charge upon written or telephone request to the JNL Variable Fund at the address and telephone number set forth on the front page of this SAI.
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Jackson National Asset Management, LLC

Proxy Voting Policies and Recordkeeping Procedures

I.	Introduction

The Funds1 are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX.  The period covered by the Funds’ Form N-PX filing with the SEC is July 1st through June 30th of the following year.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients.  JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub-advisers (“Sub-Advisers”) conduct the day-to-day investment management of the Funds.  Pursuant to the Sub-Advisers’ respective “Sub-Advisory Agreements” with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the Sub-Advisers and the Funds.  JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II.	Delegation to the Sub-Advisers

The Funds have delegated proxy voting responsibilities to JNAM, as the investment adviser to the Funds, and JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds’ Sub-Advisers, or other third-party vendors, consistent with the policies set forth below.  The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds.  JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds.  Therefore, except as provided herein, and as delegated to JNAM by the Funds’ Board, it is JNAM’s policy to delegate its proxy voting responsibility, primarily to the Sub-Advisers of each Fund.  JNAM intends to maintain substantial oversight to ensure that each Fund’s Sub-Adviser has written policies that meet certain minimum standards, as follows:

A.	The policies are expected to be reasonably designed to protect the best interests of the Fund.

1  The Curian Series Trust is advised by Curian Capital, LLC.  For proxy voting purposes and for the Proxy Voting Policies and Procedures, JNAM will not vote proxies on behalf of the Curian Series Trust.
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B.	JNAM expects that a Sub-Adviser’s proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser’s, through separate written means) should address at least the following issues:

●	The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;
●	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and
●	Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund.  If the matter involves an issue that is specifically addressed in the Sub-Adviser’s proxy voting policies, the proxy shall be cast in accordance with those policies.

C.	To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

D.	Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

●	Name of the issuer of the portfolio security;
●	Exchange ticker symbol of the portfolio security;
●	The CUSIP number of the portfolio security;
●	The shareholder meeting date;
●	A brief identification of the matter voted on;
●	Whether the matter was proposed by the issuer or by a security holder;
●	Whether the registrant cast its vote on the matter;
●	How the registrant cast its vote; and
●	Whether the Sub-Adviser cast its vote for or against management.

E.	JNAM shall periodically report to the Funds’ Board, on the Funds’ proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers’ proxy voting policy, and any recommended changes in the Funds’ proxy voting policies, and/or any recommended changes in the third party service providers. JNAM may also provide the Funds’ Board with information related to any third-party vendors used to facilitate proxy voting.

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III.	Reservation of JNAM’s Authority and Conflicts of Interest

A.	JNAM shall periodically review the proxy voting policies of each Sub-Adviser. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises.  In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting.  In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

●	Voting a proxy for securities held in a passively managed index fund;
●	Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and
●	Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Sub-Advisers may abstain from voting proxies in other circumstances where it determined that such a vote may not be in the best interests of the Fund(s) and its shareholders, or there is a material conflict of interest.

B.	Where a Sub-Adviser is prohibited from voting a proxy due to regulatory or other limitations, JNAM may, in limited circumstances, vote that proxy on behalf of the Fund and its Sub-adviser.

C.	For a Fund that is operated as a “Fund of Funds” pursuant to Section 12(d)(1)(G) of the 1940 Act (i.e., the Fund invests solely in shares of other Funds (each, an “Underlying Fund”)), JNAM shall vote the Fund of Funds’ proxies on the shares of the Underlying Fund in the same proportion as the vote of all the other holders of that Underlying Fund’s shares.

IV.	JNAM Proxy Voting Guidelines

A.	Special Review

From time to time JNAM may vote proxies of a Fund where a sub-adviser is precluded from voting such proxy.  JNAM analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of the Funds.  JNAM’s fiduciary obligation to the Funds extends to proxy voting.  JNAM has contracted with Institutional Shareholder Services Inc. (“ISS”) to vote proxies on behalf of the Funds according to guidelines established with ISS.  When voting proxies, JNAM considers those factors that would affect the value of the Funds’ investments.  JNAM believes the best
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interests of clients are served by voting proxies in a way that maximizes long-term shareholder value.  The guidelines that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the Funds.  JNAM may also seek additional input from ISS and JNAM’s Investment Management Department.

B.	Procedures and Conflicts of Interest

When a sub-adviser notifies JNAM that the sub-adviser cannot vote a proxy due to regulatory requirements, JNAM shall coordinate such vote with ISS.  JNAM may abstain from voting proxies in other circumstances where it determined that such a vote may not be in the best interests of the Fund(s) and its shareholders, or there is a material conflict of interest.

C.	Proxy Review Process

JNAM will periodically review voting reports from ISS to ascertain, where possible, that votes were cast in accordance with  the proxy voting guidelines established by JNAM with ISS.

V.	Foreign Regulatory Reporting and Other Conflicts of Interest

For purposes of United Kingdom Financial Services Authority reporting, other foreign jurisdictional reporting, and for other conflicts of interests within the larger Prudential plc group framework to which JNAM is subject, it is noted that:

●	Prudential plc does not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds’ (“Voting Rights”);
●	Jackson and its U.S. affiliates and subsidiaries do not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds;
●	JNAM and/or the Sub-Advisers are free in all situations to exercise the Voting Rights independently of Prudential plc; and
●	JNAM and/or the sub-advisers disregard and will disregard the interests of Prudential plc or any other Prudential group company whenever conflicts of interest arise in the exercise of the Voting Rights.

VI.	Recordkeeping

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year.  JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds.  In addition, JNAM will post this data on a public website, the address of which will be disclosed
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for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

VII.	Reporting

There is not a formal Board reporting requirement, however, where there is a conflict of interest, JNAM may report such incident and resolution to the Funds’ Board

Effective June 5, 2015
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Schedule A

JNAM Clients

JNL Series Trust
JNL Investors Series Trust
JNL Variable Fund LLC
JNL Strategic Income Fund LLC
Jackson Variable Series Trust

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Proxy Voting

POLICY:
As investment advisor, Mellon Capital is typically entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients.   We take this responsibility very seriously.   Proxy voting is an integral part of the management of the investment in those shares.     In voting proxies, Mellon Capital takes into account long-term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

To assist us in that process, Mellon Capital retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Mellon Capital retains Glass Lewis for research only.

A client may decide to adopt Mellon Capital’s proxy voting policy, may expressly reserve the right to vote all proxies, or (on rare occasion) may propose its own policy. If entrusted with the voting of proxies, then Mellon Capital votes and monitors the proxies on behalf of the client and seeks to ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital has adopted the proxy voting policy of The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (“PVGC”).  Under this policy (attached as Exhibit A), the PVGC permits member firms (such as Mellon Capital) to consider specific interests and issues and cast votes differently from the collective vote of the PVGC where the member firm determines that a different vote is in the best interests of the affected account(s).

PROCEDURES FOR
ACCOUNT SET-UP &
MONITORING OF ISS:
Mellon Capital’s Portfolio Administration and Operations Team has implemented procedures designed to ensure that: (1) the client’s custodian is instructed to send their client’s proxy ballots to ISS for voting; and (2) ISS is notified that they should begin receiving proxy ballots.  In addition, the Portfolio Administration and Operations team monitors ISS’ activities on behalf of Mellon Capital.  On a monthly basis, ISS issues a certification

MCM Policy: Proxy Voting Internal Use Only, can be changed at any time, with or without notice	Last updated 6/14/2017

letter that states that all proxies available to vote were voted and that there were no exceptions (except as listed in the letter).

VOTING DISCLOSURE:
Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital’s Proxy Voting Policy and a full copy of the policy is available upon request.  Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

VOTING BNY MELLON
STOCK:
It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument.  In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

MCM Policy: Proxy Voting Internal Use Only, can be changed at any time, with or without notice	Last updated 6/14/2017

II-G-051: BNY Mellon Proxy Voting and Governance Committee – Voting Policy

Exhibit A

BNY Mellon Proxy Voting and Governance Committee – Voting Policy

Policy Number: II-G-051
Applicable to: BNY Mellon businesses that have elected to join the BNY Mellon
Proxy Voting and Governance Committee
Posting Date: March 31, 2017

A. Introduction/Purpose

BNY Mellon investment entities that have proxy voting authority over assets held in client accounts must exercise that authority in accordance with sound fiduciary principles as well as the applicable laws, rules, regulations and governing instruments of client accounts as set forth in this policy.

B. Applicability and Scope

This policy applies to those investment advisory, banking and trust company subsidiaries and business units (each, a “Member Firm”) of The Bank of New York Mellon Corporation (“BNY Mellon”) that have elected to join the BNY Mellon Proxy Voting and Governance Committee (“PVGC” or the “Committee”). These Member Firms are listed in the Appendix.

This policy also applies to the registered investment companies (“Mutual Funds”), bank collective investment trusts and common trust funds (together, the “Collective Investment Funds”) and other pooled investment vehicles over which a Member Firm has proxy voting authority. Mutual Funds, Collective Investment Funds and other pooled investment vehicles are collectively referred to as “Funds.”

C. Policy Statements

The Fiduciary Risk Management Committee (the “FRMC”) has delegated to PVGC on behalf of the Member Firms the responsibility to make proxy voting decisions for securities held in accounts over which the Member Firms have proxy voting authority. To fulfill that responsibility, PVGC has established the voting policies and processes outlined in the following section.

D. Voting Policies and Processes

1. Fiduciary Duty

PVGC recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. PVGC further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, PVGC will seek to act solely in the best financial and economic interests of its clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies in international markets, a Member Firm weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

March 31, 2017

II-G-051: BNY Mellon Proxy Voting and Governance Committee – Voting Policy

2. Long-Term Perspective

PVGC recognizes that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3. Limited Role of Shareholders

PVGC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. PVGC will carefully review proposals that would limit shareholder control or could affect shareholder values.

4. Anti-takeover Proposals

PVGC generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. PVGC will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5. “Social” Issues

On questions of social responsibility where economic performance does not appear to be an issue, PVGC will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. PVGC will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients who require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth below in Section D.6.

6. Proxy Voting Process

Every voting proposal is reviewed, categorized and analyzed in accordance with PVGC’s written guidelines in effect from time to time. PVGC guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Committee’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to PVGC if the applicable guidelines so require. Proposals for which a guideline has not yet been established will be referred to PVGC for discussion and vote. Additionally, PVGC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. PVGC will also consider specific interests and issues raised to the committee by a Member Firm, which interests and issues may require that a vote for an account managed by a Member Firm be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

March 31, 2017

II-G-051: BNY Mellon Proxy Voting and Governance Committee – Voting Policy

7. Material Conflicts of Interest

PVGC recognizes its duty to vote proxies in the best interests of its clients. The Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendors, and without consideration of any client relationship factors. Further, the PVGC engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and securities of a Mutual Fund, and may engage an independent fiduciary to vote proxies of other issuers in at the Committee’s discretion.

8. Securities Lending

PVGC seeks to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct a Member Firm to recall shares.

9. Recordkeeping

PVGC will keep, or cause its agents to keep, the records for each voting proposal required by law.

10. Disclosure

PVGC will furnish a copy of this policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, PVGC will furnish a copy of this policy, any related procedures, and its voting guidelines to clients who have delegated proxy voting authority to a Member Firm upon request. The Mutual Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. PVGC recognizes that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (“ERISA”) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed after the shareholder meeting has been concluded (1) to those who have an interest in the account for which shares are voted and who have delegated proxy voting authority to a Member Firm or (2) to those who hold units of a Collective Investment Fund for which disclosure is made in accordance with the Commingled Funds Disclosure of Information Policy or, (3) for a Mutual Fund, as required by law. PVGC discloses publicly (on the BNY Mellon website) summaries of the Committee’s view on certain subject matters, and these summaries may provide insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals. The Committee does not provide a rationale for its vote decisions to non-committee members except to the governing board of the Mutual Funds upon request.

11. Charter

PVGC maintains a Charter which lists the committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

March 31, 2017

II-G-051: BNY Mellon Proxy Voting and Governance Committee – Voting Policy

Appendix: Member Firms

•	Alcentra NY, LLC

•	The Bank of New York Mellon

•	The Bank of New York Mellon Trust Company N.A.

•	BNY Mellon Investment Management Singapore Pte. Limited

•	BNY Mellon, National Association

•	BNY Mellon Trust of Delaware

•	The Boston Company Asset Management, LLC

•	The Dreyfus Corporation

•	Lockwood Advisors, Inc.

•	MBSC Securities Corporation

•	Mellon Capital Management Corporation

•	Standish Mellon Asset Management Company LLC

March 31, 2017

JNL VARIABLE FUND LLC

PART C
OTHER INFORMATION

Note: Items 28-35 have been answered with respect to all investment portfolios (Funds) of the Registrant.

Item 28. Exhibits

(a)			Certificate of Formation of Registrant, dated October 15, 1998.[1]

(b)			Operating Agreement of Registrant, as amended, on December 3, 2014.[11]

(c)			Not Applicable

Jackson National Asset Management, LLC ("JNAM")

(d)	(1)	(i)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[7]

		(ii)	Amendment, effective April 29, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[7]

		(iii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[8]

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[8]

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[1][0]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[1][0]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[11]

		(viii)	Amendment, effective July 1, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[12]

		(ix)	Amendment, effective September 28, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[12]

		(x)	Amendment, effective April 25, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[13]

		(xi)	Amendment, effective April 24, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.[14]

		(xii)	Amendment, effective September 25, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012, attached hereto.

Mellon Capital Management Corporation ("Mellon Capital")

	(2)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[7]

		(ii)	Amendment, effective February 20, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[7]

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[7]

		(iv)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[8]

		(v)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[8]

		(vi)	Amendment, effective December 17, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[9]

		(vii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[1][0]

		(viii)	Amendment, effective September 15, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[1][0]

		(ix)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[11]

		(x)	Amendment, effective July 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[12]

		(xi)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[12]

		(xii)	Amendment, effective April 25, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[13]

		(xiii)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[14]

		(xiv)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[14]

		(xv)	Amendment, effective April 24, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[14]

		(xvi)	Amendment, effective July 1, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012, attached hereto.

		(xvii)	Amendment, effective September 25, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012, attached hereto.

(e)	(1)	(i)	Second Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC ("JNLD"), effective July 1, 2017, attached hereto.

		(ii)	Amendment, effective September 25, 2017, to Second Amended and Restated Distribution Agreement between Registrant and JNLD, effective July 1, 2017, attached hereto.

(f)			Not Applicable.

(g)	(1)	(i)	Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. ("JPMorgan Chase"), dated August 12, 2009.[2]

		(ii)	International Proxy Voting Addendum dated August 12, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[2]

		(iii)	Mutual Fund Rider dated August 12, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[2]

		(iv)	Amendment, dated September 28, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[2]

		(v)	Amendment, dated May 1, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(vi)	Amendment, dated October 11, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[4]

		(vii)	Amendment, effective April 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[5]

		(viii)	Amendment, effective August 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(ix)	Amendment, effective October 1, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(x)	Amendment, effective December 12, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(xi)	Amendment, dated April 30, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(xii)	Amendment, effective August 29, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[7]

		(xiii)	Amendment, effective April 29, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[7]

		(xiv)	Amendment, effective September 16, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[8]

		(xv)	Amendment, effective April 28, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[9]

		(xvi)	Amendment, effective September 2, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[1][0]

		(xvii)	Amendment, effective September 15, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[1][0]

		(xviii)	Amendment, effective April 27, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[11]

		(xix)	Amendment, effective June 19, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xx)	Amendment, effective July 1, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xxi)	Amendment, effective September 28, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xxii)	Amendment, effective April 25, 2016, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[13]

		(xxiii)	Amendment, effective April 24, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

		(xxiv)	Amendment, effective September 25, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009, attached hereto.

	(2)	(i)	Custody Agreement between State Street Bank and Trust Company ("State Street") and JNL Series Trust, dated December 30, 2010.[12]

		(ii)	Amendment, effective September 2, 2014, to the Custody Agreement between State Street and JNL Series Trust, dated December 30, 2010.[12]

(iii)
Amendment, dated April 27, 2015, to Custody Agreement between State Street and JNL Series Trust, dated December 30, 2010, to add Registrant; other additional registered investment companies ("RICs"); and JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd. and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. (collectively, "Cayman Entities") as parties.[12]

		(iv)	Amendment, dated September 28, 2015, to Custody Agreement between State Street, JNL Series Trust, Registrant, RICs and Cayman Entities, dated December 30, 2010.[12]

		(v)	Amendment, dated April 25, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[13]

		(vi)	Amendment, dated September 19, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[14]

		(vii)	Amendment, dated April 24, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[14]

		(viii)	Amendment, dated September 25, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010, attached hereto.

(h)	(1)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[6]

		(ii)	Amendment, effective April 29, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[7]

		(iii)	Amendment, effective May 30, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[8]

		(iv)	Amendment, effective September 5, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[8]

		(v)	Amendment, effective September 16, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[8]

		(vi)	Amendment, effective June 4, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[1][0]

		(vii)	Amendment, effective September 15, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[1][0]

		(viii)	Amendment, effective April 27, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[11]

		(ix)	Amendment, effective September 28, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(x)	Amendment, effective October 1, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(xi)	Amendment, effective April 25, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[13]

		(xii)	Amendment, effective April 24, 2017, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[14]

		(xiii)	Amendment, effective September 25, 2017, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012, attached hereto.

	(2)		Administrative Fee Waiver Agreement between Registrant and JNAM, effective September 25, 2017, attached hereto.

	(3)		Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life, dated November 27, 2012.[7]

	(4)	(i)	Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[13]

	(5)	(i)
Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[13]

	(6)	(i)
Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Series Trust, JNL Investors Series Trust, JNL Strategic Income Fund LLC, Jackson Variable Series Trust and Curian Series Trust and JNAM and Curian Capital LLC.[11]

		(ii)	Amendment, effective February 2, 2016, to Master Interfund Lending Agreement dated April 27, 2015.[13]

	(7)	(i)	Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012.[6]

		(ii)	Amendment, effective April 29, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012.[7]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012.[8]

		(iv)	Amendment, effective September 15, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012.[1][0]

		(v)	Amendment, effective April 27, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012.[11]

		(vi)	Amendment, effective September 28, 2015 to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(vii)	Amendment, effective April 25, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012.[13]

		(viii)	Amendment, effective April 24, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012.[14]

		(ix)	Amendment, effective September 25, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012, attached hereto.

(8)
Plan of Reorganization of JNL Variable Fund LLC, dated April 21, 2017 regarding its JNL/Mellon Capital JNL 5 Fund (the "Acquiring Fund") and its JNL/Mellon Capital S&P® 24 Fund (the "Acquired Fund").[15]

(i)			Opinion and Consent of Counsel, attached hereto.

(j)			Consent of Auditors, attached hereto.

(k)			Not Applicable

(l)			Not Applicable

(m)	(1)	(i)	Amended and Restated Distribution Plan, adopted July 1, 2017, attached hereto.

		(ii)	Amendment, effective September 25, 2017, to Amended and Restated Distribution Plan, adopted July 1, 2017, attached hereto.

(n)	(1)	(i)	Multiple Class Plan, dated April 29, 2013.[7]

		(ii)	Amendment, effective September 16, 2013, to Multiple Class Plan, dated April 29, 2013.[8]

		(iii)	Amendment, effective September 15, 2014, to Multiple Class Plan, dated April 29, 2013.[1][0]

		(iv)	Amendment, effective April 27, 2015, to Multiple Class Plan, dated April 29, 2013.[11]

		(v)	Amendment, effective September 28, 2015, to Multiple Class Plan, dated April 29, 2013.[12]

		(vi)	Amendment, effective April 25, 2016, to Multiple Class Plan, dated April 29, 2013.[13]

		(vii)	Amendment, effective April 24, 2017, to Multiple Class Plan, dated April 29, 2013.[14]

		(viii)	Amendment, effective September 25, 2017, to Multiple Class Plan, dated April 29, 2013, attached hereto.

(o)			Not Applicable

(p)	(1)	(i)	Code of Ethics for Registrant, JNAM, and JNLD (Identified Prudential PLC North American Business Units CODE OF ETHICS AND CONDUCT), dated January 1, 2017, attached hereto.

		(ii)	Sarbanes-Oxley version of Code of Ethics for Registrant, dated September 1, 2012.[7]

(2)
Code of Conduct for Mellon Capital, dated August, 2016; and Personal Securities Trading Policy, dated December, 2016, which are collectively considered Mellon Capital's Code of Ethics, attached hereto.

[1]
Incorporated by reference to Registrant's initial registration statement on Form N-1A (333-68105; 811-09121) ("Registration Statement") filed with the Securities and Exchange Commission ("SEC") on November 30, 1998.

[2]	Incorporated by reference to Registrant's Post-Effective Amendment No. 22 to Registration Statement filed with the SEC on December 18, 2009.
[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 25 to Registration Statement filed with the SEC on April 29, 2010.
[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 26 to Registration Statement filed with the SEC on October 8, 2010.
[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 27 to Registration Statement filed with the SEC on April 29, 2011.
[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 29 to Registration Statement filed with the SEC on April 26, 2012.
[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 31 to Registration Statement filed with the SEC on April 26, 2013.
[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 33 to Registration Statement filed with the SEC on September 13, 2013.
[9]	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 to Registration Statement filed with the SEC on April 25, 2014.
[10]	Incorporated by reference to Registrant's Post-Effective Amendment No. 38 to Registration Statement filed with the SEC on September 12, 2014.
[11]	Incorporated by reference to Registrant's Post-Effective Amendment No. 40 to Registration Statement filed with the SEC on April 24, 2015.
[12]	Incorporated by reference to Registrant's Post-Effective Amendment No. 42 to Registration Statement filed with the SEC on September 25, 2015.
[13]	Incorporated by reference to Registrant's Post-Effective Amendment No. 44 to Registration Statement filed with the SEC on April 22, 2016.
[14]	Incorporated by reference to Registrant's Post-Effective Amendment No. 46 to Registration Statement filed with the SEC on April 20, 2017.
[15]	Incorporated by reference to Registrant's Post-Effective Amendment No. 49 to Registration Statement filed with the SEC on June 6, 2017.

Item 29. Persons controlled by or under Common Control with Registrant.

Curian Series Trust
Jackson Variable Series Trust
JNL Series Trust
JNL Investors Series Trust
JNL Strategic Income Fund LLC
Jackson National Separate Account I
Jackson National Separate Account III
Jackson National Separate Account IV
Jackson National Separate Account V
JNLNY Separate Account I
JNLNY Separate Account II
JNLNY Separate Account IV

Item 30. Indemnification.

Article VI of the Registrant's Operating Agreement provides the Registrant shall indemnify each current and former member of its Board and each of its officers (including persons who serve at the Registrant 's request as directors, officers or managers of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise and each current and former Member's and officer's and such other person's heirs, executors and administrators) (each hereinafter referred to as a "Covered Person") against all judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person.

The Registrant shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. The Registrant shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant. The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, managers or employees of the Registrant.

Item 31. Business and Other Connections of Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Asset Management, LLC ("JNAM") contained in the section entitled "Management of the Fund" of the Prospectus, and the biographical information pertaining to Messrs. Bouchard, Crowley, Gillespie, McLellan, Rybak, Wood, Fredricks, Harding, Koors, Nerud, and Piszczek; and Mses. Bennett, Huizenga, Carnahan, Crosser, Engler, Leeman, Nelson, Rhee and Woodworth contained in the section entitled "Managers and Officers of the JNL Variable Fund" and the description of JNAM contained in the section entitled "Investment Adviser and Other Services" of the Statement of Additional Information.

Directors and Officers of JNAMLLC:

NAME	ADDRESS	PRINCIPAL OCCUPATION

Lisa Benkowski	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President (08/20/2016 to Present).

Eric Bjornson	1 Corporate Way Lansing, Michigan 48951	Vice President – Operations (06/28/2014 to Present).

Richard Catts	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Garett Childs	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Corporate Finance and Controller (12/28/2013 to Present); and Chief Risk Officer (08/11/2016 to Present).

Maura Collins	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (12/20/2012 to 05/20/2015).

Michael A. Costello	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (06/30/2016 to present).

Robert Dombrower	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Steven J. Fredricks	1 Corporate Way Lansing, Michigan 48951	Chief Compliance Officer (02/2005 to Present). Senior Vice President (02/27/2013 to Present).

James Gilmore	1 Corporate Way Lansing, Michigan 48951	Vice President (06/24/2013 to 05/20/2015).

Mark Godfrey	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

William Harding	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, Chief Investment Officer (06/28/2014 to Present).

Bradley O. Harris	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (12/01/2015 to Present).

Kelli Hill	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Karen Huizenga	1 Corporate Way Lansing, Michigan 48951	Vice President - Financial Reporting (07/01/2011 to Present).

Thomas P. Hyatte	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/15/2013 to 12/01/2015).

Sean Hynes	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President (08/20/2016 to Present).

Leandra R. Knes	225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606	Chairman (03/02/2011 to 10/15/2015); and Managing Board Member (03/02/2011 to 06/30/2016).

Daniel W. Koors	1 Corporate Way Lansing, Michigan 48951	Senior Vice President (01/2009 to Present); and Chief Operating Officer (04/11/2011 to Present).

Mark B. Mandich	225 West Wacker Drive Suite 1200 Chicago, Illinois 60606	Managing Board Member (05/20/2015 to Present).

Thomas J. Meyer	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (11/2003 to 05/20/2015).

P. Chad Meyers	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present); and Chairman (10/15/2015 to Present).

Mia K. Nelson	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President (02/18/2017 to Present).

Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present). President (01/01/2007 to Present); and Chief Executive Officer (01/01/2010 to Present).

Joseph B. O'Boyle	1 Corporate Way Lansing, Michigan 48951	Vice President, Compliance (09/10/2015 to Present).

Gerard A.M. Oprins	1 Corporate Way Lansing, Michigan 48951	Senior Vice President (04/11/2011 to 09/16/2016); and Chief Financial Officer (04/11/2011 to 09/16/2016).

Michael Piszczek	1 Corporate Way Lansing, Michigan 48951	Vice President – Tax (07/01/2011 to Present).

Alison Reed	7601 Technology Way Denver, CO 80237	Managing Board Member (06/30/2016 to Present).

Susan S. Rhee	1 Corporate Way Lansing, Michigan 48951	Secretary (11/2000 to Present); General Counsel (01/01/2010 to Present); and Senior Vice President (01/01/2010 to Present).

Kristan L. Richardson	1 Corporate Way Lansing, Michigan 48951	Assistant Secretary (06/12/2014 to Present).

Jonathon Shiffer	1 Corporate Way Lansing, Michigan 48951	Vice President (12/31/2013 to 05/20/2015).

Heather R. Strang	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (02/26/2014 to 05/20/2015).

Bryan Yates	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President (08/20/2016 to Present).

Mellon Capital Management Corporation, File No. 801-19785, the sub-adviser of the Funds of JNL Variable Fund LLC, is primarily engaged in the business of rendering investment advisory services.  Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information.

Item 32. Principal Underwriters.

(a)
Jackson National Life Distributors LLC acts as general distributor for the Registrant. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, JNL Series Trust, JNL Investors Series Trust, JNL Strategic Income Fund LLC, and Jackson Variable Series Trust.

(b)	Directors and Officers of Jackson National Life Distributors LLC:

NAME AND PRINCIPLE BUSINESS ADDRESS	POSITIONS AND OFFICERS WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND

Gregory P. Cicotte 300 Innovation Drive Franklin TN, 37067	Manager, President and Chief Executive Officer	N/A

James R. Sopha 1 Corporate Way Lansing, MI 48951	Chairperson	N/A

Steve P. Binioris 1 Corporate Way Lansing, MI 48951	Manager	N/A

Bradley O. Harris 300 Innovation Drive Franklin TN, 37067	Manager	N/A

Emilio Pardo 300 Innovation Drive Franklin TN, 37067	Manager	N/A

Heather R. Strang 1 Corporate Way Lansing, MI 48951	Manager	N/A

Scott Golde 1 Corporate Way Lansing, MI 48951	General Counsel	N/A

Ty Anderson 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Stephen M. Ash 7601 Technology Way Denver, CO 80237	Vice President	N/A

Jeffrey Bain 7601 Technology Way Denver, CO 80237	Vice President	N/A

Brad Baker 7601 Technology Way Denver, CO 80237	Vice President	N/A

Erin Balcaitis 7601 Technology Way Denver, CO 80237	Vice President	N/A

Paul Ballain 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Lawrence Barredo 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

J. Edward Branstetter, Jr. 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Tori Bullen 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Brad Busey 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Eric Cantor 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Michelle L. Carroll 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Court Chynces 7601 Technology Way Denver, CO 80237	Vice President	N/A

Maura Collins 7601 Technology Way Denver, CO 80237	Executive Vice President, Chief Financial Officer and FinOp	N/A

Christopher Cord 7601 Technology Way Denver, CO 80237	Vice President	N/A

Justin Fitzpatrick 7601 Technology Way Denver, CO 80237	Vice President	N/A

Katie Gallagher 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Luis Gomez 7601 Technology Way Denver, CO 80237	Vice President	N/A

Jennifer Griffin 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Elizabeth Griffith 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Paul Hardy 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Mona Hernandez 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Thomas Hurley 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Amanda Jenkins 1 Corporate Way Lansing, MI 48951	Assistant Secretary	N/A

Mark Jones 7601 Technology Way Denver, CO 80237	Vice President	N/A

Tammy Kelly 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Beth Larson 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Emily Livingstone 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Doug Mantelli 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Tamu McCreary 7601 Technology Way Denver, CO 80237	Vice President	N/A

Timothy McDowell 7601 Technology Way Denver, CO 80237	Senior Vice President and Chief Compliance Officer	N/A

Jennifer Meyer 7601 Technology Way Denver, CO 80237	Vice President	N/A

Peter Meyers 7601 Technology Way Denver, CO 80237	Vice President	N/A

Diane Montana 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Matt Murphy 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Steven O'Connor 7601 Technology Way Denver, CO 80237	Vice President	N/A

Allison Pearson 7601 Technology Way Denver, CO 80237	Vice President	N/A

John Poulsen 7601 Technology Way Denver, CO 80237	Executive Vice President, Sales Strategy	N/A

Jeremy D. Rafferty 7601 Technology Way Denver, CO 80237	Vice President	N/A

Alison Reed 7601 Technology Way Denver, CO 80237	Executive Vice President, Operations	N/A

Traci Reiter 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Secretary	N/A

Ryan Riggen 7601 Technology Way Denver, CO 80237	Vice President	N/A

Tim Schauer 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Marilynn Scherer 7601 Technology Way Denver, CO 80237	Vice President	N/A

Marc Socol 7601 Technology Way Denver, CO 80237	Executive Vice President, National Sales Manager	N/A

Melissa Sommer 7601 Technology Way Denver, CO 80237	Vice President	N/A

Michael Spindler 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Daniel Starishevsky 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Ryan Strauser 7601 Technology Way Denver, CO 80237	Vice President	N/A

Brian Sward 7601 Technology Way Denver, CO 80237	Senior Vice President	N/A

Jeremy Swartz 7601 Technology Way Denver, CO 80237	Vice President	N/A

Robin Tallman 7601 Technology Way Denver, CO 80237	Vice President and Controller	N/A

Angela Tucker 7601 Technology Way Denver, CO 80237	Vice President	N/A

Byron Wilson 7601 Technology Way Denver, CO 80237	Assistant Vice President	N/A

Phil Wright 7601 Technology Way Denver, CO 80237	Vice President	N/A

(c)	The Funds have no principal underwriter who is not an affiliated person of the Funds or an affiliated person of such person.

Item 33. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Registrant at 1 Corporate Way, Lansing, Michigan 48951, at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, and at the following locations:

Office of the Custodian: JPMorgan Chase Bank, N.A.	270 Park Avenue, New York, New York 10017

Office of the Custodian: State Street Bank and Trust Company	200 Newport Avenue, Josiah Quincy Building – Floor 5 North Quincy, Massachusetts 02171

Mellon Capital Management Corporation	50 Fremont Street, Suite 3900, San Francisco, California 94105

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 21st day of September, 2017.

JNL VARIABLE FUND LLC

/s/ Susan S. Rhee
Susan S. Rhee
Vice President, Counsel, and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/ Susan S. Rhee *	September 21, 2017
Michael Bouchard
Manager

/s/ Susan S. Rhee *	September 21, 2017
Ellen Carnahan
Manager

/s/ Susan S. Rhee *	September 21, 2017
William Crowley
Manager

/s/ Susan S. Rhee *	September 21, 2017
Michelle Engler
Manager

/s/ Susan S. Rhee *	September 21, 2017
John W. Gillespie
Manager

/s/ Susan S. Rhee *	September 21, 2017
Richard D. McLellan
Manager

/s/ Susan S. Rhee *	September 21, 2017
Mark D. Nerud
Manager, President and Chief Executive Officer (Principal Executive Officer)

/s/ Susan S. Rhee *	September 21, 2017
William R. Rybak
Manager

/s/ Susan S. Rhee *	September 21, 2017
Edward C. Wood
Manager

/s/ Susan S. Rhee *	September 21, 2017
Patricia A. Woodworth
Manager

/s/ Susan S. Rhee *	September 21, 2017
Daniel W. Koors
Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

* By Susan S. Rhee, Attorney In Fact

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as managers of JNL VARIABLE FUND LLC (333-68105), a Delaware limited liability company, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Variable Fund LLC, hereby constitute and appoint Susan S. Rhee and Mark D. Nerud, his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Michael J. Bouchard	January 1, 2017
Michael J. Bouchard

/s/ Ellen Carnahan	January 1, 2017
Ellen Carnahan

/s/ William J. Crowley, Jr.	January 1, 2017
William J. Crowley, Jr.

/s/ Michelle Engler	January 1, 2017
Michelle Engler

/s/ John W. Gillespie	January 1, 2017
John W. Gillespie

/s/Richard D. McLellan	January 1, 2017
Richard D. McLellan

/s/ Mark D. Nerud	January 1, 2017
Mark D. Nerud

/s/ William R. Rybak	January 1, 2017
William R. Rybak

/s/ Edward C. Wood	January 1, 2017
Edward C. Wood

/s/ Patricia A. Woodworth	January 1, 2017
Patricia A. Woodworth

/s/ Daniel W. Koors	January 1, 2017
Daniel W. Koors

EXHIBIT LIST

Exhibit Number 28			Exhibit Description

(d)	(1)	(xii)
Amendment, effective September 25, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012, attached hereto as EX 99.28(d)(1)(xii).

(d)	(2)	(xvi)	Amendment, effective July 1, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012, attached hereto as EX 99.28(d)(2)(xvi).

(d)	(2)	(xvii)	Amendment, effective September 25, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012, attached hereto as EX 99.28(d)(2)(xvii).

(e)	(1)	(i)	Second Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC ("JNLD"), effective July 1, 2017, attached hereto as EX 99.28(e)(1)(i).

(e)	(1)	(ii)	Amendment, effective September 25, 2017, to Second Amended and Restated Distribution Agreement between Registrant and JNLD, effective July 1, 2017, attached hereto as EX 99.28(e)(1)(ii).

(g)	(1)	(xxiv)	Amendment, effective September 25, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009, attached hereto as EX 99.28(g)(1)(xxiv).

(g)	(2)	(viii)	Amendment, dated September 25, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010, attached hereto as EX 99.28(d)(2)(viii).

(h)	(1)	(xiii)	Amendment, effective September 25, 2017, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012, attached hereto as EX 99.28(h)(1)(xiii).

(h)	(2)		Administrative Fee Waiver Agreement between Registrant and JNAM, effective September 25, 2017, attached hereto as EX 99.28(h)(2).

(h)	(7)	(ix)	Amendment, effective September 25, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, effective February 28, 2012, attached hereto as EX 99.28(h)(7)(ix).

(i)			Opinion and Consent of Counsel, attached hereto as EX 99.28(i).

(j)			Consent of Auditors, attached hereto as EX 99.28(j).

(m)	(1)	(i)	Amended and Restated Distribution Plan, adopted July 1, 2017, attached hereto as EX 99.28(m)(1)(i).

(m)	(1)	(ii)	Amendment, effective September 25, 2017, to Amended and Restated Distribution Plan, adopted July 1, 2017, attached hereto as EX 99.28(m)(1)(ii).

(n)	(1)	(viii)	Amendment, effective September 25, 2017, to Multiple Class Plan, dated April 29, 2013, attached hereto as EX 99.28(n)(1)(viii).

(p)	(1)	(i)	Code of Ethics for Registrant, JNAM, and JNLD (Identified Prudential PLC North American Business Units CODE OF ETHICS AND CONDUCT), dated January 1, 2017, attached hereto as EX 99.28(p)(1)(i).

(p)	(2)
Code of Conduct for Mellon Capital, dated August, 2016; and Personal Securities Trading Policy, dated December, 2016, which are collectively considered Mellon Capital's Code of Ethics, attached hereto as EX 99.28(p)(2).